[GRAPHIC OMITTED]

                                                            As of March 31, 2002
ANNUAL REPORT

                                                                  [LOGO OMITTED]
                                                                   PACIFIC FUNDS

                                TABLE OF CONTENTS

PACIFIC FUNDS
Chairman's Letter ....................................................  A-1
Performance Discussion ...............................................  A-2
Schedules of Investments and Notes ...................................  B-1
Financial Statements:
     Statements of Assets and Liabilities ............................  C-1
     Statements of Operations ........................................  C-5
     Statements of Changes in Net Assets .............................  C-7
Financial Highlights .................................................  D-1
Notes to Financial Statements ........................................  E-1
Independent Auditors' Report .........................................  F-1

                                  PACIFIC FUNDS

To Our Pacific Funds Shareholders:

    Investors in the equity markets have had a turbulent experience over the past two years. Even in tough market conditions, we have great confidence in our new family of mutual funds. We launched Pacific Funds just weeks after the September 11th tragedy. Despite its launch during a period of great uncertainty, 11 of the 14 Pacific Funds have had positive cumulative returns from inception through the period ending March 31, 2002, the fiscal year-end.

    As of the end of first quarter 2002, we have every reason to be optimistic about the market. First, we're operating in a very low interest rate environment, and the Federal Reserve Board believes this will boost the economy. Second, consumer confidence is at its highest level in recent months. This is an important barometer because consumer spending accounts for about two-thirds of the economy. Third, the Gross Domestic Product expanded at a 1.7% annual rate during the fourth quarter of 2001 -- the fastest pace of growth in more than a year.

    Recent market conditions also reinforced the importance of diversification. Becoming overly reliant upon specific sectors or investment styles -- such as technology or growth -- can lead to substantial losses when those sectors fall out of favor. Pacific Funds offers a range of fund types that allow you to diversify across multiple asset classes and carry the distinction of our well-recognized lineup of fund managers -- each considered a leader in its area of investment style expertise. To further enhance diversification potential, asset allocation models developed with Ibbotson Associates -- a well-known industry consultant -- are available with Pacific Funds.

    We've prepared the attached discussion with input from each of the fund managers. It includes results for each of the funds for the six-month period from inception through March 31, 2002 and the anticipated outlook through March 31, 2003. Thank you for investing in Pacific Funds. We appreciate your confidence and look forward to serving your needs in the coming months.






/S/SIGNATURE                       /S/SIGNATURE
GLENN S. SCHAFER                   THOMAS C. SUTTON
PRESIDENT                          CHAIRMAN OF THE BOARD

                      PACIFIC FUNDS PERFORMANCE DISCUSSION

PF AIM BLUE CHIP FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 10.09%* compared to a 10.99%** return for its benchmark, the Standard & Poor's 500 Composite Stock Price Index (S&P(R) 500 Index). Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE S&P(R) 500 INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                             PF AIM BLUE CHIP       PF AIM BLUE CHIP
                             FUND CLASS A           CLASS A WITH
             S&P(R)          WITHOUT FRONT-END      MAXIMUM FRONT-END
             500 INDEX       SALES CHARGE           SALES CHARGE
             ---------       -----------------      -----------------
Sep 01       $10,000.0         $ 9,451.80              $10,000.0
Oct 01        10,460.0           9,886.58               10,190.8
Nov 01        11,219.5          10,604.50               10,972.3
Dec 01        11,230.1          10,614.50               11,068.5
Jan 02        10,989.0          10,386.60               10,907.0
Feb 02        10,587.2          10,006.90               10,696.7
Mar 02        11,009.1          10,405.60               11,099.0

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF AIM BLUE CHIP FUND         SINCE INCEPTION           SINCE INCEPTION
                              (WITHOUT SALES            (WITH MAXIMUM
                              CHARGE)*                  SALES CHARGE)***
                              ---------------           ----------------
Class A                            10.09%                     4.06%
Class B                             9.79%                     4.79%
Class C                             9.74%                     7.66%

S&P(R)500 Index                    10.99%**                    N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. The year 2001 was a volatile one for both the markets and the economy. Negative corporate earnings announcements and revisions dominated the headlines as many corporations were negatively impacted by the substantial slowdown in the economy that began in the latter part of 2000. The terrorist attacks on the United States that took place on September 11th dealt a huge blow to an already weak U.S. economy.

    Growth stocks remained out of favor with value stocks strongly outperforming growth stocks for the year and for the first quarter of 2002. However, the performance differential between growth and value has narrowed as growth stocks have begun to perform better. In the market generally, large-capitalization growth stocks suffered the greatest losses during the period, while small-capitalization value-oriented stocks were the best performers.

    At the end of 2001 and the first part of 2002, many investors became nervous about investing due to accounting issues that surfaced as a result of the recent Enron Corp. (the fund did not hold as of 3/31/02) scandal. While some investor fears remain regarding accounting issues, these fears do seem to be slowly subsiding.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. The fund slightly underperformed compared to its benchmark (10.09%* versus 10.99%**). Stock selection and an underweight position compared to the benchmark in the information technology sector and stock selection in the telecommunication services sector were positive contributors to fund performance. Negative contributors to fund performance included stock selection in the industrials, consumer discretionary, and consumer staples sectors.

    The fund returned 12.30%* compared to a 10.68%** return for its benchmark during the market rally in the fourth quarter of 2001, which helped cushion lower returns in the first quarter of 2002. The fund continues to be diversified across sectors, industries, and stocks, and we at AIMCapital Management, Inc.
(AIM) continue to focus the fund on what we believe to be market-leading companies. We believe that as the economy recovers, these



--------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

traditionally high-valuation market leaders should come back into favor. As corporate earnings begin to increase again, and investor confidence grows, the underlying fundamentals of these high-quality companies should again make these attractive investments. We believe the fund is well positioned for economic recovery.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Despite the positive economic news recently released, some investor fears remain. The recent increase in the price of oil and the situation in the Middle East have heightened investor fear of inflation and a subsequent rise in interest rates. While the economy continues to recover, these fears may cause markets to remain volatile in the short term. However, we believe that the long-term outlook for both the economy and the markets remains positive as we continue to see signs of improvement in both earnings and the economic environment. We will continue to diversify the fund across sectors, industries and stocks, and believe that the fund is well positioned to take advantage of the improving earnings and economic environment.

PF AIM AGGRESSIVE GROWTH FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 17.21%* compared to a 24.54%** return for its benchmark, the Russell 2500 Index. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE RUSSELL 2500 INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                           PF AIM AGGRESSIVE        PF AIM AGGRESSIVE
                           GROWTH FUND CLASS A      GROWTH FUND CLASS A
            RUSSELL        WITHOUT FRONT-END        WITH MAXIMUM FRONT-END
            2500 INDEX     SALES CHARGE             SALES CHARGE
            ---------      -------------------      ----------------------
Sep 01      $10,000.0        $ 9,451.8                 $10,000.0
Oct 01       10,720.0         10,132.3                  10,517.1
Nov 01       11,308.0         10,688.1                  11,367.6
Dec 01       11,629.9         10,992.3                  12,004.9
Jan 02       11,367.9         10,744.6                  11,855.9
Feb 02       10,964.8         10,363.6                  11,648.3
Mar 02       11,720.6         11,078.0                  12,453.6

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF AIM AGGRESSIVE             SINCE INCEPTION              SINCE INCEPTION
  GROWTH FUND                 (WITHOUT SALES               (WITH MAXIMUM
                              CHARGE)*                     SALES CHARGE)***
                              ---------------              ----------------
Class A                             17.21%                      10.78%
Class B                             16.84%                      11.84%
Class C                             16.91%                      14.76%

Russell 2500 Index                  24.54%**                      N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. The markets and the economy remained volatile throughout 2001. Negative corporate earnings announcements and revisions were prevalent during the year as many corporations were caught off guard by the degree of the economic slowdown that began in the latter part of 2000. The terrorist attacks on the United States on September 11th dealt a huge blow to an already faltering U.S. economy.

    Following the market downturn that was exacerbated by the terrorist attacks, the fund invested more in core growth holdings, rather than momentum


----------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

holdings as core growth stocks tend to be more resilient than momentum stocks during periods of economic uncertainty. Core growth stocks have also served to lower the overall volatility of the fund. Both the year 2001 and the first quarter of 2002 ended with value stocks strongly outperforming growth stocks. However, since the market lows in late September, the performance differential between growth and value has narrowed. Overall, large-capitalization growth stocks were hit hardest during the reporting period with small-capitalization and value-oriented stocks contributing the most to overall market performance.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. The fund's growth bias hurt performance during the period, as investors favored value investing. However, the fund did benefit from a recovery in the technology sector and small-capitalization stocks late in the fourth quarter of 2001 and had stronger performance during that period.

    The fund underperformed compared to its benchmark, largely due to three sectors: health care, materials, and consumer discretionary. The fund's overweight position compared to the benchmark and stock selection in the health care sector were the largest detractors from the fund's performance relative to its benchmark. An underweight position and stock selection in the materials sector, and stock selection in the consumer discretionary sector also detracted from fund performance.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Markets continue to struggle despite the positive economic news released during the first quarter of 2002, as some investor fears remain. The current situation in the Middle East and the recent increase in the price of oil have heightened investor fear of inflation and a rise in interest rates. These fears may cause markets to remain volatile in the short term. However, we at AIM believe that the long-term outlook for the fund, the economy and the markets will remain positive as we continue to see signs of improvement in the earnings and economic environment.

PF INVESCO HEALTH SCIENCES FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned -0.92%* compared to a 10.99%** return for its benchmark, the S&P(R)500 Index. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE S&P(R) 500 INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                          PF INVESCO HEALTH          PF INVESCO HEALTH SCIENCES
                          SCIENCES FUND CLASS A      FUND CLASS A WITH
           S&P(R)         WITHOUT FRONT-END          MAXIMUM FRONT-END
           500 INDEX      SALES CHARGE               SALES CHARGE
           ---------      ---------------------      --------------------------
Sep 01     $10,000.00        $ 9,451.80                   $10,000.00
Oct 01      10,420.00          9,848.78                    10,190.80
Nov 01      10,900.00         10,302.50                    10,972.30
Dec 01      10,519.30          9,942.66                    11,068.50
Jan 02       9,988.34          9,440.79                    10,907.00
Feb 02       9,787.98          9,251.41                    10,696.70
Mar 02       9,908.20          9,365.04                    11,099.00

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF INVESCO HEALTH             SINCE INCEPTION               SINCE INCEPTION
  SCIENCES FUND               (WITHOUT SALES                (WITH MAXIMUM
                              CHARGE)*                      SALES CHARGE)***
                              ---------------               ----------------
Class A                            -0.92%                         -6.35%
Class B                            -1.22%                         -6.15%
Class C                            -1.22%                         -3.17%

S&P(R)500 Index                    10.99%**                         N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------


Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.


-----------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

A. A positive factor affecting the fund's performance included health care stocks' relative insulation from macroeconomic events. For example, although the fund was by no means immune to Enron Corp.'s (the fund did not hold as of 3/31/02) collapse and the accompanying wave of negative investor sentiment, the fund's holdings generally experienced less volatility than some other, more aggressive sectors following the Enron Corp. debacle.

The fund was held back by some unfavorable developments specific to its sector. Among these was the announcement on December 30, 2001, that ImClone Systems Incorporated's (the fund did not hold as of 3/31/02) new cancer drug had been rejected by the Federal Drug Administration (FDA). Also, a number of phase-three drug failures emerged from the biotechnology industry in subsequent months. Phase-three tests are the final hurdle before a drug is deemed effective, generally coming after years of development.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. In evaluating the performance of the various industries within the health care sector, it is difficult to make any broad categorizations, since we at INVESCO Funds Group, Inc. (INVESCO) saw a major market rotation during the period. In the first three months, many biotechnology companies outperformed other companies in the sector, aided by investors' renewed interest in growth-oriented stocks during the final quarter of 2001. At the same time, diversified pharmaceutical companies and health care services firms struggled, hampered by their more defensive reputations. However, in the second half of the period, the opposite was true, with pharmaceutical and health care services companies leading the way and biotechnology companies falling back. This was a reflection of the decidedly less bullish atmosphere that took hold in the first quarter of 2002.

    The one area that did fare well through both quarters was the specialty pharmaceuticals industry. Specialty pharmaceuticals are smaller firms that either create and market a tight range of targeted drugs or specialize in producing generic versions of popular medications. For example, Forest Laboratories, Inc. (4.88% of the fund's total market value as of 3/31/02), one of the fund's top holdings, advanced steadily throughout the period thanks to the success of its generic antidepressant, Celexa.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Going forward, we will be focusing on high-quality pharmaceutical companies like Forest Laboratories, Inc. as well as larger names such as Johnson & Johnson Inc. (5.66%). We believe that the Federal Reserve Board (Fed) is likely to begin raising interest rates in 2002, and that investors will find the relative stability of pharmaceuticals' business models particularly appealing when this happens. At the same time, we plan to emphasize those biotechnology names that have already proven themselves with successful products, while de-emphasizing hospital and other health care services stocks whose growth prospects are not as strong.

PF INVESCO TECHNOLOGY FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 24.70%* compared to a 10.99%** return for its benchmark, the S&P(R) 500 Index. Complete performance information for all classes is included in the following table.


-----------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE S&P(R) 500 INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                           PF INVESCO TECHNOLOGY      PF INVESCO TECHNOLOGY
                           FUND CLASS A               FUND CLASS A WITH
            S&P(R)         WITHOUT FRONT-END          MAXIMUM FRONT-END
            500 INDEX      SALES CHARGE               SALES CHARGE
            ---------      ---------------------      ---------------------
Sep 01      $10,000.0         $ 9,451.8                   $10,000.0
Oct 01       11,590.0          10,954.6                    10,190.8
Nov 01       13,450.0          12,712.7                    10,972.3
Dec 01       13,500.0          12,759.9                    11,068.5
Jan 02       13,340.0          12,608.7                    10,907.0
Feb 02       11,260.0          10,642.7                    10,696.7
Mar 02       12,470.0          11,786.4                    11,099.0

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF INVESCO                    SINCE INCEPTION                SINCE INCEPTION
 TECHNOLOGY FUND              (WITHOUT SALES                 (WITH MAXIMUM
                              CHARGE)*                       SALES CHARGE)***
                              ---------------                ----------------
Class A                             24.70%                          17.86%
Class B                             24.40%                          19.40%
Class C                             24.40%                          22.18%

S&P(R)500 Index                     10.99%**                          N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. For technology investors, the past six months were truly a tale of two starkly different quarters. During the fourth quarter of 2001, technology stocks rallied sharply as progress in the war on terrorism and resurgent optimism about the business climate had investors feeling more tolerant of risk. But by January, investors decided the gains during the fourth quarter of 2001 were probably too extensive given the progress of the economic recovery. Consequently, by the end of the first quarter of 2002, technology shares had given back a portion of the prior quarter's gains.

    Against this backdrop, the fund advanced strongly, posting impressive gains for the six-month period ending March 31, 2002 and outperforming the benchmark's return.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. Overall, the past six months were positive for the fund. Early on, assets were actively concentrated on the highest-quality technology companies, favoring firms capable of withstanding the business downturn. This preference led to an emphasis in semiconductor companies, and the decision paid off as the semiconductor companies continued to see their inventories decrease and orders pick up. Consequently, semiconductor stocks performed exceptionally well, and were the primary factor in the fund's solid performance.

    The fund's contract manufacturers also made positive contributions to performance. These companies are hired by computer component and wireless phone designers to mass assemble their products. Contract manufacturers often enjoy an increase in business during periods of economic softness, as corporations look for ways to cut costs. This trend supported the fund's contract manufacturer holdings throughout the period.

    Meanwhile, the fund's software holdings held back performance. The software sector had an exceptionally difficult first quarter of 2002 as a lack of new products resulted in tepid demand. Other weak areas included the fund's telecommunications equipment holdings. Investors sold shares of companies in this sector after reports surfaced that fewer people were subscribing to wireless phone plans than investors had originally anticipated.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Looking ahead, we at INVESCO expect technology stocks to benefit from an economic recovery later this year. However, we might not see strong growth in the sector until late this year, when we anticipate that corporate spending on technology will increase. Until then, the going could stay choppy,


--------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

but not at the expense of opportunity. However, even after the economy is in a sustainable recovery mode, we do not expect the sector to see the degree of returns it did during the peak years of 1998 through early 2000. Investors have become more sensitive to stock prices, so a repeat of the late 1990s appears unlikely. That said, we do believe that the technology sector will continue to grow at a rate well in excess of the broader economy over the long term.

PF JANUS STRATEGIC VALUE FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 14.94%* compared to a 10.99 %** return for its benchmark, the S&P(R) 500 Index. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE S&P(R) 500 INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                           PF JANUS STRATEGIC       PF JANUS STRATEGIC
                           VALUE FUND CLASS A       VALUE FUND CLASS A WITH
            S&P(R)         WITHOUT FRONT-END        MAXIMUM FRONT-END
            500 INDEX      SALES CHARGE             SALES CHARGE
            ---------      -----------------        -----------------------
Sep 01      $10,000.0       $ 9,451.80                   $10,000.0
Oct 01       10,280.0         9,716.45                    10,190.8
Nov 01       10,700.0        10,113.40                    10,972.3
Dec 01       10,942.2        10,342.20                    11,068.5
Jan 02       10,721.3        10,133.50                    10,907.0
Feb 02       10,741.4        10,152.50                    10,696.7
Mar 02       11,494.3        10,864.10                    11,099.0

TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF JANUS STRATEGIC            SINCE INCEPTION                SINCE INCEPTION
 VALUE FUND                   (WITHOUT SALES                 (WITH MAXIMUM
                              CHARGE)*                       SALES CHARGE)***
                              ---------------                ----------------
Class A                             14.94%                           8.64%
Class B                             14.71%                           9.71%
Class C                             14.67%                          12.55%

S&P(R)500 Index                     10.99%**                          N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. Equity markets moved higher at the end of 2001, encouraged by the Fed's aggressive interest rate cutting campaign, and investors embraced the growing optimism for a mid-2002 recovery. Unfortunately, that momentum stalled as market concerns stemming from the accounting and disclosure challenges of several of the world's largest corporations ensued in the first quarter of this year. Even so, the fund gained ground and convincingly outperformed its benchmark.




------------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. Mexico-based global cement producer Cemex SA ADR (3.20% of the fund's total market value as of 3/31/02) moved higher as the company delivered high returns and strong growth. Lear Corp. (3.68%), a major supplier of automotive interiors, also advanced, supported by cash flow dynamics that were less cyclical than analysts had forecasted.

    Elsewhere, results in the toy retail industry were mixed. While Mattel, Inc. (1.62%) showed signs of strong growth potential, following a period of effective cost-management efforts, Toys 'R' Us, Inc. (3.86%) experienced setbacks in its turnaround plan. Meanwhile, media holding company Liberty Media Corp. 'A' (3.93%) has struggled with the slowdown in advertising spending and a highly publicized acquisition bid that failed to win regulatory approval.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Looking ahead, with valuations becoming considerably less attractive, the manager remains focused on fundamentals and continues to base the fund's investment decisions on a company's long-term growth potential regardless of market or economic conditions.

PF JANUS GROWTH LT FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 3.50%*, compared to a 10.99%** return for its benchmark, the S&P(R) 500 Index. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE S&P(R) 500 INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                             PF JANUS GROWTH LT      PF JANUS GROWTH LT
                             FUND CLASS A            FUND CLASS A WITH
             S&P(R)          WITHOUT FRONT-END       MAXIMUM FRONT-END
             500 INDEX       SALES CHARGE            SALES CHARGE
             ---------       -----------------       -----------------
Sep 01       $10,000.00         $ 9,451.80               $10,000.0
Oct 01        10,150.00           9,593.58                10,190.8
Nov 01        10,770.00          10,179.60                10,972.3
Dec 01        10,941.50          10,341.70                11,068.5
Jan 02        10,580.50          10,000.50                10,907.0
Feb 02         9,898.52           9,355.87                10,696.7
Mar 02        10,349.80           9,782.43                11,099.0

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF JANUS GROWTH LT            SINCE INCEPTION                SINCE INCEPTION
  FUND                        (WITHOUT SALES                 (WITH MAXIMUM
                              CHARGE)*                       SALES CHARGE)***
                              ---------------                ----------------
Class A                              3.50%                        -2.18%
Class B                              3.27%                        -1.73%
Class C                              3.33%                         1.31%

S&P(R)500 Index                     10.99%**                        N/A
--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. Briefly discuss both the principal positive and negative factors that affected the fund's performance during the period.

A. The period was marked by a continuing economic malaise. The Fed continued to cut interest rates as economists confirmed a U.S. recession. Consumer confidence whipsawed as increased accounting scrutiny across the board fueled investor concerns, leaving equity market results mixed. Signs of economic stability came late in the period, but investors remained uncertain about exactly when -- and by how much -- corporate profits might revive.



-------------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. Industry sectors that performed well during the six-month period, which included health care and financial services, were those that traditionally have benefited from the relative stability of their revenue and cash flows during times of economic turmoil. Health care sector winners included hospital operator Tenet Healthcare Corp. (2.05% of the fund's total market value as of 3/31/02), which strengthened revenue by attracting more patients and performing more high-margin surgical procedures. In the financial sector, Citigroup Inc. (4.88%), unlike many of its peers, managed an increase in earnings after absorbing significant charges that were not incurred in the ordinary course of business. The company was not nearly as exposed as its competitors to Enron Corp., Global Crossing Ltd. and the debt crisis in Argentina. Stocks of Goldman Sachs Group Inc. (1.55%), Berkshire Hathaway Inc. 'B' (2.54%), CIGNA Corp (1.24%) and AFLAC Inc. (1.34%) also gained ground.

    Other stocks which contributed to fund performance included Raytheon Co. (3.89%) and Honeywell International Inc. (1.34%), which gained on expectations of the Bush administration's commitment to increased military spending.

    In contrast, the communications sector was mixed. Nokia Corp ADR (5.18%) fell in response to concerns about the sustainability of growth in the cellular handset market as well as fears of a slowdown in new network infrastructure. With advertising revenues yet to rebound, stocks of AOL Time Warner Inc. (1.42%) and Liberty Media Corp. (4.18%) declined. Nevertheless, cable network operator Comcast Corp. 'A' (1.93%) is expanding its high-definition television service in large U.S. markets, and Viacom Inc. 'B' (1.85%) resisted the media industry trend by posting substantial gains during the period.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. At Janus Capital Management LLC (formerly Janus Capital Corporation) we have begun to see signs that both the economy and the financial markets are leveling. We believe that the efforts to balance the fund in response to changing market and economic conditions -- such as gradually increasing its exposure to companies that are poised to benefit from economic stability -- will serve the fund well in the coming year. Therefore, we look ahead with a growing sense of optimism.

PF LAZARD INTERNATIONAL VALUE FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 11.21%* compared to an 8.01%** return for its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. Complete performance information for all classes is included in the following table.


-----------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE MSCI EAFE INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                          PF LAZARD INTERNATIONAL      PF LAZARD INTERNATIONAL
                          VALUE FUND CLASS A           VALUE FUND CLASS A WITH
           MSCI           WITHOUT FRONT-END            MAXIMUM FRONT-END
           EAFE INDEX     SALES CHARGE                 SALES CHARGE
           ----------     -----------------------      -----------------------
Sep 01     $10,000.00          $ 9,451.80                     $10,000.00
Oct 01      10,310.00            9,751.00                      10,256.10
Nov 01      10,750.00           10,160.70                      10,634.20
Dec 01      10,960.50           10,359.70                      10,697.40
Jan 02      10,449.10            9,876.28                      10,129.00
Feb 02      10,599.50           10,018.50                      10,200.00
Mar 02      11,120.90           10,511.50                      10,801.30

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF JANUS LAZARD               SINCE INCEPTION                  SINCE INCEPTION
 INTERNATIONAL                (WITHOUT SALES                   (WITH MAXIMUM
 VALUE FUND                   CHARGE)*                         SALES CHARGE)***
                              ---------------                  ----------------
Class A                             11.21%                            5.11%
Class B                             10.95%                            5.95%
Class C                             10.91%                            8.82%

MSCI EAFE Index                      8.01%**                           N/A
--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------


Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. While 2000's market weakness was concentrated in the highly valued technology and telecommunications sectors, the decline in 2001 saw all of the sectors in the MSCI EAFE Index experience significant losses. The economic outlook had been a primary focus of investors throughout 2001, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. According to recent data, the global economic climate has brightened considerably during 2002, especially considering the weakness that was still clearly evident at the beginning of the first quarter. The underlying question now is whether the global economic rebound is simply the one-time impact of restocking depleted inventories, or whether consumer demand will sustain the recovery.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. During the fourth quarter of 2001, holdings in the consumer staples and energy sectors held up well, generally due to their ability to remain profitable in adverse economic environments. The fund also benefited from a relatively low exposure to technology and telecommunications, sectors that continued to be weak. These same sectors continued to be weak performers during the first quarter of 2002, while energy and commodity producers showed strength. The fallout from the Enron Corp. (the fund did not hold as of 3/31/02) accounting scandal continues to impact global markets adversely. As a result, no U.S. or international company -- whether blue chip or emerging leader -- is immune from public scrutiny. The fund's strength during the first quarter was mostly derived from its energy holdings, which were bolstered by rising oil prices prompted by the global economic rebound and by events in the Middle East. BP PLC (3.24% of the fund's total market value as of 3/31/02) announced further job cuts and production increases to offset lower oil and gas prices, after the company hit its targets in improvements last year. Consumer staples were generally strong as well. Diageo PLC (3.34%) rose on expectations that improvements in returns on invested capital will continue to propel the stock. While the fund has very limited exposure to the technology and media sectors, it was impacted by the weakness in these groups.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. We at Lazard Asset Management feel that the benefits of global diversification remain clear: the trade-off of valuation versus financial productivity


------------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

currently favors non-U.S. markets, more specifically those in Europe. The valuation of European companies relative to their U.S. counterparts is low, relative to historic norms, making European equities extremely attractive. Moreover, European companies have fared better in managing profitability during the global downturn than have U.S. companies. Consequently, we believe that our value discipline will reap rewards for investors, as we continue to concentrate the fund on those companies that we believe have consistently generated strong returns on equity throughout varying economic cycles.

PF MFS MID-CAP GROWTH FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 13.79%* compared to a 24.82%** return for its benchmark, the Russell Midcap Growth Index. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE RUSSELL MIDCAP GROWTH INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                               PF MFS MID-CAP           PF MFS MID-CAP GROWTH
                               GROWTH FUND CLASS A      FUND CLASS A WITH
           RUSSELL MIDCAP      WITHOUT FRONT-END        MAXIMUM FRONT-END
           GROWTH INDEX        SALES CHARGE             SALES CHARGE
           --------------      -------------------      ---------------------
Sep 01       $10,000.0           $ 9,451.8                 $10,000.0
Oct 01        10,870.0            10,274.1                  11,051.2
Nov 01        11,541.0            10,908.2                  12,240.9
Dec 01        12,254.1            11,582.2                  12,706.2
Jan 02        11,195.6            10,581.8                  12,293.6
Feb 02        10,646.0            10,062.3                  11,596.7
Mar 02        11,378.8            10,754.9                  12,481.8

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF MFS MID-CAP                      SINCE INCEPTION             SINCE INCEPTION
 GROWTH FUND                        (WITHOUT SALES              (WITH MAXIMUM
                                    CHARGE)*                    SALES CHARGE)***
                                    ---------------             ----------------
Class A                                 13.79%                        7.55%
Class B                                 13.52%                        8.52%
Class C                                 13.53%                       11.42%

Russell Midcap Growth Index             24.82%**                       N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. Stocks of selected software firms, U.S. natural gas producers, and property & casualty insurers were three areas that contributed positively to fund performance during the period. Stocks of software firms have been among the better performers in the technology sector, in part because we at MFSInvestment Management (MFS) believe that corporations see software investments as providing a more immediate benefit than more expensive hardware purchases.

    Two main areas that held back performance were some of the fund's larger technology holdings and


--------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

communication tower stocks. Communication tower firms build towers and rent antenna space to wireless and broadcast companies. In the technology area, fund performance was hurt by a market that we believe took a negative short-term view of some companies that we feel have tremendous long-term potential that is not yet recognized by the market.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. The fund invested in U.S. natural gas producer stocks because our research indicated gas supplies were falling at a time when demand was rising. The market seemed to recognize this supply/demand imbalance over the period, as most of the fund's gas stocks rose in price. Several property & casualty insurance firms also contributed to fund performance. For many leaders in the business, the September 11th terrorist attacks magnified a positive trend that we had been observing for some time: stronger companies with the reserves to sustain large losses were finding themselves able to raise rates significantly for the first time in many years.

    Communication tower stocks, such as American Tower Corp. 'A' (1.12% of the fund's total market value as of 3/31/02) and Crown Castle International Corp. (0.82%), were an area that hurt fund performance, as they suffered along with most telecommunications-related stocks. We think, however, that the long-term economics of the tower industry remain attractive.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Looking ahead, we believe that the market and the economy may see a mild recovery in 2002. However, that's really not a key factor in the fund's investment strategy. Although we take market conditions into account, we don't base the fund's investments on where we think the overall market may go. As bottom-up investors, we try to look at individual businesses and what is happening in their particular industries.

PF MFS GLOBAL GROWTH FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 10.54%* compared to a 10.45%** return for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index Free. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE MSCI ALL COUNTRY WORLD INDEX FREE) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                 PF MFS GLOBAL            PF MFS GLOBAL GROWTH
                                 GROWTH FUND CLASS A      FUND CLASS A WITH
           MSCI ALL COUNTRY      WITHOUT FRONT-END        MAXIMUM FRONT-END
           WORLD INDEX FREE      SALES CHARGE             SALES CHARGE
           ----------------      -------------------      --------------------
Sep 01        $10,000.00           $ 9,451.80                 $10,000.0
Oct 01         10,330.00             9,763.71                  10,211.0
Nov 01         10,893.50            10,296.40                  10,836.0
Dec 01         11,053.90            10,448.20                  10,935.2
Jan 02         10,623.00            10,040.90                  10,633.3
Feb 02         10,522.80             9,946.13                  10,552.0
Mar 02         11,053.90            10,448.20                  11,045.0


               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF MFS GLOBAL                       SINCE INCEPTION             SINCE INCEPTION
 GROWTH FUND                        (WITHOUT SALES              (WITH MAXIMUM
                                    CHARGE)*                    SALES CHARGE)***
                                    ---------------             ----------------
Class A                                   10.54%                        4.48%
Class B                                   10.24%                        5.24%
Class C                                   10.24%                        8.16%

MSCI All Country World
  Index Free                              10.45%**                      N/A
--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. Prior to September 11, 2001 we at MFS were beginning to see pockets of financial strength among certain companies and many of them looked attractively valued to us, especially among the beaten


---------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

telecommunications stocks. Unfortunately, this development led us to maintain significant exposure to this poorly performing sector. While stock selection for the fund was favorable within the group, the fund's large holdings hurt the fund's performance compared to its benchmark. Significant detractors during the past six months included wireless communications companies such as Vodafone Group PLC (1.08% of the fund's total market value as of 3/31/02), Manitoba Telecom Services Inc. (0.42%), and China Mobile (Hong Kong) Ltd. (the fund did not hold as of 3/31/02). Other detractors included the fund's underweighting compared to the benchmark in technology and industrial stocks, which rallied dramatically in the fourth quarter of 2001 due to increasing signs that the global economic environment was improving.

    On the other hand, an overweighting compared to the benchmark and favorable stock selection in the high-performing media industry contributed to the fund's performance. Positions in French television operator Societe Televesion Francaise 1 (0.14%), and Dutch publishing giant VNU NV (0.34%) posted strong gains during the period amid growing expectations for a recovery in advertising spending. Other contributors to performance were basic materials stocks such as Brazilian pulp manufacturer Aracruz Celulose SA ADR (0.63%), agricultural chemical company Syngenta AG (1.00%), and consumer staples stocks.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. While the fund's holdings in areas such as technology, telecommunications, media, and basic materials express our long-term faith in the global equity markets, given the high degree of uncertainty in global markets and economies, we've also maintained significant exposure for the fund to areas such as consumer staples, health care, energy, and financial services.

    Although the fund's holdings were marginally underweighted relative to the benchmark in the health care sector, we have maintained significant exposure to these companies because we have seen reliable long-term growth potential relative to most other sectors of the equity market. While the health care sector produced mixed results during the period, given the uncertain corporate earnings environment, our belief is that investors would flee to the relative safety of health care companies.

    In the financial services sector, we are still worried about the capital-market sensitive banks and the big investment banks that have been most negatively affected by the decline in the markets and slowdown in economic activity. Therefore, we've focused fund holdings on the regional retail franchises that we believe have more stable loan books such as home loan mortgages rather than more speculative loans to telecommunications equipment companies. In general these holdings contributed positively to fund performance during the period.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Looking ahead, we believe many investors are anticipating a rebound, however, there is still a considerable amount of uncertainty surrounding the strength of the European and Asian economies. That said, conversations with companies' managements, their customers and competitors seem to point to a gradual economic recovery starting in the second half of 2002. We are also finding that valuation levels are more compelling than they have been in a long time. As a result, we are optimistic about the prospects for the fund for the coming months. We will continue to build the fund by investing in companies that we believe have the potential for growth prospects at a reasonable price.

PF PIMCO MANAGED BOND FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned -0.28%* compared to a -0.41%** return for its benchmark, the Lehman Brothers Government/Credit Index. Complete performance information for all classes is included in the following table.


----------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                 PF PIMCO MANAGED        PF PIMCO MANAGED BOND
          LEHMAN BROTHERS        BOND FUND CLASS A       FUND CLASS A WITH
          GOVERNMENT/CREDIT      WITHOUT FRONT-END       MAXIMUM FRONT-END
          INDEX                  SALES CHARGE            SALES CHARGE
          -----------------      -----------------       ---------------------
Sep 01         $10,000.00          $9,451.80                $10,000.00
Oct 01          10,215.90           9,655.93                 10,253.70
Nov 01          10,073.90           9,655.93                 10,085.50
Dec 01           9,985.74           9,438.32                 10,006.00
Jan 02          10,042.70           9,492.10                 10,079.50
Feb 02          10,191.10           9,632.35                 10,165.00
Mar 02           9,972.24           9,425.47                  9,958.81

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF PIMCO MANAGED                    SINCE INCEPTION             SINCE INCEPTION
 BOND FUND                          (WITHOUT SALES              (WITH MAXIMUM
                                    CHARGE)*                    SALES CHARGE)***
                                    ---------------             ----------------
Class A                                   -0.28%                       -5.75%
Class B                                   -0.55%                       -5.47%
Class C                                   -0.57%                       -2.52%

Lehman Brothers Government/
  Credit Index                            -0.41%**                       N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. An emphasis on bonds that provided yield premiums relative to Treasuries, such as mortgages, protected the fund amid a turn in the interest rate cycle. Above-index duration was a negative factor for fund returns as rates rose. The biggest detractor from performance was the fund's underweighting relative to its benchmark in the corporate sector, which performed well. Emerging market bonds were a positive factor for fund performance as improving economic fundamentals and high yields stimulated investor demand.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. Interest rates rose amid signs of an imminent U.S. economic recovery and expectations of the Fed's tightening. After cutting interest rates three times in the fourth quarter of 2001, the Fed stayed on the sidelines during the first quarter 2002, but laid the groundwork for rate increases. Higher yielding sectors such as mortgages, corporates and emerging markets outperformed Treasuries as rates rose.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. We at Pacific Investment Management Company LLC believe that overall domestic economic growth will rebound, led by inventory restocking in the U.S., with the pace of recovery slowing later in the year as inventory effects fade and consumption/housing fail to pick up the slack. Further, we believe the Fed will take back its post-September 11 emergency easing, with a Fed Funds interest rate target of 3 percent by year-end. In our estimation, benign inflation and a relatively moderate recovery will result in a bond market that will not be biased in any direction, with ten-year Treasury yields trading in a range of
4.75 to 5.75 percent.

PF PACIFIC LIFE MONEY MARKET FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 0.33%* compared to a 1.07%** return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index. The current yield for Class A measured during the seven-day period ending March 31, 2002 was 0.55%*. Complete performance information for all classes is included in the following table.


--------------------------
  *   THE TOTAL RETURN AND 7-DAY YIELD (FOR PF PACIFIC LIFE MONEY MARKET FUND
      ONLY) FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
  ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE MERRILL LYNCH 3-MONTH U.S. T-BILL INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                              PF PACIFIC LIFE MONEY
                              MARKET FUND CLASS A            MERRILL LYNCH
                              WITHOUT FRONT-END              3-MONTH U.S.
                              SALES CHARGE                   T-BILL INDEX
                              ---------------------          -------------
Sep 01                         $10,000                         $10,000.0
Oct 01                          10,009                          10,026.1
Nov 01                          10,015                          10,048.1
Dec 01                          10,020                          10,063.7
Jan 02                          10,025                          10,078.4
Feb 02                          10,028                          10,091.9
Mar 02                          10,033                          10,107.1

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF PACIFIC LIFE MONEY         SINCE INCEPTION                SINCE INCEPTION
 MARKET FUND                  (WITHOUT SALES                 (WITH MAXIMUM
                              CHARGE)*                       SALES CHARGE)***
                              ---------------                ----------------
Class A                              0.33%                         0.33%
Class B                              0.09%                        -4.91%
Class C                              0.09%                        -0.91%

Merrill Lynch 3-Month U.S.
  T-Bill Index                       1.07%**                        N/A
--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------


Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. The actions of the Fed remained the dominant pricing theme for the fourth quarter of 2001, as well as the start of 2002. Following a reduction in the Fed Funds target rate from 3.00% in October to 1.75% at year-end, the Fed's March 2002 bias change from weakness (indicating a rate decreasing environment) to neutral signaled an official end to their rate reduction program. Many in the marketplace took this action as a sign that the Fed may be leaning in the other direction, towards increasing rates. This led to yields on 30, 60, and 90-day commercial paper, as well as U.S Treasury bills, increasing from yields near 1.65% (January, 2002) to 1.85% (mid-March 2002). The potential for higher future interest rates led to a bias toward keeping the fund's average maturity relatively short. For the first half of the first quarter 2002, this enabled the fund to take advantage of increasing short-term rates. For the later part of the quarter, rates steadied and finished near 1.75%.

    One of the most significant factors affecting the fund's performance has been the continued decrease in high quality commercial paper issuance. As a result of the prolonged low interest rate environment, corporate issuers reduced their commercial paper programs in favor of longer-term borrowing. This naturally led to a more limited supply of available issuers for the fund.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. The electric utility universe continued to be a source of opportunity, while requiring careful fundamental credit analysis. Frequent downgrades and negative credit outlooks have placed an added risk premium (higher yields) on the sector. The fund also took advantage of issuance by highly rated pharmaceutical companies that historically have been less frequent issuers in the commercial paper market. We at Pacific Life Insurance Company continued to review the callable agency debt market, which normally offers increased yield over straight discount notes.

    While results from most sectors were relatively stable, decreased issuance in commercial paper kept yields low in what would otherwise be a rising interest rate environment.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. The Fed remains the key factor in short-term interest rate movement. Generally, we will continue to keep the fund's average maturity relatively short, enabling us to take advantage of a rising interest rate environment. However, if the economy reverses track and weakens, we anticipate that the Fed will maintain low rates through the second half of 2002. In this environment, we will look to gradually extend the average maturity of the fund. As the trend towards lower credit ratings continues, as we believe it will, we will look to further invest the fund in government and agency markets as well as top rated asset-backed


---------------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

securities. Another key component to the fund's strategy will be dictated by issuer's short-term financing needs, which may increase if long-term interest rates increase. This event would add to commercial paper supply and likely lead to higher yields across all sectors.

PF PUTNAM EQUITY INCOME FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 4.50%* compared to a 4.09%** return for its benchmark, the Russell 1000 Value Index. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE RUSSELL 1000 VALUE INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                             PF PUTNAM EQUITY          PF PUTNAM EQUITY INCOME
                             INCOME FUND CLASS A       FUND CLASS A WITH
           RUSSELL 1000      WITHOUT FRONT-END         MAXIMUM FRONT-END
           VALUE INDEX       SALES CHARGE              SALES CHARGE
           ------------      -------------------       -----------------------
Dec 01      $10,000.00       $9,451.80                  $10,000.00
Jan 02       10,000.00        9,451.80                    9,922.95
Feb 02       10,020.00        9,470.70                    9,938.88
Mar 02       10,450.00        9,877.13                   10,409.10

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF PUTNAM EQUITY                    SINCE INCEPTION             SINCE INCEPTION
 INCOME FUND                        (WITHOUT SALES              (WITH MAXIMUM
                                    CHARGE)*                    SALES CHARGE)***
                                    ---------------             ----------------
Class A                                    4.50%                       -1.23%
Class B                                    4.30%                       -0.70%
Class C                                    4.30%                        3.27%

Russell 1000 Value Index                   4.09%**                       N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. The fund outpaced its index for the quarter due to stronger stock selection in technology, utilities, basic materials and consumer staples as well as favorable sector positioning, particularly an underweighting versus its index in the weaker communications services sector. Throughout the quarter we at Putnam Investment Management, LLC (Putnam) continued to increase the fund's consumer cyclical exposure as we saw signs of an economic recovery. Some traditional cyclical areas appeared to be fully valued so we continued to emphasize individual stock valuations and selections to generate returns. Stocks with low price-to-earnings ratios, low price-to-book, and low price-to-revenue ratios detracted from fund performance while the bond and convertible stock portion of the fund contributed positively to performance.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. Holdings in financial and government-sponsored enterprises sectors, as well as insurance, travel and energy had a positive impact on the fund. In technology, an overweighting versus the benchmark in attractively-valued, BMC Software, Inc. (0.41% of the fund's total assets as of 3/31/02), and technology services company, KPMG Consulting Inc. (0.34%), added value. KPMG Consulting has benefited from a stable customer base and an improvement in their operating margins. Avoiding weak performers in communications equipment and fiber optics, such as Lucent Technologies Inc., JDS Uniphase Corp., and Corning Inc. proved beneficial, as the industries continue to suffer from overcapacity and there is no sign of an increase in customer demand. Underweighting IBM Corp. (0.48%) versus the benchmark and purchasing Computer Associates International, Inc. (0.30%) on price weakness also aided results.

    In utilities, despite a tough economic environment due to rising commodity prices and warm weather, the fund's holdings in Progress Energy, Inc. (0.92%) and Dynegy Inc. (0.51%) were strong performers on better-than-expected earnings.


------------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

     Performance was restrained by stock selection in capital goods, particularly the overweighting in Waste Management, Inc. (0.53%) and Republic Services Inc. (0.91%) versus the benchmark.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. We believe the present recovery will be weaker and not as dependent on consumer spending than previous post-recessionary periods. In contrast to every other post-World War II recession, consumer spending has not been deeply impacted by the economic downturn. As a result, it is unlikely that the recovery will be driven by an increase in consumer spending--which represents two-thirds of the U.S. economy--but rather by an increase in corporate spending.

PF PUTNAM RESEARCH FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned -0.30%* compared to a 0.28%** return for its benchmark, the S&P(R) 500 Index. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE S&P(R) 500 INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                           PF PUTNAM RESEARCH       PF PUTNAM RESEARCH
                           FUND CLASS A             FUND CLASS A WITH
            S&P(R)         WITHOUT FRONT-END        MAXIMUM FRONT-END
            500 INDEX      SALES CHARGE             SALES CHARGE
            ---------      ------------------       ------------------
Dec 01      10000.00       9451.80                  10000.00
Jan 02       9780.00       9243.86                   9854.15
Feb 02       9490.00       8969.76                   9664.07
Mar 02       9970.00       9423.44                  10027.60

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF PUTNAM RESEARCH                  SINCE INCEPTION             SINCE INCEPTION
 FUND                               (WITHOUT SALES              (WITH MAXIMUM
                                    CHARGE)*                    SALES CHARGE)***
                                    ---------------             ----------------
Class A                                   -0.30%                       -5.77%
Class B                                   -0.50%                       -5.48%
Class C                                   -0.50%                       -1.49%

S&P(R)500 Index                            0.28%**                       N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. Stock selection in the technology and communication services sectors were decidedly positive. Most notably, the fund's technology positions in software, communications equipment, and electronics added to results. The fund also benefited from its underweight position relative to its benchmark in the telecommunications industry, which was the worst performer in the S&P(R) 500 Index.



---------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

    The fund's underperformance versus the benchmark was largely due to the steep decline in Tyco International Ltd.'s (2.73% of the fund's total market value as of 3/31/02) stock price. Initially, the stock was weak based on fears that earnings estimates were too high, and then later in the quarter there were concerns about the company's accounting practices.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. The consumer and utilities sectors made a significant positive impact, while the health care sector detracted from the fund's performance. Outperformance versus the benchmark in the consumer sector was broad-based, and was attributable to management's stock selection within the sector. Underperformance versus the benchmark in the health care sector was due to several fund holdings that lagged, as well as strong performance from Pfizer Inc, which was not held in the fund.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Despite recent economic data indicating that the economy bottomed late last year, we at Putnam believe many investors remain concerned about the strength of the recovery. Reported earnings have generally beaten reduced estimates, but companies continue to have limited visibility regarding future growth. The Fed has stopped cutting interest rates, and it will probably require a robust recovery before the Fed starts raising them. Investors have also become concerned about the quality of company earnings following the inability of auditors, rating agencies, and research analysts to detect what was happening at Enron Corp. (the fund did not hold as of 3/31/02). In this type of economic and psychological environment, we believe it is more important than ever to focus on individual company fundamentals and valuations.

    Since the fund's strategy is to focus on the research analysts' best ideas while remaining roughly style-neutral to the S&P(R) 500 Index, the modest differences between the fund and the index are generally the result of bottom-up rather than top-down decisions.

PF SALOMON BROTHERS LARGE-CAP VALUE FUND

Q. HOW DID THE FUND PERFORM FOR THE PERIOD SINCE INCEPTION ENDING MARCH 31,
2002?

A. For the period since inception through March 31, 2002, the fund's Class A returned 9.54%* compared to a 10.99%** return for its benchmark, the S&P(R) 500 Index. Complete performance information for all classes is included in the following table.

                             PERFORMANCE COMPARISON

THE FOLLOWING GRAPH SHOWS THE VALUE AS OF MARCH 31, 2002 OF A $10,000 INVESTMENT MADE IN CLASS A SHARES. FOR COMPARISON PURPOSES, THE PERFORMANCE OF THE FUND'S BENCHMARK (THE S&P(R) 500 INDEX) IS ALSO SHOWN. PERFORMANCE DATA FOR CLASS B AND C SHARES WILL VARY DUE TO DIFFERENCES IN FEES AND SALES CHARGES.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                        PF SALOMON BROTHERS              PF SALOMON BROTHERS
                        LARGE-CAP VALUE FUND CLASS A     LARGE-CAP VALUE FUND
          S&P(R)        WITHOUT FRONT-END                CLASS A WITH MAXIMUM
          500 INDEX     SALES CHARGE                     FRONT-END SALES CHARGE
          ---------     ----------------------------     ----------------------
Sep 01    $10,000.00       $ 9,451.80                          $10,000.00
Oct 01     10,180.00         9,621.93                           10,190.80
Nov 01     10,748.90        10,159.70                           10,972.30
Dec 01     10,944.10        10,344.20                           11,068.50
Jan 02     10,793.70        10,202.00                           10,907.00
Feb 02     10,452.60         9,879.62                           10,696.70
Mar 02     10,954.20        10,353.70                           11,099.00

               TOTAL RETURNS FOR THE PERIOD ENDED MARCH 31, 2002
PF SALOMON BROTHERS                 SINCE INCEPTION         SINCE INCEPTION
 LARGE-CAP VALUE FUND               (WITHOUT SALES          (WITH MAXIMUM
                                    CHARGE)*                SALES CHARGE)***
                                    ---------------         ----------------
Class A                                   9.54%                   3.54%
Class B                                   9.38%                   4.38%
Class C                                   9.30%                   8.22%

S&P(R)500 Index                          10.99%**                   N/A

--------------------------------------------------------------------------------
PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.
--------------------------------------------------------------------------------

Q. BRIEFLY DISCUSS BOTH THE PRINCIPAL POSITIVE AND NEGATIVE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.


------------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
 ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

A. Cyclical stocks, including technology, drove the market's performance. Toward the end of 2001, aggressive monetary stimulus and prospects for significant fiscal stimulus encouraged investors to focus on economically sensitive stocks. The three additional interest rate cuts by the Fed in the fourth quarter of 2001 brought the Federal Funds interest rate to 1.75%, its lowest level in 40 years.

    Within the S&P(R) 500 Index, transportation, consumer cyclicals, basic materials, and technology posted the strongest returns. These sectors rebounded off of a particularly weak third quarter of 2001. Investors continued to migrate toward these sectors as they gained evidence of an improving economy. Consumer cyclicals performed well on the news of favorable retail sales reports and an improvement in consumer sentiment. Energy stocks also performed well, particularly in the first quarter, as crude oil prices have gained more than 30% since year-end.

    Telecommunication stocks did not perform well during the period. The communications services sector of the S&P(R) 500 Index declined more than 20% during the period and was the only sector within the Index with a negative return. Continued competitive pressures, coupled with accounting and liquidity concerns at a couple of high-profile telecommunica-tion companies during the first quarter of this year, damaged the sector's performance. Health care stocks also lagged the broad market.

Q. DISCUSS SOME OF THE SECTORS THAT PERFORMED WELL AND THOSE SECTORS THAT REPORTED DISAPPOINTING RESULTS DURING THE PERIOD.

A. In terms of specific contributors, the technology sector provided some of the fund's best and worst performers. On the brighter side, Dell Computer Corp. (1.18% of the fund's total market value as of 3/31/02), Nokia Corp. (1.21%), Sun Microsystems, Inc. (1.29%) and National Semiconductor Corp. (0.87%) all were among the top ten contributors to fund performance. We at Salomon Brothers Asset Management Inc trimmed several of these positions in the fund on strength during the fourth quarter of 2001, but continue to have a core position in each. At the other end of the spectrum, Comverse Technology, Inc. (1.38%) and Solectron Corp. (the fund did not hold as of 3/31/02) were among the biggest detractors from performance. We recognize that near-term fundamentals remain challenging, but we believe we will see value over a longer-term horizon.

    Similar to the broad market, communications stocks within the fund performed quite poorly. Some of the fund's bigger positions include Verizon Communications Inc. (1.94%), and AT&T Corp. (1.97%), and each of these was among the fund's bottom ten detractors from performance. We have recently added to these stocks, given their attractive valuations. We believe that as the economy recovers, fundamentals for these companies will improve.

     Other top contributors during the period came from a variety of sectors and included Federated Department Stores, Inc. (1.54%), American Express Co. (1.56%), United Technologies Corp. (1.09%), and Honeywell International Inc. (0.95%). We have trimmed several of these stocks due to increased valuations. Some of the other stocks that held back performance included Sprint Corp-PCS Group (1.60%), Washington Mutual Inc. (1.51%), and SBC Communications Inc. (1.45%), all of which the fund continues to own.

Q. WHAT IS YOUR OUTLOOK FOR THE COMING YEAR ENDING MARCH 31, 2003?

A. Recent economic reports suggest that the economy is accelerating much more quickly than many investors expected. While we believe that the economy is certainly on its way to recovery, we question the sustainability of this recent strength. We believe that in order for the stock market to continue its recent gains, we need to see a follow-through in corporate earnings. In the second half of this year, corporate earnings comparisons may become much easier. In the near-term, however, some earnings disappointments could lead to continued volatility in the equity markets.



--------------------------
  * THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND DOES NOT INCLUDE DEDUCTIONS OF ANY APPLICABLE SALES CHARGES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
  ** ALL INDICES ARE UNMANAGED AND DO NOT REFLECT ANY FEES OR EXPENSES. SOURCES FOR INDICES: LIPPER INC.
*** THE TOTAL RETURN FOR EACH FUND INCLUDES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS A SHARES INCLUDE THE EFFECT OF THE MAXIMUM 5.50% FRONT-END SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE MAXIMUM 5.00% CONTINGENT DEFERRED SALES CHARGE. PERFORMANCE FIGURES IN THE SECOND COLUMN FOR CLASS C SHARES REFLECT THE MAXIMUM 1.00% FRONT-END SALES CHARGE AND A MAXIMUM 1.00% CONTINGENT DEFERRED SALES CHARGE WHICH IS IMPOSED UPON THE SALE OF CLASS C SHARES WITHIN ONE YEAR OF THEIR PURCHASE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC FUNDS
PF AIM BLUE CHIP FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----
COMMON STOCKS - 88.77%

CONSUMER DISCRETIONARY - 11.29%

AOL Time Warner Inc *                   5,900       $139,535
Bed Bath & Beyond Inc *                 1,800         60,750
Carnival Corp                           1,700         55,505
Costco Wholesale Corp *                 1,100         43,802
Home Depot Inc                          5,200        252,772
Interpublic Group Cos Inc               2,200         75,416
Kohl's Corp *                             900         64,035
Target Corp                             2,900        125,048
Viacom Inc 'B' *                        3,100        149,947
Wal-Mart Stores Inc                     4,600        281,934
                                               -------------
                                                   1,248,744
                                               -------------
CONSUMER STAPLES - 4.83%

Colgate-Palmolive Co                    2,000        114,300
PepsiCo Inc                             2,600        133,900
Procter & Gamble Co                       600         54,054
Safeway Inc *                           1,500         67,530
Sysco Corp                              4,200        125,244
Walgreen Co                             1,000         39,190
                                               -------------
                                                     534,218
                                               -------------
DIVERSIFIED - 5.00%

General Electric Co **                 12,900        483,105
Schlumberger Ltd                        1,200         70,584
                                               -------------
                                                     553,689
                                               -------------
ENERGY - 1.58%

Dynegy Inc                              2,000         58,000
El Paso Corp                            1,500         66,045
Ensco International Inc                 1,700         51,238
                                               -------------
                                                     175,283
                                               -------------
FINANCIAL SERVICES - 19.75%

American Express Co                     1,400         57,344
American International Group Inc        3,700        266,918
Citigroup Inc **                        7,600        376,352
Fannie Mae                              2,300        183,724
Fifth Third Bancorp                     2,000        134,960
First Data Corp                         1,900        165,775
Fiserv Inc *                            2,100         96,579
Freddie Mac                             2,300        145,751
Goldman Sachs Group Inc                 1,000         90,250
JP Morgan Chase & Co                    3,400        121,210
Merrill Lynch & Co Inc                  3,500        193,830
Morgan Stanley Dean Witter & Co         3,100        177,661
Prudential Financial Inc *              1,800         55,890
Wells Fargo & Co                        2,400        118,560
                                               -------------
                                                   2,184,804
                                               -------------
HEALTH CARE - 18.80%

Abbott Laboratories                     1,400         73,640
Allergan Inc                            2,100        135,765
Amgen Inc *                             2,300        137,264
Baxter International Inc                2,000        119,040
Bristol-Myers Squibb Co                 2,500        101,225
Cardinal Health Inc                     1,700        120,513
HCA Inc                                 3,000        132,240
Johnson & Johnson                       5,000        324,750
Medtronic Inc                           2,900        131,109
Pfizer Inc **                           9,200        365,608


                                       SHARES          VALUE
                                       ------          -----

Pharmacia Corp                          1,400        $63,112
Schering-Plough Corp                    1,300         40,690
St. Jude Medical Inc *                    700         54,005
UnitedHealth Group Inc                  1,200         91,704
Wyeth                                   2,000        131,300
Zimmer Holdings Inc *                   1,700         57,885
                                               -------------
                                                   2,079,850
                                               -------------
INTEGRATED OILS - 3.17%

Exxon Mobil Corp                        8,000        350,640
                                               -------------


MATERIALS & PROCESSING - 1.35%

Air Products & Chemicals Inc            1,500         77,475
Alcoa Inc                               1,900         71,706
                                               -------------
                                                     149,181
                                               -------------
PRODUCER DURABLES - 4.10%

Applied Materials Inc *                 3,100        168,237
KLA-Tencor Corp *                       1,700        113,050
Lockheed Martin Corp                    1,200         69,096
United Technologies Corp                1,400        103,880
                                               -------------
                                                     454,263
                                               -------------
TECHNOLOGY - 16.40%

Altera Corp *                           2,700         59,049
Analog Devices Inc *                    1,700         76,568
Cisco Sytems Inc *                     15,400        260,722
Dell Computer Corp *                    3,000         78,330
EMC Corp MA *                           3,000         35,760
General Dynamics Corp                     700         65,765
IBM Corp                                1,200        124,800
Intel Corp                              5,200        158,132
Microchip Technology Inc *              1,000         41,830
Microsoft Corp *                        5,900        355,829
Oracle Corp *                           7,000         89,600
QUALCOMM Inc *                            500         18,820
Sanmina-SCI Corp *                      4,800         56,400
Sun Microsystems Inc *                  6,100         53,802
Texas Instruments Inc                   3,100        102,610
Veritas Software Corp *                 3,300        144,639
Xilinx Inc *                            2,300         91,678
                                               -------------
                                                   1,814,334
                                               -------------
UTILITIES - 2.50%

BellSouth Corp                          1,400         51,604
Duke Energy Corp                        2,400         90,720
SBC Communications Inc                  3,600        134,784
                                               -------------
                                                     277,108
                                               -------------

Total Common Stocks
  (Cost $9,205,441)                                9,822,114
                                               -------------

FOREIGN COMMON STOCKS - 3.18%

BERMUDA - 1.29%

ACE Ltd                                   900         37,530
Tyco International Ltd                  2,100         67,872
XL Capital Ltd 'A'                        400         37,340
                                               -------------
                                                     142,742
                                               -------------




SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF AIM BLUE CHIP FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----
CANADA - 0.45%

Canadian National Railway Co            1,000        $49,960
                                               -------------

FINLAND - 0.75%

Nokia Corp ADR                          4,000         82,960
                                               -------------

UNITED KINGDOM - 0.69%

Vodafone Group PLC ADR                  4,100         75,563
                                               -------------

Total Foreign Common Stocks
  (Cost $403,954)                                    351,225
                                               -------------


                                    PRINCIPAL
                                     AMOUNT
                                    ---------
SHORT-TERM INVESTMENTS - 6.42%

COMMERCIAL PAPER - 5.97%

Federal Home Loan Bank
  1.610% due 04/01/02                $661,000        661,000
                                               -------------

Total Commercial Paper                               661,000
                                               -------------

U.S. TREASURY BILL - 0.45%

  1.810% due 06/20/02 **               50,000         49,810
                                               -------------

Total U.S. Treasury Bill                              49,810
                                               -------------

Total Short-Term Investments
  (Cost $710,799)                                    710,810
                                               -------------


TOTAL INVESTMENTS - 98.37%
  (COST $10,320,194)                              10,884,149


OTHER ASSETS AND
LIABILITIES, NET - 1.63%                             180,380
                                               -------------


NET ASSETS - 100.00%                             $11,064,529
                                               =============


NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------
(a) Securities with an approximate aggregate market value of $836,766 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2002:

                                   Number of    Unrealized
             Type                  Contracts   Depreciation
------------------------------------------------------------
S&P EMINI Long Futures (06/02)        6          ($5,003)
                                               =============

(b) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $10,323,252
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $933,355

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (372,458)
                                               -------------

Net unrealized appreciation                         $560,897
                                               =============




SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF AIM AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

COMMON STOCKS - 91.60%

AUTOS & TRANSPORTATION - 2.63%

Expeditors Int'l of Washington Inc        940        $57,340
Gentex Corp *                           2,460         72,890
Lear Corp *                               700         33,320
Superior Industries International Inc     800         39,024
                                               -------------
                                                     202,574
                                               -------------
CONSUMER DISCRETIONARY - 23.41%

Abercrombie & Fitch Co 'A' *              700         21,560
Activision Inc *                        2,070         61,748
Apollo Group Inc 'A' *                  2,450        131,197
AutoZone Inc *                            570         39,244
Bed Bath & Beyond Inc *                 1,150         38,812
Catalina Marketing Corp *               1,040         37,960
CBRL Group Inc                          1,230         35,018
CDW Computers Centers Inc *             2,140        107,728
CEC Entertainment Inc *                   880         40,656
Cintas Corp                             1,220         60,829
Circuit City Stores Inc *                 700         18,102
Corporate Executive Board Co *            570         21,381
DeVRY Inc *                             1,190         35,855
Dollar Tree Stores Inc *                1,360         44,622
eBay Inc *                                700         39,648
Electronic Arts Inc *                     940         57,152
Fastenal Co                               890         67,035
Foot Locker Inc *                       5,050         81,709
Genesco Inc *                             770         21,229
Hispanic Broadcasting Corp *            1,530         44,554
International Game Technology *           550         34,276
International Speedway Corp 'A'           600         27,420
Iron Mountain Inc *                     1,855         58,841
Kohl's Corp *                             290         20,633
Lamar Advertising Co *                    900         36,558
MSC Industrial Direct Co Inc *          1,800         41,220
Pacific Sunwear of California Inc *     1,600         39,360
Renaissance Learning Inc *              1,200         39,240
Robert Half International Inc *         6,270        185,090
Sonic Corp *                            1,535         39,465
Staples Inc *                           1,600         31,952
Starbucks Corp *                        1,690         39,090
The Cheesecake Factory *                  550         20,295
Tiffany & Co                              100          3,555
Too Inc *                               1,430         42,171
Univision Communications Inc *          1,170         49,140
Westwood One Inc *                      1,200         46,020
Williams-Sonoma Inc *                     860         39,551
                                               -------------
                                                   1,799,916
                                               -------------
ENERGY - 6.88%

Cal Dive International Inc *            2,350         58,515
Cooper Cameron Corp *                   1,170         59,799
Ensco International Inc                 1,900         57,266
National-Oilwell Inc *                  2,350         59,525
Newfield Exploration Co *               1,170         43,278
Patterson-UTI Energy Inc *              3,740        111,228
Pride International Inc *               5,560         88,404
Varco International Inc *               2,530         50,853
                                               -------------
                                                     528,868
                                               -------------
FINANCIAL SERVICES - 18.96%

Advent Software Inc *                     400         23,664
Affiliated Managers Group Inc *           650         46,689

                                       SHARES          VALUE
                                       ------          -----

Americredit Corp *                        300        $11,397
BARRA Inc *                               500         30,285
Brown & Brown Inc                       1,040         32,656
Concord EFS Inc *                       1,260         41,895
Doral Financial Corp                      560         19,012
DST Systems Inc                         1,200         59,760
Eaton Vance Corp                          470         18,776
Federated Investors Inc                 1,170         37,850
Fiserv Inc *                            1,820         83,702
HCC Insurance Holdings Inc              3,070         85,807
Investment Technology Group Inc *       3,045        160,593
Investors Financial Services Corp       1,540        117,117
Jack Henry & Associates Inc             1,700         37,706
Kronos Inc *                            1,405         66,007
LaBranche & Co Inc *                    1,190         36,950
Legg Mason Inc                            930         49,364
Paychex Inc                             3,250        129,025
SEI Investments Corp                    1,170         50,088
Southwest Bancorp of Texas *            1,150         38,341
SunGard Data Systems Inc *              5,000        164,850
TCF Financial Corp                        800         42,088
Waddell & Reed Financial Inc            2,450         74,676
                                               -------------
                                                   1,458,298
                                               -------------
HEALTH CARE - 15.49%

AmerisourceBergen Corp                    690         47,127
Beckman Coulter Inc                       700         35,749
Caremark Rx Inc *                       3,740         72,930
Cerner Corp *                             750         35,782
Community Health Systems Inc *          2,110         46,652
Cytyc Corp *                            1,760         47,379
Express Scripts Inc *                   2,450        141,095
First Health Group Corp *               3,430         82,766
Health Management Associates Inc 'A' *  3,410         70,689
Henry Schein Inc *                        930         40,966
IMS Health Inc                          2,330         52,309
Laboratory Corp of America Holdings *     790         75,729
LifePoint Hospitals Inc *               1,060         39,178
Lincare Holdings Inc *                  1,290         34,985
McKesson Corp                           1,660         62,134
Medicis Pharmaceutical 'A' *              960         53,280
Patterson Dental Co *                   1,020         44,605
Province Healthcare Co *                1,150         36,536
Quest Diagnostics Inc *                 1,130         93,621
Techne Corp *                             590         16,266
Triad Hospitals Inc *                      30          1,031
Varian Medical Systems Inc *            1,480         60,532
                                               -------------
                                                   1,191,341
                                               -------------
MATERIALS & PROCESSING - 5.23%

Insituform Technologies Inc 'A' *       2,010         50,792
Jacobs Engineering Group Inc *          1,630        116,203
OM Group Inc                            1,910        138,093
The Shaw Group Inc *                    2,170         59,675
The Valspar Corp                          800         37,648
                                               -------------
                                                     402,411
                                               -------------
PRODUCER DURABLES - 5.37%

Axcelis Technologies Inc *              2,470         35,321
Cummins Inc                             1,000         47,230
Danaher Corp                              600         42,612
Lam Research Corp *                     1,420         41,634
LTX Corp *                              1,890         51,389
Molex Inc 'B'                           2,000         61,180
Polycom Inc *                             850         20,910


SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF AIM AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

Tektronix Inc *                         1,760        $41,642
Varian Semiconductor Equipment
  Assoc Inc *                           1,140         51,300
Waters Corp *                             710         19,859
                                               -------------
                                                     413,077
                                               -------------
TECHNOLOGY - 13.63%

Alpha Industries Inc *                  2,520         38,430
Altera Corp *                           2,500         54,675
Anaren Microwave Inc *                    260          3,778
Broadcom Corp *                         1,590         57,081
Brocade Communications Systems Inc *      800         21,600
Harmonic Inc *                          1,600         18,560
Intersil Corp *                         1,170         33,169
Jabil Circuit Inc *                     1,680         39,530
Keane Inc *                             2,170         36,998
Lattice Semiconductor Corp *            1,700         29,801
Linear Technology Corp                  1,200         53,064
Microchip Technology Inc *              2,450        102,483
National Instruments Corp *             1,830         76,531
NetIQ Corp *                            1,170         25,518
PeopleSoft Inc *                        1,100         40,183
Plexus Corp *                             610         14,396
QLogic Corp *                           1,250         61,900
Reynolds & Reynolds Co 'A'              1,200         36,000
RF Micro Devices Inc *                  1,030         18,437
Scientific-Atlanta Inc                  2,490         57,519
Secure Computing Corp *                 1,460         28,631
Semtech Corp *                          1,590         58,035
SmartForce PLC ADR *                    1,840         19,320
SonicWALL Inc *                         3,740         48,770
UTStarcom Inc *                         2,820         73,969
                                               -------------
                                                   1,048,378
                                               -------------

Total Common Stocks
  (Cost $5,951,712)                                7,044,863
                                               -------------

FOREIGN COMMON STOCKS - 0.94%

BERMUDA - 0.53%

ACE Ltd                                   980         40,866
                                               -------------

NETHERLANDS - 0.41%

Core Laboratories NV *                  2,110         31,144
                                               -------------

Total Foreign Common Stocks
  (Cost $58,651)                                      72,010
                                               -------------


                                    PRINCIPAL
                                     AMOUNT            VALUE
                                    ---------          -----
SHORT-TERM INVESTMENTS - 4.79%

COMMERCIAL PAPER - 4.79%

Federal Home Loan Bank
  1.610% due 04/01/02                $368,000       $368,000
                                               -------------

Total Commercial Paper                               368,000
                                               -------------

Total Short-Term Investments
  (Cost $368,000)                                    368,000
                                               -------------


TOTAL INVESTMENTS - 97.33%
  (COST $6,378,363)                                7,484,873



OTHER ASSETS AND
LIABILITIES, NET - 2.67%                             205,691
                                               -------------


NET ASSETS - 100.00%                              $7,690,564
                                               =============


NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $6,387,281
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $1,201,243

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (103,651)
                                               -------------

Net unrealized apppreciation                      $1,097,592
                                               =============

SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF INVESCO HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

COMMON STOCKS - 85.66%

HEALTH CARE - 85.66%

Abbott Laboratories                     6,560       $345,056
Allergan Inc                            2,220        143,523
AmerisourceBergen Corp                  5,640        385,212
Amgen Inc *                             4,920        293,626
Biomet Inc                              2,900         78,474
Bristol-Myers Squibb Co                 4,960        200,830
C.R. Bard Inc                             600         35,430
Cardinal Health Inc                     3,460        245,279
Eli Lilliy & Co                         2,900        220,980
First Health Group Corp *               2,040         49,225
Forest Laboratories Inc *               4,760        388,892
Genentech Inc *                         4,920        248,214
Genzyme Corp - General Division *       5,040        220,097
Gilead Sciences Inc *                   6,880        247,611
HCA Inc                                 1,960         86,397
Idec Pharmaceuticals Corp *             4,100        263,630
Johnson & Johnson Inc                   6,940        450,753
King Pharmaceuticals Inc *              5,000        175,050
Laboratory Corp of America Holdings *   2,200        210,892
Medarex Inc *                           6,100         98,387
Medtronic Inc                           2,800        126,588
Millennium Pharmaceuticals Inc *        2,490         55,552
Pfizer Inc                              9,200        365,608
Pharmaceutical HOLDRs Trust               840         80,052
Pharmacia Corp                          7,800        351,624
Schering-Plough Corp                    6,800        212,840
St. Jude Medical Inc *                  3,000        231,450
Stryker Corp                            1,300         78,429
Tenet Healthcare Corp *                 1,340         89,807
Varian Medical Systems Inc *            5,720        233,948
Wyeth                                   6,160        404,404
Zimmer Holdings Inc *                   5,060        172,293
                                               -------------
                                                   6,790,153
                                               -------------

Total Common Stocks
  (Cost $6,575,765)                                6,790,153
                                               -------------

FOREIGN COMMON STOCKS - 11.65%

FRANCE - 2.30%

Sanofi-Synthelabo SA                    2,840        182,352
                                               -------------

ISRAEL - 1.83%

Teva Pharmaceutical Industries Ltd ADR  2,660        145,422
                                               -------------

SWITZERLAND - 3.20%

Alcon Inc *                             2,200         74,470
Serono SA ADR                           8,000        179,200
                                               -------------
                                                     253,670
                                               -------------
UNITED KINGDOM - 4.32%

AstraZeneca PLC ADR                     6,900        342,171
                                               -------------

Total Foreign Common Stocks
  (Cost $929,035)                                    923,615
                                               -------------


                                       SHARES          VALUE
                                       ------          -----

SHORT-TERM INVESTMENT - 3.21%

CASH EQUIVALENT - 3.21%

BlackRock Provident Institutional
  TempFund                            254,673       $254,673
                                               -------------

Total Cash Equivalent                                254,673
                                               -------------

Total Short-Term Investment
  (Cost $254,673)                                    254,673
                                               -------------


TOTAL INVESTMENTS - 100.52%
  (COST $7,759,473)                                7,968,441

OTHER ASSETS AND
LIABILITIES, NET - (0.52)%                           (41,548)
                                               -------------


NET ASSETS - 100.00%                              $7,926,893
                                               =============


NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $7,772,459
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $451,113

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (255,131)
                                               -------------

Net unrealized appreciation                         $195,982
                                               =============

SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF INVESCO TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

COMMON STOCKS - 82.54%

CONSUMER DISCRETIONARY - 2.73%

AOL Time Warner Inc *                   2,500        $59,125
EarthLink Inc *                         3,900         39,585
Gemstar-TV Guide Int'l Group Inc *      3,900         57,681
KPMG Consulting Inc *                   2,900         58,580
                                               -------------
                                                     214,971
                                               -------------
FINANCIAL SERVICES - 7.88%

Affiliated Computer Services Inc *      1,800        101,034
BISYS Group Inc *                       3,600        126,900
First Data Corp                         2,000        174,500
Fiserv Inc *                            2,900        133,371
Paychex Inc                             2,100         83,370
                                               -------------
                                                     619,175
                                               -------------
HEALTH CARE - 0.13%

Myriad Genetics Inc *                     300         10,053
                                               -------------

PRODUCER DURABLES - 11.62%

Applied Materials Inc *                 2,800        151,956
KLA-Tencor Corp *                       1,800        119,700
Kulicke and Soffa Industries Inc *      2,000         41,620
Lam Research Corp *                     2,700         79,164
Lockheed Martin Corp                      700         40,306
LTX Corp *                                800         21,752
Novellus Systems Inc *                  2,800        151,592
Polycom Inc *                           5,600        137,760
Powerwave Technologies Inc *            4,300         55,341
Teradyne Inc *                          2,900        114,347
                                               -------------
                                                     913,538
                                               -------------

TECHNOLOGY - 60.18%

Analog Devices Inc *                    2,400        108,096
Apple Computer Inc *                    3,400         80,478
Arrow Electronics Inc *                 1,400         39,158
Atmel Corp *                            6,900         69,966
BEA Systems Inc *                       6,500         89,115
BMC Software Inc *                      2,600         50,570
Broadcom Corp 'A' *                     2,200         78,980
Brocade Communications Systems Inc *    3,000         81,000
Cadence Design Systems Inc *            2,100         47,481
Cisco Sytems Inc *                      7,800        132,054
Computer Sciences Corp *                1,900         96,425
Corning Inc                             3,300         25,146
Cypress Semiconductor Corp *            2,700         62,100
Dell Computer Corp *                    5,100        133,161
Electronic Data Systems Corp              700         40,593
Emulex Corp *                           2,400         79,032
Extreme Networks Inc *                  3,200         33,280
Fairchild Semiconductor Int'l 'A' *     1,800         51,480
Finisar Corp *                          3,700         28,490
GlobespanVirata Inc *                   3,012         44,939
IBM Corp                                  600         62,400
Integrated Device Technology Inc *      2,700         89,748
Intel Corp                              5,200        158,132
Intersil Corp *                         1,300         36,855
Intuit Inc *                            1,600         61,376
Jabil Circuit Inc *                     4,200         98,826
Linear Technology Corp                  3,900        172,458
LSI Logic Corp *                        3,200         54,400
Manugistics Group Inc *                 1,700         36,516


                                       SHARES          VALUE
                                       ------          -----

Maxim Integrated Products Inc *         4,100       $228,411
McDATA Corp 'A' *                       4,600         54,602
Mercury Interactive Corp *              1,700         64,005
Microchip Technology Inc *              6,500        271,895
Microsoft Corp *                        2,300        138,713
Motorola Inc                            1,000         14,200
National Semiconductor Corp *           2,400         80,856
Netscreen Technologies Inc *              500          8,325
Network Appliance Inc *                 5,100        103,938
Network Associates Inc *                3,800         91,960
NVIDIA Corp *                           1,900         84,284
Oracle Corp *                           7,900        101,120
PeopleSoft Inc *                        2,000         73,060
PMC-Sierra Inc *                        2,600         42,328
QLogic Corp *                           1,400         69,328
QUALCOMM Inc *                          1,200         45,168
Rational Software Corp *                2,200         34,826
RF Micro Devices Inc *                  4,100         73,390
Sanmina-SCI Corp *                      4,200         49,350
Siebel Systems Inc *                    2,200         71,742
SmartForce PLC ADR *                    5,400         56,700
Solectron Corp *                        3,400         26,520
Sun Microsystems Inc *                  8,300         73,206
Symantec Corp *                         3,200        131,872
Synopsys Inc *                          1,200         66,192
Texas Instruments Inc                   4,000        132,400
TIBCO Software Inc *                    6,900         81,144
VeriSign Inc *                          1,000         27,000
Veritas Software Corp *                 3,100        135,873
Vitesse Semiconductor Corp *            4,100         40,180
Xilinx Inc *                            2,900        115,594
                                               -------------
                                                   4,730,437
                                               -------------

Total Common Stocks
  (Cost $5,260,322)                                6,488,174
                                               -------------


FOREIGN COMMON STOCKS - 12.10%

CANADA - 2.65%

Celestica Inc *                         3,600        130,536
Research In Motion Ltd *                2,800         77,756
                                               -------------
                                                     208,292
                                               -------------
FINLAND - 1.45%

Nokia Corp ADR                          5,500        114,070
                                               -------------

GERMANY - 0.28%

SAP AG ADR                                600         22,320
                                               -------------

ISRAEL - 1.20%

Check Point Software Technologies Ltd * 3,100         94,240
                                               -------------

JAPAN - 0.39%

Sony Corp ADR                             600         31,020
                                               -------------

NETHERLANDS - 1.42%

ASM Lithography Holding NV *            4,400        111,628
                                               -------------



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF INVESCO TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------


                                       SHARES          VALUE
                                       ------          -----

SINGAPORE - 2.37%

Flextronics International Ltd *        10,200       $186,150
                                               -------------

SWEDEN - 0.12%

Ericsson 'B' ADR                        2,300          9,614
                                               -------------

TAIWAN - 1.64%

Taiwan Semiconductor Co Ltd ADR *       4,100         85,075
United Microelectronics Corp ADR *      4,100         43,665
                                               -------------
                                                     128,740
                                               -------------
UNITED KINGDOM - 0.58%

Amdocs Ltd *                            1,700         45,305
                                               -------------

Total Foreign Common Stocks
  (Cost $788,268)                                    951,379
                                               -------------

PURCHASED PUT OPTIONS - 0.00%

Apple Computer Inc (CBOE)
  Strike @ 20.00 Exp 04/20/02
  32 Contracts                          3,200            560
                                               -------------

Total Purchased Put Options
  (Cost $3,224)                                          560
                                               -------------

SHORT-TERM INVESTMENT - 4.27%

CASH EQUIVALENT - 4.27%

BlackRock Provident Institutional
  TempFund                            335,815        335,815
                                               -------------

Total Cash Equivalent                                335,815
                                               -------------

Total Short-Term Investment
  (Cost $335,815)                                    335,815
                                               -------------


TOTAL INVESTMENTS - 98.91%
  (COST $6,387,629)                                7,775,928


OTHER ASSETS AND
LIABILITIES, NET - 1.09%                              85,181
                                               -------------


NET ASSETS - 100.00%                              $7,861,109
                                               =============



NOTES TO SCHEDULE OF INVESTMENTS

(a) Transactions in written options for the six months ended March 31, 2002, were as follows:

                                       Number of
             Type                      Contracts    Premium
-------------------------------------------------------------
Outstanding, September 28, 2001            0              $0
Options Written                          463         131,033
Options Exercised                          9           2,043
Options Expired                           69          13,828
Options Repurchased                      302          81,778
                                      ----------------------
Outstanding, March 31, 2002               83         $33,384
                                      ======================


(b) Premiums received on written options:

                             Number of
             Type            Contracts  Premium        Value
------------------------------------------------------------
Call - CBOE Applied Materials Inc
  Strike @ 47.50 Exp 04/20/02     11   $4,257         $7,810

Call - CBOE IBM Corp
  Strike @ 120.00 Exp 04/20/02     5    3,735             50

Call - CBOE Mercury Interactive Corp
  Strike @ 35.00 Exp 04/20/02      7    2,989          2,940

Call - CBOE KLA-Tencor Corp
  Strike @ 65.00 Exp 06/22/02      6    5,682          4,680

Call - CBOE Network Appliance Inc
  Strike @ 22.50 Exp 06/22/02     28    9,459          5,880

Call - CBOE NVIDIA Corp
  Strike @ 65.00 Exp 06/22/02     12    4,224            840

Call - CBOE Apple Computer Inc
  Strike @ 27.50 Exp 10/19/02     14    3,038          2,800
                                      ----------------------
                                      $33,384        $25,000
                                      ======================


(c) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $6,419,206
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $1,580,369

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (223,647)
                                               -------------

Net unrealized appreciation                       $1,356,722
                                               =============



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF JANUS STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

CONVERTIBLE PREFERRED STOCK - 1.47%

AUTOS & TRANSPORTATION - 1.47%

General Motors Corp                     4,900       $133,917
                                               -------------

Total Convertible Preferred Stock
  (Cost $133,334)                                    133,917
                                               -------------

COMMON STOCKS - 84.17%

AUTOS & TRANSPORTATION - 3.71%

Lear Corp *                             7,120        338,912
                                               -------------

CONSUMER DISCRETIONARY - 27.69%

Bally Total Fitness Holdings Corp *     1,500         32,925
Blockbuster Inc 'A'                    11,030        258,874
Hilton Hotels Corp                      3,400         48,620
Interpublic Group Cos Inc               3,610        123,751
Lamar Advertising Co *                  1,890         76,772
Liberty Media Corp 'A' *               28,630        361,883
Liz Claiborne Inc                       5,310        150,592
Mattel Inc                              7,170        149,423
McGraw Hill Cos Inc                     2,520        171,990
Station Casinos Inc *                   9,835        163,753
The New York Times Co 'A'               1,050         50,253
Toys 'R' Us Inc *                      19,800        355,608
Valassis Communications Inc *           9,445        364,860
Viacom Inc 'B' *                        4,515        218,390
                                               -------------
                                                   2,527,694
                                               -------------
CONSUMER STAPLES - 1.67%

Vector Group Ltd                        5,325        152,295
                                               -------------

DIVERSIFIED - 4.64%

Honeywell International Inc             8,330        318,789
SPX Corp *                                740        104,769
                                               -------------
                                                     423,558
                                               -------------
ENERGY - 8.90%

Apache Corp                             2,480        141,062
El Paso Corp                           10,905        480,147
Ocean Energy Inc                        9,635        190,677
                                               -------------
                                                     811,886
                                               -------------
FINANCIAL SERVICES - 14.93%

American Express Co                     4,540        185,958
Berkshire Hathaway Inc 'B' *              135        319,815
Capital One Financial Corp                990         63,212
Citigroup Inc                             970         48,034
Fannie Mae                              6,010        480,079
Lehman Brothers Holdings Inc              785         50,742
Moody's Corp                            5,235        215,159
                                               -------------
                                                   1,362,999
                                               -------------
MATERIALS & PROCESSING - 1.87%

Monsanto Co                             1,285         40,593
Packaging Corp of America *             6,580        130,219
                                               -------------
                                                     170,812
                                               -------------


                                       SHARES          VALUE
                                       ------          -----

PRODUCER DURABLES - 0.65%

Alliant Techsystems Inc *                 585        $59,664
                                               -------------

TECHNOLOGY - 15.80%

Advanced Mirco Devices Inc *           19,145        281,623
Apple Computer Inc *                    9,470        224,155
Arbitron Inc *                          2,725         92,105
Cadence Design System Inc *            19,465        440,104
Ceridian Corp *                        18,350        404,617
                                               -------------
                                                   1,442,604
                                               -------------
UTILITIES - 4.31%

Kinder Morgan Inc                       1,000         48,430
Kinder Morgan Management LLC *         10,238        344,610
                                               -------------
                                                     393,040
                                               -------------

Total Common Stocks
  (Cost $6,917,545)                                7,683,464
                                               -------------

FOREIGN COMMON STOCKS - 13.52%

BAHAMAS - 2.12%

Teekay Shipping Corp                    5,095        194,221
                                               -------------

BERMUDA - 3.95%

Tyco International Ltd                 11,150        360,368
                                               -------------

JAPAN - 2.06%

Nissan Motor Co Ltd                    26,000        187,935
                                               -------------

MEXICO - 5.39%

Cemex SA ADR                            9,985        294,957
Grupo TMM SA de CV 'A' *               17,595        197,064
                                               -------------
                                                     492,021
                                               -------------

Total Foreign Common Stocks
  (Cost $976,794)                                  1,234,545
                                               -------------

                                    PRINCIPAL
                                     AMOUNT
                                    ---------
SHORT-TERM INVESTMENTS - 1.83%

COMMERCIAL PAPER - 1.10%

Freddie Mac
  1.700% due 04/01/02                $100,000        100,000
                                               -------------

Total Commercial Paper                               100,000
                                               -------------



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF JANUS STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

CASH EQUIVALENTS - 0.73%

BlackRock Provident Institutional
  TempCash                             33,360        $33,360
BlackRock Provident Institutional
  TempFund                             33,361         33,361
                                               -------------

Total Cash Equivalents                                66,721
                                               -------------

Total Short-Term Investments
  (Cost $166,721)                                    166,721
                                               -------------


TOTAL INVESTMENTS - 100.99%
  (COST $8,194,394)                                9,218,647


OTHER ASSETS AND
LIABILITIES, NET - (0.99)%                           (90,131)
                                               -------------



NET ASSETS - 100.00%                              $9,128,516
                                               =============



NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $8,234,471
                                               =============


Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $1,179,492

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (195,316)
                                               -------------


Net unrealized appreciation                         $984,176
                                               =============


SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
PF JANUS GROWTH LT FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

COMMON STOCKS - 75.19%

CONSUMER DISCRETIONARY - 18.42%

Amazon.com Inc *                        7,480       $106,964
AOL Time Warner Inc *                   5,850        138,353
Cendant Corp *                          4,915         94,368
Charter Communications Inc 'A' *        5,060         57,127
Dollar Tree Stores Inc *                3,620        118,772
eBay Inc                                1,710         96,854
Electronic Arts Inc *                   3,630        220,704
Home Depot Inc                          2,035         98,921
Liberty Media Corp 'A' *               32,350        408,904
The Walt Disney Co                      4,695        108,361
TMP Worldwide Inc *                     2,340         80,660
USA Networks Inc *                      3,920        124,538
Viacom Inc 'B' *                        3,735        180,662
                                               -------------
                                                   1,835,188
                                               -------------
DIVERSIFIED - 1.31%

Honeywell International Inc             3,420        130,883
                                               -------------

ENERGY - 2.86%

Baker Hughes Inc                        1,600         61,200
BJ Services Co *                        4,060        139,948
Smith International Inc *               1,230         83,333
                                               -------------
                                                     284,481
                                               -------------
FINANCIAL SERVICES - 18.44%

AFLAC Inc                               4,425        130,538
Allstate Corp                           2,885        108,966
Berkshire Hathaway Inc 'B' *              105        248,745
CIGNA Corp                              1,195        121,161
Citigroup Inc                           9,630        476,878
E*TRADE Group Inc *                    11,410        107,482
Fannie Mae                              2,400        191,712
Fifth Third Bancorp                     1,985        133,948
Goldman Sachs Group Inc                 1,680        151,620
Household International Inc               960         54,528
JP Morgan Chase & Co                    3,105        110,693
                                               -------------
                                                   1,836,271
                                               -------------
HEALTH CARE - 15.20%

Cardinal Health Inc                     1,520        107,753
Forest Laboratories Inc *                 555         45,343
Laboratory Corp of America Holdings *   2,085        199,868
McKesson Corp                           4,215        157,767
Millennium Pharmaceuticals Inc *        3,080         68,715
Pfizer Inc                              8,750        347,725
Schering-Plough Corp                    6,310        197,503
Tenet Healthcare Corp *                 2,995        200,725
Wyeth                                   2,870        188,416
                                               -------------
                                                   1,513,815
                                               -------------
INTEGRATED OILS - 0.55%

Murphy Oil Corp                           570         54,720
                                               -------------

TECHNOLOGY - 11.85%

Analog Devices Inc *                    6,450        290,508
Broadcom Corp *                         1,240         44,516
Brocade Communications Systems Inc *    2,180         58,860
Electronic Data Systems Corp              830         48,132


                                       SHARES          VALUE
                                       ------          -----


Maxim Integrated Products Inc *         1,835       $102,228
Micron Technology Inc *                 2,935         96,562
National Semiconductor Corp *           1,725         58,115
NVIDIA Corp *                           1,065         47,243
Raytheon Co                             9,275        380,739
Veritas Software Corp *                 1,210         53,034
                                               -------------
                                                   1,179,937
                                               -------------
UTILITIES - 6.56%

Cablevision Systems Corp 'A' *          5,460        185,640
Cablevision Systems New York Group 'A' *4,780        117,971
Comcast Corp 'A' *                      5,945        189,051
Cox Communications Inc 'A' *            4,285        161,287
                                               -------------
                                                     653,949
                                               -------------

Total Common Stocks
  (Cost $7,147,777)                                7,489,244
                                               -------------

FOREIGN COMMON STOCKS - 18.45%

BERMUDA - 4.82%

Accenture Ltd. *                        2,885         77,030
ACE Ltd                                 4,070        169,719
Tyco International Ltd                  3,920        126,694
XL Capital Ltd 'A'                      1,140        106,419
                                               -------------
                                                     479,862
                                               -------------
BRAZIL - 1.56%

Petroleo Brasileiro SA ADR              5,865        155,247
                                               -------------

CANADA - 3.15%

Biovail Corp *                          1,020         50,979
Celestica Inc *                         7,245        262,704
                                               -------------
                                                     313,683
                                               -------------
FINLAND - 5.09%

Nokia Corp ADR                         24,425        506,574
                                               -------------

NETHERLANDS - 0.56%

ASM Lithography Holding NV *            2,200         55,814
                                               -------------

SINGAPORE - 2.06%

Flextronics International Ltd *        11,275        205,769
                                               -------------

UNITED KINGDOM - 1.21%

Amdocs Ltd *                            2,460         65,559
AstraZeneca PLC                         1,111         55,167
                                               -------------
                                                     120,726
                                               -------------

Total Foreign Common Stocks
  (Cost $1,840,782)                                1,837,675
                                               -------------



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF JANUS GROWTH LT FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                    ---------        -----

SHORT-TERM INVESTMENTS - 4.52%

COMMERCIAL PAPER - 4.02%

Freddie Mac
  1.700% due 04/01/02                $400,000       $400,000
                                               -------------

Total Commercial Paper                               400,000
                                               -------------

                                       SHARES
                                       ------
CASH EQUIVALENTS - 0.50%

BlackRock Provident Institutional
  TempCash                             25,107         25,107
BlackRock Provident Institutional
  TempFund                             25,107         25,107
                                               -------------

Total Cash Equivalents                                50,214
                                               -------------

Total Short-Term Investments
  (Cost $450,214)                                    450,214
                                               -------------


TOTAL INVESTMENTS - 98.16%
  (COST $9,438,773)                                9,777,133


OTHER ASSETS AND
LIABILITIES, NET - 1.84%                             183,029
                                               -------------


NET ASSETS - 100.00%                              $9,960,162
                                               =============


NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $9,472,948
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $625,047

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (320,862)
                                               -------------

Net unrealized appreciation                         $304,185
                                               =============

SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
PF LAZARD INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

COMMON STOCKS - 89.09%

DENMARK - 1.88%

Danske Bank AS                          9,600       $149,839
                                               -------------

FINLAND - 2.59%

Nokia Corp                              9,800        207,154
                                               -------------

FRANCE - 14.89%

Alcatel SA 'A'                         13,700        195,532
Aventis SA                              3,300        228,009
AXA                                    11,100        250,514
Societe Generale 'A'                    4,000        252,994
TotalFinaElf SA                         1,700        262,504
                                               -------------
                                                   1,189,553
                                               -------------
GERMANY - 6.07%

Deutsche Bank AG                        3,400        219,317
Siemens AG                              4,000        265,208
                                               -------------
                                                     484,525
                                               -------------
ITALY - 5.45%

ENI Spa                                17,900        262,347
Sanpaolo IMI Spa                       14,700        172,870
                                               -------------
                                                     435,217
                                               -------------
JAPAN - 3.73%

Canon Inc                               4,000        148,489
Kao Corp                                8,000        149,093
                                               -------------
                                                     297,582
                                               -------------
NETHERLANDS - 14.21%

ABN Amro Holding NV                    13,400        254,493
Aegon NV                                9,100        222,127
Heineken NV                             3,900        158,889
ING Groep NV                            8,900        242,247
Royal Dutch Petroleum Co                4,700        257,291
                                               -------------
                                                   1,135,047
                                               -------------
SPAIN - 2.79%

Endesa SA                              15,000        223,115
                                               -------------

SWITZERLAND - 13.20%

Nestle SA 'B'                           1,300        289,093
Novartis AG                             7,800        306,795
UBS AG                                  4,600        226,470
Zurich Financial Services AG            1,000        231,893
                                               -------------
                                                   1,054,251
                                               -------------
UNITED KINGDOM - 24.28%

AstraZeneca PLC                         4,900        243,311
Barclays PLC                            6,800        210,128
BP PLC                                 28,500        253,652
Cadbury Schweppes PLC                  35,200        242,982
Diageo PLC                             20,000        261,449
GlaxoSmithKline PLC                    11,800        277,928
HSBC Holdings PLC                      19,500        225,478

                                       SHARES          VALUE
                                       ------          -----

Unilever PLC                           28,000       $224,083
                                               -------------
                                                   1,939,011
                                               -------------

Total Common Stocks
  (Cost $6,512,967)                                7,115,294
                                               -------------

SHORT-TERM INVESTMENTS - 8.84%

CASH EQUIVALENTS - 8.84%

BlackRock Provident Institutional
  TempCash                            348,778        348,778
BlackRock Provident Institutional
  TempFund                            357,022        357,022
                                               -------------

Total Cash Equivalents                               705,800
                                               -------------

Total Short-Term Investments
  (Cost $705,800)                                    705,800
                                               -------------


TOTAL INVESTMENTS - 97.93%
  (COST $7,218,767)                                7,821,094



OTHER ASSETS AND
LIABILITIES, NET - 2.07%                             165,250
                                               -------------


NET ASSETS - 100.00%                              $7,986,344
                                               =============


NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the Fund's investments were diversified as a percentage of net assets as follows:

   Financial Services                                     36.1%
   Consumer Staples                                       14.7%
   Health Care                                            10.4%
   Short-Term Investments                                  8.8%
   Energy                                                  6.6%
   Integrated Oils                                         6.4%
   Utilities                                               5.2%
   Technology                                              4.5%
   Producer Durables                                       3.3%
   Other                                                   2.1%
   Materials Processing                                    1.9%

(b) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $7,218,767
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $715,702

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (113,375)
                                               -------------

Net unrealized appreciation                         $602,327
                                               =============

SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF MFS MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----
COMMON STOCKS - 83.30%

CONSUMER DISCRETIONARY - 7.85%

ARAMARK Corp *                            510        $13,464
BJ's Wholesale Club Inc *                 900         40,230
CNET Networks Inc *                    23,560        129,109
Echostar Communications Corp 'A' *     18,340        519,389
Scholastic Corp *                       2,630        142,519
Talbots Inc                             1,700         60,180
Weight Watchers International Inc *       120          4,591
                                               -------------
                                                     909,482
                                               -------------
CONSUMER STAPLES - 5.29%

CVS Corp                               10,770        369,734
Kroger Co *                            10,950        242,652
                                               -------------
                                                     612,386
                                               -------------
ENERGY - 6.87%

Apache Corp                                37          2,105
Devon Energy Corp                       5,830        281,414
EOG Resources Inc                       6,150        249,444
Newfield Exploration Co *               7,100        262,629
                                               -------------
                                                     795,592
                                               -------------
FINANCIAL SERVICES - 8.56%

Arthur J. Gallagher & Co                2,440         79,959
CheckFree Corp *                       14,500        222,285
Concord EFS Inc *                       1,340         44,555
DST Systems Inc                         2,220        110,556
Global Payments Inc                     2,520         92,358
Principal Financial Group *             3,650         92,345
Prudential Financial Inc *                600         18,630
S1 Corp *                              21,140        326,401
Travelers Property Casualty Corp *        200          4,000
                                               -------------
                                                     991,089
                                               -------------
HEALTH CARE - 19.30%

ArthroCare Corp *                         620         11,166
Cytyc Corp *                           23,890        643,119
DaVita Inc *                            2,410         60,973
Genzyme Corp *                         11,580        505,699
Healthsouth Corp *                     19,250        276,237
IMPATH Inc *                            1,800         73,872
IMS Health Inc                         13,550        304,198
Lincare Holdings Inc *                 13,260        359,611
                                               -------------
                                                   2,234,875
                                               -------------
PRODUCER DURABLES - 2.70%

American Tower Corp 'A' *              24,190        130,868
Cable Design Techologies Corp *         6,540         87,309
Crown Castle International Corp *      14,400         95,184
                                               -------------
                                                     313,361
                                               -------------
TECHNOLOGY - 32.68%

Advanced Fibre Communications Inc *    11,840        227,210
Akamai Technologies Inc *              13,540         54,174
Applied Biosystems Group - Applera Corp 5,610        125,383
BEA Systems Inc *                       4,700         64,437
Brocade Communications Systems Inc *      400         10,800
CIENA Corp *                            4,700         42,300
Citrix Systems Inc *                   24,510        423,533
Comverse Technology Inc *               1,300         16,471


                                       SHARES          VALUE
                                       ------          -----

CSG Systems International Inc *        10,800       $307,476
Emulex Corp *                           6,100        200,873
ePresence Inc *                         8,260         35,022
General Motors 'H' *                   31,490        518,010
GlobespanVirata Inc *                   5,700         85,044
Internap Network Services Corp *       39,340         30,292
Internet Security Systems Inc *         7,500        171,375
Intersil Corp *                         2,400         68,040
Macrovision Corp *                      8,470        225,725
McDATA Corp 'A' *                       6,900         81,903
McDATA Corp 'B' *                         400          4,840
Netegrity Inc *                           210          3,106
Network Appliance Inc *                   500         10,190
QLogic Corp *                           1,000         49,520
Rational Software Corp *               10,220        161,783
RSA Security Inc *                      3,120         28,080
SmartForce PLC ADR *                    6,300         66,150
Tekelec *                               4,810         55,123
VeriSign Inc *                         19,475        525,825
Veritas Software Corp *                 4,400        192,852
                                               -------------
                                                   3,785,537
                                               -------------
UTILITIES - 0.05%

SBA Communications Corp *               1,600          5,264
                                               -------------

Total Common Stocks
  (Cost $9,871,605)                                9,647,586
                                               -------------

FOREIGN COMMON STOCKS - 6.34%

BERMUDA - 2.56%

ACE Ltd                                 3,270        136,359
XL Capital Ltd 'A'                      1,710        159,628
                                               -------------
                                                     295,987
                                               -------------
SWITZERLAND - 0.55%

Alcon Inc *                             1,900         64,315
                                               -------------

UNITED KINGDOM - 3.23%

Amdocs Ltd *                            7,120        189,748
Shire Pharmaceuticals Group PLC *         700         16,430
Willis Group Holdings Ltd *             6,770        167,219
                                               -------------
                                                     373,397
                                               -------------

Total Foreign Common Stocks
  (Cost $739,205)                                    733,699
                                               -------------

                                    PRINCIPAL
                                     AMOUNT
                                   ----------
SHORT-TERM INVESTMENTS - 11.06%

COMMERCIAL PAPER - 7.77%

Freddie Mac
  1.700% due 04/01/02                $900,000        900,000
                                               -------------

Total Commercial Paper                               900,000
                                               -------------



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF MFS MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

CASH EQUIVALENT - 3.29%

BlackRock Provident Institutional
  TempFund                            381,135       $381,135
                                               -------------

Total Cash Equivalent                                381,135
                                               -------------

Total Short-Term Investments
  (Cost $1,281,135)                                1,281,135
                                               -------------


TOTAL INVESTMENTS - 100.70%
  (COST $11,891,945)                              11,662,420



OTHER ASSETS AND
LIABILITIES, NET - (0.70)%                           (81,013)
                                               -------------


NET ASSETS - 100.00%                             $11,581,407
                                               =============


NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $11,959,769
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $744,373

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (1,041,722)
                                               -------------

Net unrealized depreciation                        ($297,349)
                                               =============

SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
PF MFS GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----
PREFERRED STOCKS - 1.05%

BRAZIL - 0.14%

Banco Itau SA PN                       94,500         $7,604
Investimentos Itau SA                   2,140          2,200
                                               -------------
                                                       9,804
                                               -------------
GERMANY - 0.91%

Fresenius AG                              220         16,851
Fresenius Medical Care AG                 990         45,343
                                               -------------
                                                      62,194
                                               -------------

Total Preferred Stocks
  (Cost $77,575)                                      71,998
                                               -------------

COMMON STOCKS - 91.88%

AUSTRALIA - 1.45%

News Corp Ltd                           4,400         30,809
NRMA Insurance Group Ltd               19,360         35,130
TABCORP Holdings Ltd                    5,550         33,411
                                               -------------
                                                      99,350
                                               -------------
BELGIUM - 0.42%

Dexia                                   1,900         28,692
                                               -------------

BERMUDA - 1.74%

ACE Ltd                                   690         28,773
Tyco International Ltd                  1,570         50,742
XL Capital Ltd 'A'                        420         39,207
                                               -------------
                                                     118,722
                                               -------------
BRAZIL - 1.21%

Aracruz Celulose SA ADR *               2,010         41,506
Cia de Bebidas Americas ADR               170          3,317
Cia Vale do Rio Doce ADR *                440         12,052
Empresa Brasileira de Aeronautica SA ADR  314          6,337
Gerdau SA ADR                             380          4,712
Petroleo Brasileiro SA ADR                450         11,911
Ultrapar Participacoes SA ADR             340          3,162
                                               -------------
                                                      82,997
                                               -------------
CANADA - 1.69%

Canadian Natural Resources Ltd            445         14,393
Manitoba Telecom Services Inc           1,460         27,554
Manulife Financial Corp                 1,600         43,845
Talisman Energy Inc                       720         29,988
                                               -------------
                                                     115,780
                                               -------------
CHILE - 0.17%

Banco de Chile ADR                        250          4,530
Cia Cervecerias Unidas SA ADR             330          5,461
Quinenco SA ADR *                         220          1,338
                                               -------------
                                                      11,329
                                               -------------
CHINA - 1.10%

Aluminum Corp of China Ltd *           24,000          5,416
Beijing Datang Power Generation Co Ltd 78,000         28,501
Hong Kong & China Gas Co Ltd            9,000         12,520



                                       SHARES          VALUE
                                       ------          -----
Huaneng Power International Inc        30,000        $20,001
Jiangsu Expressway Co Ltd 'H'          14,000          3,338
Zhejiang Expressway Co Ltd 'H'         20,000          5,192
                                               -------------
                                                      74,968
                                               -------------
CROATIA - 0.13%

Pliva DD GDR                              620          8,866
                                               -------------

CZECH REPUBLIC - 0.03%

Cesky Telecom AS GDR *                    250          2,275
                                               -------------

EGYPT - 0.09%

Al-Ahram Beverages Co GDR *               390          3,120
MobiNil - Egyptian Mobile Network *       420          2,931
                                               -------------
                                                       6,051
                                               -------------

ESTONIA - 0.09%

Eesti Telekom GDR                         460          6,489
                                               -------------

FINLAND - 1.22%

Nokia Corp ADR                          4,020         83,375
                                               -------------

FRANCE - 7.64%

Aventis SA                              1,360         93,967
BNP Paribas SA                          1,040         52,532
Carrefour SA                            1,215         57,238
Generale de Sante *                     1,450         21,631
Sanofi-Synthelabo SA                    1,505         96,633
Societe Television Francaise 1            302          9,395
STMicroelectronics NV                   1,070         35,798
STMicroelectronics NV 'NY'              1,130         38,330
Technip-Coflexip SA                       320         44,025
TotalFinaElf SA                           475         73,347
                                               -------------
                                                     522,896
                                               -------------

GERMANY - 1.27%

Celanese AG                               550         11,348
Linde AG                                  590         29,261
Porsche AG                                 35         16,015
Schering AG                               520         30,440
                                               -------------
                                                      87,064
                                               -------------
HONG KONG - 0.38%

Cathay Pacific Airways Ltd              3,000          4,558
CNOOC Ltd                              10,000         12,436
SmarTone Telecommunications Hldgs Ltd * 3,000          3,539
Texwinca Holdings Ltd                   6,000          3,442
Yanzhou Coal Mining Co Ltd              6,000          2,365
                                               -------------
                                                      26,340
                                               -------------
HUNGARY - 0.15%

Gedeon Richter Rt GDR                      80          5,150
Matav RT ADR                              310          5,415
                                               -------------
                                                      10,565
                                               -------------




SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF MFS GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

INDIA - 0.16%

ICICI Ltd ADR                             700         $5,684
Mahanagar Telephone Nigam Ltd ADR *       840          5,040
                                               -------------
                                                      10,724
                                               -------------
INDONESIA - 0.30%

Telekomunikasi Tbk PT                  49,750         20,634
                                               -------------

IRELAND - 0.07%

Bank of Ireland                           340          3,782
Irish Life & Permanent PLC                100          1,260
                                               -------------
                                                       5,042
                                               -------------
ISRAEL - 0.20%

Check Point Software Technologies Ltd *   260          7,904
Orbotech Ltd *                            100          3,142
Partner Communications Co Ltd  ADR *      510          2,499
                                               -------------
                                                      13,545
                                               -------------
ITALY - 0.54%

Assicurazioni Generali                    930         22,953
Snam Rete Gas                           5,320         14,248
                                               -------------
                                                      37,201
                                               -------------

JAPAN - 5.84%

Asahi Breweries Ltd                     6,000         48,440
Canon Inc                               1,000         37,122
Credit Saison Co                          700         14,604
Honda Motor Co Ltd                      1,300         54,635
NAMCO Ltd                                 300          5,998
Nissan Motor Co Ltd                     5,000         36,141
NTT DoCoMo Inc                             15         40,654
Sega Corp *                             2,100         37,394
Shionogi & Co Ltd                       1,000         15,694
Shiseido Co Ltd                         3,000         31,124
Stanley Electric Co Ltd                 2,000         16,131
Tokyo Gas Co Ltd                       18,640         45,146
Uni-Charm Corp                            600         16,479
                                               -------------
                                                     399,562
                                               -------------
MEXICO - 3.53%

America Movil SA de CV 'L' ADR *          240          4,766
Cemex SA ADR                            1,490         44,015
Coca-Cola Femsa SA ADR                    440         11,994
Fomento Economico Mexicano SA ADR *       230         10,844
Grupo Aeroportuario del Sureste SA ADR *  700         10,570
Grupo Continental SA                    2,200          4,025
Grupo Financiero Banorte SA *           1,180          2,802
Grupo Financiero Inbursa SA *           3,720          5,135
Grupo Modelo SA 'C'                     5,040         12,862
Grupo Televisia SA ADR *                  220         10,672
Grupo TMM SA ADR *                        820          9,184
Telefonos de Mexico SA de CV 'L'  ADR   2,150         86,838
Wal-Mart de Mexico SA                   7,870         25,847
Wal-Mart de Mexico SA 'C'                 620          1,782
                                               -------------
                                                     241,336
                                               -------------
NETHERLANDS - 3.21%

Akzo Nobel NV                             520         24,316
Fugro NV                                  600         33,762
Jomed NV *                                515         13,474
Royal KPN NV *                          6,865         35,155


                                       SHARES          VALUE
                                       ------          -----

Royal Philips Electronics NV            1,210        $36,914
Unilever NV                               930         53,385
VNU NV                                    700         22,229
                                               -------------
                                                     219,235
                                               -------------
NORWAY - 0.26%

Tandberg ASA *                          1,410         17,881
                                               -------------

PERU - 0.05%

Cia de Minas Buenaventura SAU ADR         120          3,241
                                               -------------

PHILIPPINES - 0.11%

Bank of the Philippine Islands          2,800          3,677
San Miguel Corp 'B'                     3,100          3,767
                                               -------------
                                                       7,444
                                               -------------
RUSSIA - 0.90%

JSC Mining and Smelting Co ADR *          400          8,683
LUKOIL ADR                                100          5,778
Mobile Telesystems ADR                    280         10,237
RAO Unified Energy System ADR *           320          5,181
Rostelecom ADR                            440          3,401
Surgutneftegaz ADR *                      720         13,115
YUKOS ADR                                 120         15,080
                                               -------------
                                                      61,475
                                               -------------
SINGAPORE - 0.82%

Singapore Airlines Ltd                  3,000         23,429
United Overseas Bank Ltd                4,000         32,974
                                               -------------
                                                      56,403
                                               -------------

SOUTH AFRICA - 0.86%

African Bank Investments Ltd            6,510          3,047
AngloGold Ltd                             120          5,881
BoE Ltd                                14,910          3,280
FirstRand Ltd                           4,400          2,563
Impala Platinum Holdings Ltd              270         14,326
Liberty Group Ltd                       1,070          5,084
M-Cell Ltd                              3,030          3,546
Remgro Ltd                                410          2,273
Sappi Ltd ADR                             270          3,615
Sasol Ltd                                 890          9,867
Standard Bank Investment Corp Ltd       2,000          5,156
                                               -------------
                                                      58,638
                                               -------------

SOUTH KOREA - 6.00%

Daewoo Shipbuilding & Marine
  Engineering Co *                        720          5,046
Hanwha Chemical Corp *                  3,230         16,504
Hyundai Department Store Co Ltd           210          7,043
Hyundai Heavy Industries Co Ltd           440         11,373
Hyundai Motor Co Ltd                    2,020         62,414
Kookmin Bank                               26          1,104
Kookmin Credit Card Co Ltd                120          5,055
Korea Exchange Bank Credit Service Co Ltd 190          5,233
Korea Telecom Corp ADR                    450         10,791
Korea Tobacco & Ginseng Corp GDR        1,310          8,620
LG Chem Investment Ltd                    580          7,125
LG Chem Ltd                               590         19,430
LG Petrochemical Co Ltd                   250          3,485
Pohang Iron & Steel Co Ltd                 50          5,200
Pohang Iron & Steel Ltd ADR               200          5,230
Samsung Electronics Co Ltd                500        134,707


SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF MFS GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

Samsung Fire & Marine Insurance Co Ltd    420        $22,631
Samsung Heavy Industries Co Ltd *       1,320          6,416
SK Telecom Co Ltd                         290         63,816
SK Telecom Co Ltd ADR                     370          9,102
                                               -------------
                                                     410,325
                                               -------------
SPAIN - 1.63%

Altadis SA *                              520          9,549
Banco Santander Central Hispano SA      4,400         36,850
Iberdrola SA                            1,140         14,878
Telefonica SA *                         4,492         50,359
                                               -------------
                                                     111,636
                                               -------------
SWEDEN - 0.10%

Saab AB 'B'                               590          6,864
                                               -------------

SWITZERLAND - 2.28%

Converium Holding AG *                    600         30,681
Givaudan SA                                60         19,265
Kuoni Reisen Holding AG                     5          1,656
Syngenta AG *                           1,070         65,371
Synthes-Stratec Inc *                      60         39,120
                                               -------------
                                                     156,093
                                               -------------

TAIWAN - 0.62%

Fubon Financial Holding Co Ltd GDR *      590          6,047
Siliconware Precision Industries Co *   2,300         11,960
Taiwan Semiconductor Co Ltd ADR *         550         11,413
United Microelectronics Corp ADR *      1,200         12,780
                                               -------------
                                                      42,200
                                               -------------

THAILAND - 0.22%

Advanced Info Service Public Co Ltd     1,400          1,464
Advanced Info Service Public Co Ltd
  For Reg                               2,600          2,808
PTT PCL                                 5,200          4,271
Siam Cement Public Co Ltd                 300          6,549
                                               -------------
                                                      15,092
                                               -------------

TURKEY - 0.26%

Akbank TAS *                        1,745,140          5,609
Anadulu Efes Biracilik ve MS AS       255,530          6,493
Vestel Elektronik Sanayi            2,199,100          5,588
                                               -------------
                                                      17,690
                                               -------------
UNITED KINGDOM - 12.40%

Amdocs Ltd *                              530         14,125
Anglo American PLC                      1,560         25,991
BP PLC ADR                              1,430         75,933
British Sky Broadcasting Group PLC *    3,330         39,453
Cadbury Schweppes PLC                   2,410         16,636
CGNU PLC                                2,790         29,440
Diageo PLC                              4,980         65,101
GlaxoSmithKline PLC                     2,930         69,011
Johnston Press PLC                      1,085          6,554
Lloyds TSB Group PLC                    7,210         74,026
Lonmin PLC                              1,669         28,282
National Grid Group PLC                 5,640         37,206
Next PLC                                4,150         64,120
Reckitt Benckiser PLC                     860         14,132
Reed International PLC                  6,925         67,155
Royal Bank of Scotland Group PLC        2,220         57,157
Shire Pharmaceuticals Group PLC *       1,800         13,918
South African Breweries PLC               760          5,308


                                       SHARES          VALUE
                                       ------          -----

Standard Chartered PLC                  1,930        $21,066
Tesco PLC                               8,560         29,377
Vodafone Group PLC                     38,360         70,876
Vodafone Group PLC ADR                  1,267         23,351
                                               -------------
                                                     848,218
                                               -------------
UNITED STATES - 32.74%

Abbott Laboratories                       810         42,606
Adobe Systems Inc                         550         22,159
Affiliated Computer Services Inc *        330         18,523
Air Products & Chemicals Inc              200         10,330
Allergan Inc                               30          1,939
American Express Co                       440         18,022
American International Group Inc          640         46,170
American Tower Corp 'A' *                 390          2,110
Amgen Inc *                               200         11,936
Anadarko Petroleum Corp                   560         31,606
Analog Devices Inc *                    1,300         58,552
AOL Time Warner Inc *                     530         12,534
Applied Biosystems Group - Applera Corp   720         16,092
AT&T Wireless Services Inc *            2,630         23,538
Automatic Data Processing                 230         13,402
Bisys Group Inc *                         820         28,905
BJ's Wholesale Club Inc *                 100          4,470
Cadence Design System Inc *               970         21,932
Capital One Financial Corp                100          6,385
Cendant Corp *                            720         13,824
Charter Communications Inc 'A' *        2,370         26,757
Chubb Corp                                200         14,620
Cisco Sytems Inc *                      2,270         38,431
Citigroup Inc                           1,090         53,977
Clear Channel Communications Inc *        950         48,839
Compaq Computer Corp                    1,230         12,853
Comverse Technology Inc *                  70            887
Concord EFS Inc *                       1,180         39,235
Costco Wholesale Corp *                   980         39,024
CVS Corp                                  300         10,299
Danaher Corp                              400         28,408
Dell Computer Corp *                    1,120         29,243
Dynegy Inc                                370         10,730
Echostar Communications Corp 'A' *        660         18,691
El Paso Corp                              750         33,022
Eli Lilliy & Co                           430         32,766
EMC Corp MA *                             720          8,582
Express Scripts Inc *                     100          5,759
Family Dollar Stores Inc                  420         14,074
First Data Corp                           560         48,860
Fox Entertainment Group Inc 'A' *       1,350         31,927
Freddie Mac                               880         55,766
Freeport-McMoRan Copper & Gold Inc 'B' *  190          3,348
Genentech Inc *                           130          6,558
General Electric Co                       660         24,717
Genzyme Corp *                            760         33,189
Gillette Co                               820         27,888
Goldman Sachs Group Inc                   410         37,003
Harley-Davidson Inc                       360         19,847
Healthsouth Corp *                      1,130         16,216
Home Depot Inc                            410         19,930
ICN Pharmaceuticals Inc                   140          4,445
IMS Health Inc                            930         20,879
International Paper Co                    310         13,333
Kimberly-Clark Corp                       200         12,930
KLA-Tencor Corp *                         200         13,300
Kohl's Corp *                             130          9,250
Lexmark International Group Inc 'A' *     640         36,595
Linear Technology Corp                    510         22,552
Manpower Inc                              110          4,277
Maxim Integrated Products Inc *           510         28,412


SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF MFS GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

Mellon Financial Corp                     880        $33,959
Mercury Interactive Corp *                160          6,024
Merrill Lynch & Co Inc                    540         29,905
Metlife Inc                             1,290         40,635
Microsoft Corp *                        1,150         69,357
Minnesota Mining & Manufacturing Co       330         37,953
Morgan Stanley Dean Witter & Co           270         15,474
Nike Inc 'B'                              280         16,803
Novellus Systems Inc *                    310         16,783
Oracle Corp *                           3,090         39,552
PeopleSoft Inc *                          650         23,745
Pfizer Inc                              1,560         61,994
Praxair Inc                               200         11,960
Prudential Financial Inc *                 20            621
QUALCOMM Inc *                            290         10,916
Rational Software Corp *                  820         12,981
Sears Roebuck & Co                        130          6,665
Siebel Systems Inc *                      290          9,457
Sprint Corp-PCS Group *                 1,140         11,731
St. Paul Cos Inc                          430         19,716
Starwood Hotels & Resorts Worldwide Inc   260          9,779
SunGard Data Systems Inc *                940         30,992
Target Corp                             1,070         46,138
Tenet Healthcare Corp *                   100          6,702
Texas Instruments Inc                   1,120         37,072
The Walt Disney Co                        400          9,232
Travelers Property Casualty Corp *        200          4,000
United Parcel Service Inc 'B'             230         13,984
UnitedHealth Group Inc                    200         15,284
UNUMProvident Corp                        360         10,055
VeriSign Inc *                            340          9,180
Veritas Software Corp *                 1,160         50,843
Viacom Inc 'B' *                        2,080        100,610
Wyeth                                     870         57,116
                                               -------------
                                                   2,239,672
                                               -------------

Total Common Stocks
  (Cost $5,827,122)                                6,285,910
                                               -------------

                                    PRINCIPAL
                                     AMOUNT
                                    ---------
CONVERTIBLE CORPORATE BONDS - 0.60%

CAYMAN ISLANDS - 0.42%

HMC Cayman Finance Co
  3.000% due 08/17/03                 $25,000         28,625
                                               -------------

TAIWAN - 0.18%

Acer Communications & Multimedia Inc
  0.000% due 02/21/06 ~                 9,000         12,311
                                               -------------

Total Convertible Corporate Bonds
  (Cost $38,211)                                      40,936
                                               -------------

                                       SHARES          VALUE
                                       ------          -----

SHORT-TERM INVESTMENT - 2.45%

CASH EQUIVALENT - 2.45%

BlackRock Provident Institutional
  TempFund                            167,861       $167,861
                                               -------------

Total Cash Equivalent                                167,861
                                               -------------

Total Short-Term Investment
  (Cost $167,861)                                    167,861
                                               -------------


TOTAL INVESTMENTS - 95.98%
  (COST $6,110,769)                               $6,566,705



OTHER ASSETS AND
LIABILITIES, NET - 4.02%                             274,982
                                               -------------


NET ASSETS - 100.00%                              $6,841,687
                                               =============


SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF MFS GLOBAL GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Forward foreign currency contracts outstanding at March 31, 2002, were summarized as follows:

                      Principal
                       Amount
 Contract            Covered by    Expiration    Unrealized
   Type   Currency    Contracts       Month     Appreciation
-------------------------------------------------------------
    Buy      GBP        $1,428        05/02         $15
                                               =============

         Principal amount denoted in the indicated currency:
           GBP - British Pound

(b) At March 31, 2002, the Fund's investments were diversified as a percentage of net assets as follows:

   Financial Services                   20.5%
   Consumer Discretionary               18.0%
   Technology                           11.5%
   Health Care                          10.3%
   Utilities                             9.6%
   Other                                 7.0%
   Materials Processing                  5.8%
   Consumer Staples                      5.1%
   Autos & Transportation                4.2%
   Integrated Oils                       3.1%
   Short-Term Investments                2.5%
   Energy                                2.4%

(c) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $6,128,117
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $647,792

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (209,204)
                                               -------------


Net unrealized appreciation                         $438,588
                                               =============


SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT            VALUE
                                    ---------          -----

CORPORATE BONDS & NOTES - 10.32%

CONSUMER DISCRETIONARY - 0.89%

AOL Time Warner Inc
  7.625% due 04/15/31                $300,000       $299,472
                                               -------------

CONSUMER STAPLES - 0.16%

Unilever Capital Corp
  6.875% due 11/01/05                  50,000         52,813
                                               -------------

ENERGY - 1.22%

Dynegy Holdings Inc
  8.750% due 02/15/12                 100,000        104,826
Limestone Electron Trust
  8.625% due 03/15/03 ~               300,000        303,757
                                               -------------
                                                     408,583
                                               -------------
FINANCIAL SERVICES - 4.31%

Bank of America Corp
  7.400% due 01/15/11                 300,000        317,294
Ford Motor Credit Co
  6.125% due 03/20/04                 300,000        300,203
Household Finance Corp
  6.375% due 10/15/11                 300,000        283,602
National Rural Utilities Coop Finance
  7.250% due 03/01/12                 100,000        100,093
Pemex Project Funding Master Trust
  8.000% due 11/15/11~                200,000        203,000
Qwest Capital Funding
  7.250% due 02/15/11                 300,000        244,090
                                               -------------
                                                   1,448,282
                                               -------------
INTEGRATED OILS - 1.02%

Occidental Petroleum Corp
  8.450% due 02/15/29                 300,000        343,083
                                               -------------

MATERIALS & PROCESSING - 0.89%

Weyerhaeuser Co
  3.045% due 09/15/03 ~++             300,000        300,020
                                               -------------

UTILITIES - 1.83%

AT&T Corp
  7.300% due 11/15/11 ~               300,000        289,358
Sprint Capital Corp
  6.875% due 11/15/28                  50,000         40,137
Sprint Capital Corp
  7.625% due 01/30/11                 300,000        285,051
                                               -------------
                                                     614,546
                                               -------------

Total Corporate Bonds
  (Cost $3,515,053)                                3,466,799
                                               -------------

MORTGAGE-BACKED SECURITIES - 48.00%

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.62%

First Nationwide Trust
  6.240% due 02/27/29 "               269,723        274,281


                                    PRINCIPAL
                                     AMOUNT            VALUE
                                    ---------          -----

MLCC Mortgage Investors Inc
  2.280% due 02/21/26 "              $169,987       $170,376
Washington Mutual Mortgage Securities Co
  6.010% due 01/25/31 "               100,000         99,392
                                               -------------
                                                     544,049
                                               -------------
FANNIE MAE - 5.77%

  6.000% due 04/11/32 "#            2,000,000      1,938,125
                                               -------------

FREDDIE MAC - 3.04%

  6.000% due 09/15/22 "             1,000,000      1,023,634
                                               -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 37.57%

  6.000% due 04/18/32 "#           13,000,000     12,622,187
                                               -------------

Total Mortgage-Backed Securities
  (Cost $16,218,300)                              16,127,995
                                               -------------

U.S. TREASURY NOTES - 25.01%

  4.625% due 05/15/06                 700,000        697,512
  6.000% due 08/15/09                 200,000        208,157
  6.500% due 02/15/10               7,000,000      7,497,112
                                               -------------

Total U.S. Treasury Notes
  (Cost $8,567,190)                                8,402,781
                                               -------------

OTHER ASSET-BACKED SECURITY - 0.89%

CS First Boston Securities Corp
  2.478% due 03/25/32 ~++             300,000        300,000
                                               -------------

Total Other Asset-Backed Security
  (Cost $300,000)                                    300,000
                                               -------------

FOREIGN BONDS - 1.88%

FRANCE - 0.96%

France Telecom
  8.500% due 03/01/31 ++              300,000        321,672
                                               -------------
GERMANY - 0.92%

Deutsche Telekom International Finance BV
  8.250% due 06/15/30                 300,000        310,559
                                               -------------

Total Foreign Bonds
  (Cost $647,295)                                    632,231
                                               -------------

FOREIGN GOVERNMENT BONDS - 2.62%

BRAZIL - 1.17%

Federal Republic of Brazil
  11.000% due 01/11/12                100,000         93,250
  11.500% due 03/12/08                300,000        300,750
                                               -------------
                                                     394,000
                                               -------------



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT            VALUE
                                    ---------          -----

MEXICO - 1.45%

United Mexican States
  6.250% due 12/31/19                $250,000       $237,151
  8.300% due 08/15/31                 250,000        248,750
                                               -------------
                                                     485,901
                                               -------------

Total Foreign Government Bonds
  (Cost $861,386)                                    879,901
                                               -------------

PURCHASED PUT OPTIONS - 0.01%

Eurodollar December Futures (CME)
  Strike @ 94.00 Exp. 12/20/02
  32 Contracts                         80,000          2,600
                                               -------------

Total Purchased Put Options
  (Cost $2,520)                                        2,600
                                               -------------

SHORT-TERM INVESTMENTS - 54.17%

COMMERCIAL PAPER - 52.74%

AT&T Corp
  3.325% due 08/06/02 ~++             300,000        299,999
Fannie Mae
  1.880% due 08/28/02               9,800,000      9,719,689
Freddie Mac
  1.820% due 04/01/02               6,500,000      6,500,000
UBS Finance DE Inc
  1.850% due 04/01/02               1,200,000      1,200,000
                                               -------------

Total Commercial Paper                            17,719,688
                                               -------------

                                       SHARES
                                       ------
CASH EQUIVALENTS - 1.12%

BlackRock Provident Institutional
  TempCash                            187,471        187,471
BlackRock Provident Institutional
  TempFund                            187,471        187,471
                                               -------------

Total Cash Equivalents                               374,942
                                               -------------


                                    PRINCIPAL
                                     AMOUNT            VALUE
                                    ---------          -----

U.S. TREASURY BILLS - 0.31%

  1.710% due 05/02/02 **              $30,000        $29,956
  1.725% due 05/02/02 **               30,000         29,955
  1.730% due 05/02/02 **               15,000         14,978
  1.740% due 05/02/02 **               30,000         29,955
                                               -------------
Total U.S. Treasury Bills                            104,844
                                               -------------

Total Short-Term Investments
  (Cost $18,203,262)                              18,199,474
                                               -------------

TOTAL INVESTMENTS - 142.90%
  (COST $48,315,006)                              48,011,781


OTHER ASSETS AND
LIABILITIES, NET - (42.90)%                      (14,413,422)
                                               -------------


NET ASSETS - 100.00%                             $33,598,359
                                               =============


SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Securities with an approximate aggregate market value of $104,844 have been segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2002:

                                       Number of  Unrealized
             Type                      Contracts Depreciation
-------------------------------------------------------------
Eurodollar Long Futures (06/02)           13        ($45,906)
Eurodollar Long Futures (12/02)           43         (39,188)
                                                  ----------
                                                    ($85,094)
                                                  ==========


(b) Swap agreements outstanding as of March 31, 2002:

                                       Notional   Unrealized
             Type                       Amount   Appreciation
-------------------------------------------------------------
Received fixed rate equal to 6.0000% and
  pay floating rate based on 3-month
  USD-LIBOR.
Broker: Goldman Sachs
  Exp. 06/17/07                      $1,900,000       $8,132
                                     =======================


(c) Transactions in written options for the six months ended March 31, 2002, were as follows:

                                       Number of
                                       Contracts    Premium
------------------------------------------------------------
Outstanding, September 28, 2001            0              $0
Options Written                           20           6,425
Options Exercised                          0               0
Options Expired                            0               0
Options Repurchased                        0               0
                                     -----------------------
Outstanding, March 31, 2002               20          $6,425
                                     =======================

(d) Premiums received on written options:

                             Number of
             Type            Contracts  Premium       Value
------------------------------------------------------------
Put - CME Eurodollar
  September Futures
  Strike @ 97.00 Exp. 09/16/02   20    $6,425        $22,500
                                     =======================


(e) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $48,315,006
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                        $44,811

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (348,036)
                                               -------------

Net unrealized depreciation                        ($303,225)
                                               =============


SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
PF PACIFIC LIFE MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT            VALUE
                                    ---------          -----
SHORT-TERM INVESTMENTS - 99.82%

COMMERCIAL PAPER - 89.14%

Abbott Laboratories ~
  1.700% due 04/24/02              $1,000,000       $998,914
Coca-Cola Co
  1.750% due 04/09/02               1,000,000        999,611
Coca-Cola Enterprises ~
  1.780% due 04/25/02               1,000,000        998,813
EW Scripps Co ~
  1.710% due 04/10/02                 900,000        899,615
Freddie Mac
  2.000% due 05/23/02              10,000,000      9,971,111
Gannett Co ~
  1.800% due 04/26/02               1,200,000      1,198,500
General Electric Capital Corp
  1.800% due 04/03/02               1,000,000        999,900
Harley-Davidson Inc ~
  1.790% due 04/17/02                 800,000        799,364
Idaho Power Co
  1.800% due 04/19/02               1,060,000      1,059,046
Kraft Inc
  1.800% due 04/30/02               1,000,000        998,550
Nike Inc
  1.810% due 05/01/02               1,000,000        998,492
Pfizer Inc ~
  1.750% due 04/05/02               1,000,000        999,806
PPG Industries Inc
  1.820% due 04/15/02                 500,000        499,646
Procter & Gamble Co ~
  1.630% due 04/30/02               1,000,000        998,687
Southern Co ~
  1.830% due 04/23/02                 845,000        844,055
Virginia Electric Power Co
  1.820% due 05/07/02               1,000,000        998,180
                                               -------------

Total Commercial Paper                            24,262,290
                                               -------------


                                       SHARES
                                       ------
CASH EQUIVALENT - 0.05%

BlackRock Provident Institutional
  TempFund                             14,496         14,496
                                               -------------

Total Cash Equivalent                                 14,496
                                               -------------

                                    PRINCIPAL
                                     AMOUNT
                                    ---------

OTHER ASSET-BACKED SECURITY - 1.47%

BMW U.S. Capital LLC ++
  1.800% due 04/29/02                $400,000        399,440
                                               -------------

Total Other Asset-Backed Security                    399,440
                                               -------------


                                    PRINCIPAL
                                     AMOUNT            VALUE
                                    ---------          -----

U.S. TREASURY BILLS - 9.16%

  1.710% due 05/16/02              $1,500,000     $1,496,794
  1.820% due 06/20/02               1,000,000        995,955
                                               -------------

Total U.S. Treasury Bills                          2,492,749
                                               -------------

Total Short-Term Investments
  (Cost $27,168,975)                              27,168,975
                                               -------------


TOTAL INVESTMENTS - 99.82%
  (COST $27,168,975)                              27,168,975



OTHER ASSETS AND
LIABILITIES, NET - 0.18%                              49,774
                                               -------------


NET ASSETS - 100.00%                             $27,218,749
                                               =============



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF PUTNAM EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----
CONVERTIBLE PREFERRED STOCKS - 1.38%

AUTOS & TRANSPORTATION - 0.67%

Ford Motor Co Capital Trust II          1,100        $61,864
General Motors Corp                       400         10,932
                                               -------------
                                                      72,796
                                               -------------
FINANCIAL SERVICES - 0.20%

Anthem Inc                                300         21,840
                                               -------------

TECHNOLOGY - 0.51%

Motorola Inc                            1,250         55,512
                                               -------------

Total Convertible Preferred Stocks
  (Cost $141,170)                                    150,148
                                               -------------

COMMON STOCKS - 89.51%

AUTOS & TRANSPORTATION - 1.80%

CSX Corp                                  600         22,866
Delphi Corp                               800         12,792
Ford Motor Co                             700         11,543
Union Pacific Corp                      2,400        149,136
                                               -------------
                                                     196,337
                                               -------------
CONSUMER DISCRETIONARY - 10.51%

Cendant Corp *                          3,500         67,200
Charter Communications Inc 'A' *        1,300         14,677
Darden Restaurants Inc                    500         20,295
Federated Department Stores Inc *       1,400         57,190
J.C. Penney Co Inc Holding Co           3,600         74,556
Kimberly-Clark Corp                     1,500         96,975
KPMG Consulting Inc *                   1,800         36,360
Liberty Media Corp 'A' *                3,300         41,712
Mariott International Inc 'A'             800         35,960
May Department Stores Co                  600         20,910
McDonald's Corp                         3,500         97,125
Newell Rubbermaid Inc                     600         19,176
Office Depot Inc *                        800         15,880
Republic Services Inc *                 5,300         99,004
Royal Caribbean Cruises Ltd             1,100         24,805
ServiceMaster Co                          800         11,000
The Limited Inc                         3,400         60,860
The Walt Disney Co                      4,800        110,784
TJX Cos Inc                             1,100         44,011
Tribune Co                                900         40,914
Tricon Global Restaurants Inc *           400         23,512
USA Networks Inc *                      2,000         63,540
Valassis Communications Inc *             400         15,452
Waste Management Inc                    2,100         57,225
                                               -------------
                                                   1,149,123
                                               -------------
CONSUMER STAPLES - 5.64%

Brown-Forman Corp                         500         36,380
Coca-Cola Enterprises Inc               2,200         41,316
General Mills Inc                       1,100         53,735
H.J. Heinz Co                           1,700         70,550
Kroger Co *                             4,300         95,288
Pepsi Bottling Group Inc                2,300         59,501
Philip Morris Cos Inc                   4,300        226,481


                                       SHARES          VALUE
                                       ------          -----

Rite Aid Corp *                         1,900         $6,574
Safeway Inc *                             600         27,012
                                               -------------
                                                     616,837
                                               -------------
DIVERSIFIED - 2.01%

Eaton Corp                                100          8,098
Fortune Brands Inc                      2,700        133,299
Honeywell International Inc             1,100         42,097
Illinios Tool Works Inc                   250         18,087
Schlumberger Ltd                          300         17,646
                                               -------------
                                                     219,227
                                               -------------

ENERGY - 2.32%

Baker Hughes Inc                          300         11,475
Devon Energy Corp                       1,300         62,751
Dynegy Inc                              1,900         55,100
El Paso Corp                            1,500         66,045
Peabody Energy Corp                       800         23,160
Valero Energy Corp                        300         14,856
Williams Cos Inc                          800         20,504
                                               -------------
                                                     253,891
                                               -------------
FINANCIAL SERVICES - 32.20%

AMBAC Financial Group Inc                 900         53,163
American International Group Inc          700         50,498
Anthem Inc *                            1,500         86,355
Archstone-Smith Trust                   2,700         72,333
Bank of America Corp                    3,550        241,471
Bank of New York Co Inc                 1,400         58,828
Banknorth Group Inc                       500         13,175
BB&T Corp                                 600         22,866
Berkshire Hathaway Inc 'B' *               33         78,177
Boston Properties Inc                     300         11,835
Charter One Financial Inc               4,900        152,978
Chubb Corp                                200         14,620
CIGNA Corp                              1,100        111,529
Citigroup Inc                           9,100        450,632
Comerica Inc                            2,500        156,425
Equity Office Properties Trust          2,000         59,980
Equity Residential Properties Trust     4,500        129,330
Fannie Mae                              1,700        135,796
FleetBoston Financial Corp              1,100         38,500
Freddie Mac                             1,800        114,066
GreenPoint Financial Corp                 200          8,740
Hartford Financial Services Group Inc     700         47,684
Household International Inc               900         51,120
JP Morgan Chase & Co                    3,100        110,515
Lehman Brothers Holdings Inc              800         51,712
M&T Bank Corp                             800         64,296
Mercantile Bankshares Corp                500         21,630
MBIA Inc                                  400         21,876
Mellon Financial Corp                   2,300         88,757
Merrill Lynch & Co Inc                  2,800        155,064
Morgan Stanley Dean Witter & Co         1,900        108,889
Radian Group Inc                        2,000         98,160
The PMI Group Inc                         600         45,456
Travelers Property Casualty Corp *        900         18,000
U.S. Bancorp                            9,400        212,158
UNUMProvident Corp                        500         13,965
Wachovia Corp                           3,000        111,240
Washington Mutual Inc                   3,200        106,016
Wells Fargo & Co                        2,200        108,680
Zions Bancorp                             400         23,708
                                               -------------
                                                   3,520,223
                                               -------------



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF PUTNAM EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

HEALTH CARE - 3.76%

Abbott Laboratories                       900        $47,340
Bristol-Myers Squibb Co                 1,500         60,735
HCA Inc                                 1,600         70,528
Johnson & Johnson                         500         32,475
Merck & Co Inc                          2,700        155,466
Schering-Plough Corp                    1,000         31,300
Zimmer Holdings Inc *                     400         13,620
                                               -------------
                                                     411,464
                                               -------------
INTEGRATED OILS - 6.59%

ChevronTexaco Corp                        500         45,135
Conoco Inc                              2,700         78,786
Exxon Mobil Corp                        8,700        381,321
Marathon Oil Corp                       1,300         37,440
Phillips Petroleum Co                   1,400         87,920
Unocal Corp                             2,300         89,585
                                               -------------
                                                     720,187
                                               -------------
MATERIALS & PROCESSING - 4.53%

Boise Cascade Corp                      1,000         36,240
Du Pont E.I. De Nemours & Co            1,300         61,295
Engelhard Corp                          2,300         71,369
International Paper Co                  1,800         77,418
Monsanto Co                               500         15,795
PPG Industries Inc                        800         43,928
Rohm & Haas Co                            500         21,135
Smurfit-Stone Container Corp *          3,600         61,704
Sonoco Products Co                      2,400         68,664
Weyerhaeuser Co                           600         37,716
                                               -------------
                                                     495,264
                                               -------------
PRODUCER DURABLES - 3.50%

Boeing Co                               1,200         57,900
Cooper Industries Inc                   2,000         83,900
Lockheed Martin Corp                      600         34,548
Northrop Grumman Corp                     700         79,135
Pall Corp                               1,300         26,637
Parker-Hannifin Corp                    1,100         54,890
W.W. Grainger Inc                         800         44,984
                                               -------------
                                                     381,994
                                               -------------

TECHNOLOGY - 3.55%

Avnet Inc                                 400         10,824
BMC Software Inc *                      2,300         44,735
Compaq Computer Corp                    8,900         93,005
Computer Associates International Inc   1,500         32,835
Hewlett-Packard Co                      4,600         82,524
IBM Corp                                  500         52,000
Motorola Inc                            2,200         31,240
NCR Corp *                                900         40,275
                                               -------------
                                                     387,438
                                               -------------
UTILITIES - 13.10%

Alltel Corp                               600         33,330
AT&T Wireless Services Inc *              900          8,055
BellSouth Corp                          3,700        136,382
Cinergy Corp                            1,700         60,775
Citizens Communications Co *            1,700         18,275
Comcast Corp 'A' *                        900         28,620
Constellation Energy Group Inc          1,300         40,105
Dominion Resources Inc                    400         26,064
DPL Inc                                 2,900         74,095


                                       SHARES          VALUE
                                       ------          -----

DTE Energy Co                             200         $9,100
Duke Energy Corp                        1,100         41,580
Edison International *                  1,300         21,775
Entergy Corp                            1,800         78,138
FirstEnergy Corp                          800         27,664
FPL Group Inc                             300         17,865
National Fuel Gas Co                      700         17,045
Northeast Utilities Inc                 1,700         33,779
PPL Corp                                  700         27,727
Progress Energy Inc                     2,000        100,080
Qwest Communication Int'l Inc           3,200         26,304
Reliant Energy Inc                      1,500         38,685
SBC Communications Inc                  5,200        194,688
Sprint Corp - FON Group                 2,700         41,283
TXU Corp                                  900         51,120
Verizon Communications Inc              5,450        248,793
WorldCom Inc - WorldCom Group *         4,600         31,004
                                               -------------
                                                   1,432,331
                                               -------------

Total Common Stocks
  (Cost $9,337,255)                                9,784,316
                                               -------------

FOREIGN COMMON STOCKS - 6.68%

BERMUDA - 3.41%

ACE Ltd                                 3,500        145,950
Ingersoll-Rand Co 'A'                     500         25,010
Tyco International Ltd                  2,200         71,104
XL Capital Ltd 'A'                      1,400        130,690
                                               -------------
                                                     372,754
                                               -------------
CANADA - 0.46%

Abitibi-Consolidated Inc                5,700         50,730
                                               -------------

FRANCE - 1.05%

TotalFinaElf SA ADR                     1,500        114,900
                                               -------------

NETHERLANDS - 1.49%

Royal Dutch Petroleum Co 'NY'           3,000        162,960
                                               -------------

SINGAPORE - 0.27%

Flextronics International Ltd *         1,600         29,200
                                               -------------

Total Foreign Common Stocks
  (Cost $701,745)                                    730,544
                                               -------------



                                    PRINCIPAL
                                     AMOUNT
                                    ---------
CONVERTIBLE CORPORATE NOTES - 0.59%

CONSUMER DISCRETIONARY - 0.46%

Service Corp International
  6.750% due 06/22/08                 $50,000         49,938
                                               -------------




SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF PUTNAM EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT          VALUE
                                    ---------        -----

MATERIALS & PROCESSING - 0.13%

Freeport-McMoRan Copper & Gold Inc
  8.250% due 01/31/06                 $10,000        $14,600
                                               -------------
Total Convertible Corporate Notes
  (Cost $64,800)                                      64,538
                                               -------------


                                       SHARES
                                       ------
SHORT-TERM INVESTMENT - 0.92%

CASH EQUIVALENT - 0.92%

BlackRock Provident Institutional
  TempFund                            100,546        100,546
                                               -------------

Total Cash Equivalent                                100,546
                                               -------------

Total Short-Term Investment
  (Cost $100,546)                                    100,546
                                               -------------


TOTAL INVESTMENTS - 99.08%
  (COST $10,345,516)                              10,830,092


OTHER ASSETS AND
LIABILITIES, NET - 0.92%                             101,018
                                               -------------


NET ASSETS - 100.00%                             $10,931,110
                                               =============


NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $10,348,212
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $705,817

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (223,937)
                                               -------------

Net unrealized appreciation                         $481,880
                                               =============


SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
PF PUTNAM RESEARCH FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----


COMMON STOCKS - 90.58%

AUTOS & TRANSPORTATION - 1.71%

Ford Motor Co                           5,700        $93,993
Southwest Airlines Co                   6,000        116,100
Union Pacific Corp                        740         45,984
                                               -------------
                                                     256,077
                                               -------------
CONSUMER DISCRETIONARY - 14.23%

Bed Bath & Beyond Inc *                 4,250        143,437
Echostar Communications Corp 'A' *      3,700        104,784
Fox Entertainment Group Inc 'A' *       3,450         81,592
J.C. Penney Co Inc Holding Co           6,400        132,544
Kimberly-Clark Corp                     2,600        168,090
KPMG Consulting Inc *                   6,550        132,310
Liberty Media Corp 'A' *               12,900        163,056
Office Depot Inc *                      7,200        142,920
Royal Caribbean Cruises Ltd             5,000        112,750
Starbucks Corp *                        5,800        134,154
The Limited Inc                         6,700        119,930
The Walt Disney Co                      6,850        158,098
TJX Cos Inc                             4,950        198,050
Viacom Inc 'B' *                        4,300        207,991
Waste Management Inc                    4,900        133,525
                                               -------------
                                                   2,133,231
                                               -------------
CONSUMER STAPLES - 8.91%

Coca-Cola Co                            5,350        279,591
Coca-Cola Enterprises Inc               2,600         48,828
Colgate-Palmolive Co                    3,450        197,167
General Mills Inc                       4,200        205,170
Kraft Foods Inc                         3,050        117,883
Philip Morris Cos Inc                   7,100        373,957
Sysco Corp                              3,800        113,316
                                               -------------
                                                   1,335,912
                                               -------------
ENERGY - 0.56%

Dynegy Inc                              2,900         84,100
                                               -------------

FINANCIAL SERVICES - 20.35%

Bank of America Corp                    1,200         81,624
Bank of New York Co Inc                 2,500        105,050
Charter One Financial Inc                 850         26,537
Citigroup Inc                          12,990        643,265
Comerica Inc                            1,950        122,011
Equity Office Properties Trust            700         20,993
Freddie Mac                             3,770        238,905
Goldman Sachs Group Inc                   960         86,640
GreenPoint Financial Corp               2,300        100,510
Household International Inc             4,100        232,880
MBNA Corp                               6,500        250,705
Merrill Lynch & Co Inc                  3,560        197,153
Standard & Poor's Depositary Receipts   2,050        234,766
U.S. Bancorp                           15,290        345,095
Wells Fargo & Co                        4,300        212,420
Zions Bancorp                           2,540        150,546
                                               -------------
                                                   3,049,100
                                               -------------
HEALTH CARE - 14.26%

Allergan Inc                            2,420        156,453
AmerisourceBergen Corp                  1,990        135,917
Andrx Group *                           2,400         91,056


                                       SHARES          VALUE
                                       ------          -----
Cardinal Health Inc                     2,850       $202,036
HCA Inc                                 5,000        220,400
Johnson & Johnson                       5,550        360,473
Medtronic Inc                           6,360        287,536
Pharmacia Corp                          8,600        387,688
Schering-Plough Corp                    9,450        295,785
                                               -------------
                                                   2,137,344
                                               -------------
INTEGRATED OILS - 5.18%

Exxon Mobil Corp                       14,400        631,152
Globalsantafe Corp                      2,250         73,575
Unocal Corp                             1,850         72,058
                                               -------------
                                                     776,785
                                               -------------
MATERIALS & PROCESSING - 1.94%

Monsanto Co                             4,150        131,099
Smurfit-Stone Container Corp *          5,100         87,414
Weyerhaeuser Co                         1,150         72,289
                                               -------------
                                                     290,802
                                               -------------
PRODUCER DURABLES - 2.95%

Applied Materials Inc *                 2,520        136,760
KLA-Tencor Corp *                       2,490        165,585
Parker-Hannifin Corp                    2,800        139,720
                                               -------------
                                                     442,065
                                               -------------
TECHNOLOGY - 12.95%

Adobe Systems Inc                       1,450         58,420
Cisco Sytems Inc *                     16,650        281,885
Compaq Computer Corp                   18,800        196,460
Computer Associates International Inc   6,650        145,569
Hewlett-Packard Co                     15,950        286,143
Intel Corp                              4,620        140,494
Microsoft Corp *                       11,840        714,070
Sanmina-SCI Corp *                      6,600         77,550
Solectron Corp *                        5,100         39,780
                                               -------------
                                                   1,940,371
                                               -------------

UTILITIES - 7.54%

BellSouth Corp                          3,800        140,068
Comcast Corp 'A' *                      3,600        114,480
Edison International *                  9,500        159,125
PG&E Co *                               8,600        202,616
Reliant Energy Inc                      3,900        100,581
SBC Communications Inc                  8,900        333,216
Sprint Corp-PCS Group *                 7,800         80,262
                                               -------------
                                                   1,130,348
                                               -------------


Total Common Stocks
  (Cost $13,279,156)                              13,576,135
                                               -------------

FOREIGN COMMON STOCKS - 8.14%

BERMUDA - 4.85%

ACE Ltd                                 3,800        158,460
Ingersoll-Rand Co 'A'                   2,740        137,055
Tyco International Ltd                 12,500        404,000
XL Capital Ltd 'A'                        300         28,005
                                               -------------
                                                     727,520
                                               -------------



SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF PUTNAM RESEARCH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----
NETHERLANDS - 1.78%

Royal Dutch Petroleum Co 'NY'           4,900       $266,168
                                               -------------

UNITED KINGDOM - 1.51%

AstraZeneca PLC ADR                     4,560        226,130
                                               -------------

Total Foreign Common Stocks
  (Cost $1,419,356)                                1,219,818
                                               -------------

PURCHASED PUT OPTIONS - 0.00%

Johnson & Johnson (CME)
  Strike @ 60.66 Exp. 04/20/02
  2.5 Contracts                           250             56
                                               -------------

Total Purchased Put Options
  (Cost $158)                                             56
                                               -------------

SHORT-TERM INVESTMENT - 0.12%

CASH EQUIVALENT - 0.12%

BlackRock Provident Institutional
  TempFund                             18,653         18,653
                                               -------------

Total Cash Equivalent                                 18,653
                                               -------------

Total Short-Term Investment
  (Cost $18,653)                                      18,653
                                               -------------


TOTAL INVESTMENTS - 98.84%
  (COST $14,717,323)                              14,814,662



OTHER ASSETS AND
LIABILITIES, NET - 1.16%                             173,479
                                               -------------


NET ASSETS - 100.00%                             $14,988,141
                                               =============


NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $14,725,325
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                       $793,467

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (704,130)
                                               -------------

Net unrealized appreciation                          $89,337
                                               =============




SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
PF SALOMON BROTHERS LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----

CONVERTIBLE PREFERRED STOCK - 0.61%

AUTOS & TRANSPORTATION - 0.61%

Ford Motor Co Capital Trust II          2,200       $123,728
                                               -------------

Total Convertible Preferred Stock
  (Cost $110,000)                                    123,728
                                               -------------

COMMON STOCKS - 80.53%

CONSUMER DISCRETIONARY - 9.67%

Costco Wholesale Corp *                 5,100        203,082
Federated Department Stores Inc *       7,700        314,545
Kimberly-Clark Corp                     5,500        355,575
Liberty Media Corp 'A' *               13,200        166,848
McDonald's Corp                         9,700        269,175
MGM MIRAGE *                            4,500        163,035
RadioShack Corp                         6,700        201,268
The Gap Inc                            18,200        273,728
                                               -------------
                                                   1,947,256
                                               -------------
CONSUMER STAPLES - 5.59%

Pepsi Bottling Group Inc                8,600        222,482
Philip Morris Cos Inc                   6,200        326,554
RJ Reynolds Tobacco Holdings Inc        3,200        207,200
Safeway Inc *                           8,200        369,164
                                               -------------
                                                   1,125,400
                                               -------------

DIVERSIFIED - 0.97%

Honeywell International Inc             5,100        195,177
                                               -------------


ENERGY - 6.72%

Anadarko Petroleum Corp                 1,400         79,016
Burlington Resources Inc                8,100        324,729
El Paso Corp                            7,700        339,031
Transocean Sedco Forex Inc             10,800        358,884
Williams Cos Inc                       10,700        252,092
                                               -------------
                                                   1,353,752
                                               -------------
FINANCIAL SERVICES - 24.58%

American Express Co                     7,800        319,488
American International Group Inc        3,200        230,848
Bank of America Corp                    3,600        244,872
Bank of New York Co Inc                 7,300        306,746
FleetBoston Financial Corp              8,300        290,500
Freddie Mac                             3,700        234,469
Goldman Sachs Group Inc                 3,400        306,850
Household International Inc             5,100        289,680
JP Morgan Chase & Co                    7,000        249,550
MBNA Corp                               7,300        281,561
Merrill Lynch & Co Inc                  6,100        337,818
Morgan Stanley Dean Witter & Co         4,700        269,357
Prudential Financial Inc *              1,500         46,575
U.S. Bancorp                           14,900        336,293
Wachovia Corp                           7,800        289,224
Waddell & Reed Financial Inc           10,100        307,848
Washington Mutual Inc                   9,300        308,109
Wells Fargo & Co                        6,100        301,340
                                               -------------
                                                   4,951,128
                                               -------------


                                       SHARES          VALUE
                                       ------          -----

HEALTH CARE - 5.29%

HCA Inc                                 7,400       $326,192
Merck & Co Inc                          2,300        132,434
Pfizer Inc                              4,100        162,934
Pharmacia Corp                          5,700        256,956
Schering-Plough Corp                    6,000        187,800
                                               -------------
                                                   1,066,316
                                               -------------
INTEGRATED OILS - 3.00%

Amerada Hess Corp                       2,100        166,656
Conoco Inc                              8,800        256,784
Marathon Oil Corp                       6,300        181,440
                                               -------------
                                                     604,880
                                               -------------
MATERIALS & PROCESSING - 3.85%

Alcoa Inc                               8,300        313,242
Dow Chemical Co                         6,500        212,680
International Paper Co                  5,800        249,458
                                               -------------
                                                     775,380
                                               -------------
PRODUCER DURABLES - 1.10%

United Technologies Corp                3,000        222,600
                                               -------------

TECHNOLOGY - 12.69%

3Com Corp *                            18,500        113,035
Computer Associates International Inc   3,500         76,615
Comverse Tecnology Inc *               22,200        281,274
Dell Computer Corp *                    9,200        240,212
General Motors Corp 'H' *              18,100        297,745
Hewlett-Packard Co                     14,200        254,748
IBM Corp                                2,000        208,000
Intel Corp                              2,100         63,861
Jabil Circuit Inc *                     8,500        200,005
Lucent Technologies Inc                33,600        158,928
Motorola Inc                           15,400        218,680
National Semiconductor Corp *           5,300        178,557
Sun Microsystems Inc *                 30,000        264,600
                                               -------------
                                                   2,556,260
                                               -------------
UTILITIES - 7.07%

AT&T Corp                              25,700        403,490
SBC Communications Inc                  7,900        295,776
Sprint Corp-PCS Group *                31,800        327,222
Verizon Communications Inc              8,700        397,155
                                               -------------
                                                   1,423,643
                                               -------------

Total Common Stocks
  (Cost $15,420,852)                              16,221,792
                                               -------------

FOREIGN PREFERRED STOCK - 1.22%

AUSTRALIA - 1.22%

News Corp Ltd ADR                      10,200        244,800
                                               -------------


Total Foreign Preferred Stock
  (Cost $245,736)                                    244,800
                                               -------------


SEE NOTES TO FINANCIAL STATEMENTS             SEE EXPLANATION OF SYMBOLS ON B-30

PACIFIC FUNDS
PF SALOMON BROTHERS LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MARCH 31, 2002
--------------------------------------------------------------------------------

                                       SHARES          VALUE
                                       ------          -----


FOREIGN COMMON STOCKS - 8.70%

BERMUDA - 0.83%

XL Capital Ltd 'A'                      1,800       $168,030
                                               -------------

CANADA - 2.61%

Canadian National Railway Co            3,300        164,868
Manulife Financial Corp                 8,800        241,560
PanCanadian Energy Corp                 4,000        118,960
                                               -------------
                                                     525,388
                                               -------------
FINLAND - 1.23%

Nokia Corp ADR                         11,900        246,806
                                               -------------

FRANCE - 1.29%

TotalFinaElf SA ADR                     3,400        260,440
                                               -------------

NETHERLANDS - 1.03%

Royal Dutch Petroleum Co 'NY'           3,800        206,416
                                               -------------

SWITZERLAND - 1.71%

Novartis AG ADR                         8,700        344,520
                                               -------------

Total Foreign Common Stocks
  (Cost $1,623,245)                                1,751,600
                                               -------------

SHORT-TERM INVESTMENTS - 4.56%

CASH EQUIVALENT - 4.56%

BlackRock Provident Institutional
  TempFund                            918,582        918,582
                                               -------------

Total Cash Equivalent                                918,582
                                               -------------

Total Short-Term Investments
  (Cost $918,582)                                    918,582
                                               -------------


TOTAL INVESTMENTS - 95.62%
  (COST $18,318,415)                              19,260,502


OTHER ASSETS AND
LIABILITIES, NET - 4.38%                             882,039
                                               -------------


NET ASSETS - 100.00%                             $20,142,541
                                               =============



NOTES TO SCHEDULE OF INVESTMENTS

(a) At March 31, 2002, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $18,454,603
                                               =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                     $1,334,531

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                       (528,632)
                                               -------------

Net unrealized appreciation                         $805,899
                                               =============


--------------------------------------------------------------------------------

               EXPLANATION OF SYMBOLS FOR SCHEDULES OF INVESTMENTS

  ~ Securities purchased in private placement transaction; resale to the public may require registration.

  #  Security purchased on a when-issued or delayed delivery basis.

  *  Non-income producing securities.

  ** Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of March 31, 2002.

  " Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

  ++ Variable rate securities. The rate listed is as of March 31, 2002.

--------------------------------------------------------------------------------


SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002


                                                                          PF AIM
                                                        PF AIM          AGGRESSIVE       PF INVESCO        PF INVESCO
                                                      BLUE CHIP           GROWTH      HEALTH SCIENCES      TECHNOLOGY
                                                         FUND              FUND             FUND              FUND
                                                     --------------------------------------------------------------------
ASSETS
Investments, at cost .............................   $10,320,194       $6,378,363        $7,759,473        $6,387,629
                                                     --------------------------------------------------------------------
Investments, at value ............................   $10,884,149       $7,484,873        $7,968,441        $7,775,928
Cash .............................................           920              211                --                --
Receivables:
  Dividends and interest .........................         6,082            1,149             3,250             1,827
  Fund shares sold ...............................            51            1,628               500               200
  Securities sold ................................        28,134          153,475            20,945           197,385
Due from adviser, net ............................       178,322          154,865            97,140           101,400
Variation margin .................................         1,275               --                --                --
Prepaid expenses and other assets ................        20,457           15,809             8,057             8,057
                                                     --------------------------------------------------------------------
Total Assets .....................................    11,119,390        7,812,010         8,098,333         8,084,797
                                                     --------------------------------------------------------------------
LIABILITIES
Payables:
  Fund shares redeemed ...........................            --           10,386            18,750                --
  Securities purchased ...........................            --           67,283           117,151           164,816
  Accrued advisory fees ..........................         8,819            6,388             7,462             7,312
  Accrued administration fees ....................         3,249            2,235             2,374             2,326
  Accrued trustees fees ..........................         2,998            2,427             1,475             2,111
  Accrued deferred trustee compensation ..........         1,041              889               636               636
  Accrued distribution and service (12b-1) fees ..         4,710            3,209             3,422             3,348
  Accrued other ..................................        34,044           28,629            20,170            18,139
Outstanding options written, at value ............            --               --                --            25,000
                                                     --------------------------------------------------------------------
Total Liabilities ................................        54,861          121,446           171,440           223,688
                                                     --------------------------------------------------------------------
NET ASSETS .......................................   $11,064,529       $7,690,564        $7,926,893        $7,861,109
                                                     ====================================================================



                                                         PF JANUS                            PF LAZARD
                                                         STRATEGIC          PF JANUS       INTERNATIONAL
                                                           VALUE            GROWTH LT          VALUE
                                                            FUND              FUND             FUND
                                                     ---------------------------------------------------
ASSETS
Investments, at cost .............................       $8,194,394        $9,438,773       $7,218,767
                                                     ---------------------------------------------------
Investments, at value ............................       $9,218,647        $9,777,133       $7,821,094
Cash .............................................               --                --               --
Receivables:
  Dividends and interest .........................            3,740            12,853           26,578
  Fund shares sold ...............................               --               999               --
  Securities sold ................................               --            41,326               --
Due from adviser, net ............................          155,711           188,067          168,746
Variation margin .................................               --                --               --
Prepaid expenses and other assets ................           18,909            20,457           18,907
                                                     ---------------------------------------------------
Total Assets .....................................        9,397,007        10,040,835        8,035,325
                                                     ---------------------------------------------------
LIABILITIES
Payables:
  Fund shares redeemed ...........................               --                --               --
  Securities purchased ...........................          225,179            29,447               --
  Accrued advisory fees ..........................            7,275             6,303            5,632
  Accrued administration fees ....................            2,680             2,941            2,319
  Accrued trustees fees ..........................            2,808             2,998            2,808
  Accrued deferred trustee compensation ..........              990             1,041              990
  Accrued distribution and service (12b-1) fees ..            3,881             4,254            3,365
  Accrued other ..................................           25,678            33,689           33,867
Outstanding options written, at value ............               --                --               --
                                                     ---------------------------------------------------
Total Liabilities ................................          268,491            80,673           48,981
                                                     ---------------------------------------------------
NET ASSETS .......................................       $9,128,516        $9,960,162       $7,986,344
                                                     ===================================================

SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
MARCH 31, 2002

                                                                          PF AIM
                                                        PF AIM          AGGRESSIVE       PF INVESCO        PF INVESCO
                                                      BLUE CHIP           GROWTH      HEALTH SCIENCES      TECHNOLOGY
                                                         FUND              FUND             FUND              FUND
                                                     ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital ..................................   $10,548,131       $6,737,104        $8,108,282        $6,652,754
Accumulated undistributed net investment income (loss)    (1,041)            (889)           (2,385)          (28,189)
Accumulated undistributed net realized gain (loss)       (41,513)        (152,161)         (387,972)         (160,139)
Net unrealized appreciation on investments and
  assets and liabilities in foreign currencies ...       558,952        1,106,510           208,968         1,396,683
                                                     ---------------------------------------------------------------------
NET ASSETS .......................................   $11,064,529       $7,690,564        $7,926,893        $7,861,109
                                                     =====================================================================

CLASS A SHARES:
  Net Assets .....................................   $10,866,837       $7,653,705        $7,853,561        $7,800,752
  Shares of beneficial interest outstanding ......       991,619          658,211           794,141           625,516
  NET ASSET VALUE* ...............................        $10.96           $11.63             $9.89            $12.47
  Sales Charge - 5.50% of offering price .........          0.64             0.68              0.58              0.73
                                                     ---------------------------------------------------------------------
  Maximum offering price per share ...............        $11.60           $12.31            $10.47            $13.20
                                                     =====================================================================
CLASS B SHARES:
  Net Assets .....................................       $43,437          $11,686           $36,682           $47,421
  Shares of beneficial interest outstanding ......         3,971            1,006             3,721             3,812
  NET ASSET VALUE and offering price per share* ..        $10.94           $11.61             $9.86            $12.44
                                                     =====================================================================
CLASS C SHARES:
  Net Assets .....................................      $154,255          $25,173           $36,650           $12,936
  Shares of beneficial interest outstanding ......        14,112            2,168             3,715             1,040
  NET ASSET VALUE* ...............................        $10.93           $11.61             $9.86            $12.44
  Sales Charge - 1.00% of offering price .........          0.11             0.12              0.10              0.13
                                                     ---------------------------------------------------------------------
  Maximum offering price per share ...............        $11.04           $11.73             $9.96            $12.57
                                                     =====================================================================


                                                      PF JANUS                            PF LAZARD
                                                      STRATEGIC          PF JANUS       INTERNATIONAL
                                                        VALUE            GROWTH LT          VALUE
                                                         FUND              FUND             FUND
                                                     ------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital ..................................    $8,094,751        $9,852,336       $7,328,147
Accumulated undistributed net investment income (loss)      (990)           (1,041)           7,714
Accumulated undistributed net realized gain (loss)        10,502          (229,493)          48,225
Net unrealized appreciation on investments and
  assets and liabilities in foreign currencies ...     1,024,253           338,360          602,258
                                                     ------------------------------------------------
NET ASSETS .......................................    $9,128,516        $9,960,162       $7,986,344
                                                     ================================================

CLASS A SHARES:
  Net Assets .....................................    $9,002,211        $9,819,419       $7,817,483
  Shares of beneficial interest outstanding ......       786,021           951,073          704,668
  NET ASSET VALUE* ...............................        $11.45            $10.32           $11.09
  Sales Charge - 5.50% of offering price .........          0.67              0.60             0.65
                                                     ------------------------------------------------
  Maximum offering price per share ...............        $12.12            $10.92           $11.74
                                                     ================================================
CLASS B SHARES:
  Net Assets .....................................      $105,209           $57,178          $25,781
  Shares of beneficial interest outstanding ......         9,208             5,550            2,327
  NET ASSET VALUE and offering price per share* ..        $11.43            $10.30           $11.08
                                                     ================================================
CLASS C SHARES:
  Net Assets .....................................       $21,096           $83,565         $143,080
  Shares of beneficial interest outstanding ......         1,846             8,107           12,922
  NET ASSET VALUE* ...............................        $11.43            $10.31           $11.07
  Sales Charge - 1.00% of offering price .........          0.12              0.10             0.11
                                                     ------------------------------------------------
  Maximum offering price per share ...............        $11.55            $10.41           $11.18
                                                     ================================================

* REDEMPTION PRICE PER SHARE IS EQUAL TO THE NET ASSET VALUE PER SHARE LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
MARCH 31, 2002

                                                        PF MFS                            PF PIMCO         PF PACIFIC
                                                       MID-CAP            PF MFS           MANAGED         LIFE MONEY
                                                        GROWTH         GLOBAL GROWTH        BOND             MARKET
                                                         FUND              FUND             FUND              FUND
                                                     ---------------------------------------------------------------------
ASSETS
Investments, at cost ..............................  $11,891,945       $6,110,769       $48,315,006       $27,168,975
                                                     ---------------------------------------------------------------------
Investments, at value .............................  $11,662,420       $6,566,705       $48,011,781       $27,168,975
Cash ..............................................           --               --                --                --
Receivables:
  Dividends and interest ..........................        2,078           18,754           163,411               259
  Fund shares sold ................................        1,996               --            30,152                --
  Securities sold .................................       36,947          273,732                --                --
  Other ...........................................           --               --            20,900                --
Due from adviser, net .............................      153,320          225,637           132,799           106,705
Forward foreign currency contracts appreciation ...           --               15                --                --
Interest rate swap appreciation ...................           --               --             8,132                --
Prepaid expenses and other assets .................       17,360            9,237            13,760            14,195
                                                     ---------------------------------------------------------------------
Total Assets ......................................   11,874,121        7,094,080        48,380,935        27,290,134
                                                     ---------------------------------------------------------------------
LIABILITIES
Payables:
  Fund shares redeemed ............................        1,128               --                --             2,000
  Securities purchased ............................      245,330          186,048        14,645,313                --
  Distributions ...................................           --               --            10,877               633
  Accrued advisory fees ...........................        8,721            6,336            17,350             9,308
  Accrued administration fees .....................        3,391            2,016            10,121             8,145
  Accrued trustees fees ...........................        2,617            1,523             2,854             2,617
  Accrued deferred trustee compensation ...........          940              600             1,345             1,135
  Accrued distribution and service (12b-1) fees ...        4,908            2,894            14,652            11,700
  Accrued other ...................................       25,679           52,976            45,020            35,847
Outstanding options written, at value .............           --               --            22,500                --
Variation margin ..................................           --               --            12,544                --
                                                     ---------------------------------------------------------------------
Total Liabilities .................................      292,714          252,393        14,782,576            71,385
                                                     ---------------------------------------------------------------------
NET ASSETS ........................................  $11,581,407       $6,841,687       $33,598,359       $27,218,749
                                                     =====================================================================



                                                                                          PF SALOMON
                                                        PF PUTNAM         PF PUTNAM        BROTHERS
                                                      EQUITY INCOME       RESEARCH      LARGE-CAP VALUE
                                                          FUND              FUND             FUND
                                                     --------------------------------------------------
ASSETS
Investments, at cost ..............................   $10,345,516       $14,717,323      $18,318,415
                                                     --------------------------------------------------
Investments, at value .............................   $10,830,092       $14,814,662      $19,260,502
Cash ..............................................            --                --        1,178,014
Receivables:
  Dividends and interest ..........................        20,368            21,470           39,585
  Fund shares sold ................................            21                --            2,054
  Securities sold .................................       166,212           460,703          874,445
  Other ...........................................            --                --               --
Due from adviser, net .............................        76,881            94,431          156,227
Forward foreign currency contracts appreciation ...            --                --               --
Interest rate swap appreciation ...................            --                --               --
Prepaid expenses and other assets .................        27,439            29,087           16,551
                                                     --------------------------------------------------
Total Assets ......................................    11,121,013        15,420,353       21,527,378
                                                     --------------------------------------------------
LIABILITIES
Payables:
  Fund shares redeemed ............................            --                --           11,805
  Securities purchased ............................       123,122           342,455        1,300,326
  Distributions ...................................            --                --               --
  Accrued advisory fees ...........................         8,727            12,672           14,353
  Accrued administration fees .....................         3,215             4,435            5,910
  Accrued trustees fees ...........................         1,711             2,282            2,712
  Accrued deferred trustee compensation ...........         1,042             1,389            1,063
  Accrued distribution and service (12b-1) fees ...         4,611             6,344            8,589
  Accrued other ...................................        47,475            62,635           40,079
Outstanding options written, at value .............            --                --               --
Variation margin ..................................            --                --               --
                                                     --------------------------------------------------
Total Liabilities .................................       189,903           432,212        1,384,837
                                                     --------------------------------------------------
NET ASSETS ........................................   $10,931,110       $14,988,141      $20,142,541
                                                     ==================================================

SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
MARCH 31, 2002

                                                        PF MFS                            PF PIMCO         PF PACIFIC
                                                       MID-CAP            PF MFS           MANAGED         LIFE MONEY
                                                        GROWTH         GLOBAL GROWTH        BOND             MARKET
                                                         FUND              FUND             FUND              FUND
                                                     ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital ...................................  $11,006,157       $6,278,462       $34,472,492       $27,173,327
Accumulated undistributed net investment income (loss)      (940)            (637)            7,984            45,422
Accumulated undistributed net realized gain (loss)       805,715          107,693          (485,855)               --
Net unrealized appreciation (depreciation) on investments
  and assets and liabilities in foreign currencies      (229,525)         456,169          (396,262)               --
                                                     ---------------------------------------------------------------------
NET ASSETS ........................................  $11,581,407       $6,841,687       $33,598,359       $27,218,749
                                                     =====================================================================

CLASS A SHARES:
  Net Assets ......................................  $11,383,070       $6,808,178       $33,054,900       $27,056,229
  Shares of beneficial interest outstanding .......    1,018,038          617,508         3,357,105        27,053,979
  NET ASSET VALUE* ................................       $11.18           $11.03             $9.85             $1.00
  Sales Charge - 5.50% of offering price ..........         0.65             0.64              0.57               N/A
                                                     ---------------------------------------------------------------------
  Maximum offering price per share ................       $11.83           $11.67            $10.42               N/A
                                                     =====================================================================
CLASS B SHARES:
  Net Assets ......................................      $82,427          $22,486          $173,076           $87,858
  Shares of beneficial interest outstanding .......        7,378            2,043            17,592            87,858
  NET ASSET VALUE and offering price per share* ...       $11.17           $11.01             $9.84             $1.00
                                                     =====================================================================
CLASS C SHARES:
  Net Assets ......................................     $115,910          $11,023          $370,383           $74,662
  Shares of beneficial interest outstanding .......       10,382            1,001            37,632            74,661
  NET ASSET VALUE* ................................       $11.16           $11.01             $9.84             $1.00
  Sales Charge - 1.00% of offering price ..........         0.11             0.11              0.10               N/A
                                                     ---------------------------------------------------------------------
  Maximum offering price per share ................       $11.27           $11.12             $9.94               N/A
                                                     =====================================================================



                                                                                             PF SALOMON
                                                           PF PUTNAM         PF PUTNAM        BROTHERS
                                                         EQUITY INCOME       RESEARCH      LARGE-CAP VALUE
                                                             FUND              FUND             FUND
                                                     -----------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital ...................................      $10,419,471       $14,988,013      $19,235,250
Accumulated undistributed net investment income (loss)        51,609            30,076           (1,063)
Accumulated undistributed net realized gain (loss)           (24,546)         (127,287)         (33,733)
Net unrealized appreciation (depreciation) on investments
  and assets and liabilities in foreign currencies           484,576            97,339          942,087
                                                     -----------------------------------------------------
NET ASSETS ........................................      $10,931,110       $14,988,141      $20,142,541
                                                     =====================================================

CLASS A SHARES:
  Net Assets ......................................      $10,877,490       $14,968,213      $19,748,470
  Shares of beneficial interest outstanding .......        1,041,437         1,501,874        1,807,799
  NET ASSET VALUE* ................................           $10.45             $9.97           $10.92
  Sales Charge - 5.50% of offering price ..........             0.61              0.58             0.64
                                                     -----------------------------------------------------
  Maximum offering price per share ................           $11.06            $10.55           $11.56
                                                     =====================================================
CLASS B SHARES:
  Net Assets ......................................          $13,093            $9,964         $150,989
  Shares of beneficial interest outstanding .......            1,255             1,001           13,840
  NET ASSET VALUE and offering price per share* ...           $10.43             $9.95           $10.91
                                                     =====================================================
CLASS C SHARES:
  Net Assets ......................................          $40,527            $9,964         $243,082
  Shares of beneficial interest outstanding .......            3,885             1,001           22,297
  NET ASSET VALUE* ................................           $10.43             $9.95           $10.90
  Sales Charge - 1.00% of offering price ..........             0.11              0.10             0.11
                                                     -----------------------------------------------------
  Maximum offering price per share ................           $10.54            $10.05           $11.01
                                                     =====================================================

* REDEMPTION PRICE PER SHARE IS EQUAL TO THE NET ASSET VALUE PER SHARE LESS ANY APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2002

                                                                          PF AIM
                                                        PF AIM          AGGRESSIVE       PF INVESCO        PF INVESCO
                                                      BLUE CHIP           GROWTH      HEALTH SCIENCES      TECHNOLOGY
                                                       FUND (1)          FUND (1)         FUND (1)          FUND (1)
                                                      --------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2) ........    $39,919           $5,358           $19,608            $3,238
Interest ............................................      6,196            4,115             3,002             5,540
                                                      --------------------------------------------------------------------
Total Investment Income .............................     46,115            9,473            22,610             8,778
                                                      --------------------------------------------------------------------
EXPENSES
Advisory fees .......................................     44,554           33,742            40,455            42,261
Administration fees .................................     16,415           11,810            12,872            13,447
Custodian fees and expenses .........................     21,887           22,333             6,521            11,334
Shareholder reports .................................      6,135            6,134             6,135             6,135
Distribution and service (12b-1)  fees
  Class A ...........................................     23,253           16,795            18,256            19,097
  Class B ...........................................        128               58               137               161
  Class C ...........................................        265               95               127                64
Transfer agency out-of-pocket expenses ..............     37,764           28,624            13,889            13,788
Registration fees ...................................     38,268           37,537            38,341            37,541
Legal and audit fees ................................     13,919           11,870             8,458             8,458
Trustees' fees and expenses .........................      6,154            4,997             3,066             3,066
Organization expenses ...............................     35,408           26,556            11,802            11,802
Offering expenses ...................................     18,529           13,898             6,177             6,177
Miscellaneous .......................................     18,310           16,353            10,992            11,506
                                                      --------------------------------------------------------------------
Total Expenses ......................................    280,989          230,802           177,228           184,837
Adviser Expense Reimbursement .......................   (191,685)        (164,928)         (101,705)         (105,965)
                                                      --------------------------------------------------------------------
Net Expenses ........................................     89,304           65,874            75,523            78,872
                                                      --------------------------------------------------------------------
NET INVESTMENT LOSS .................................    (43,189)         (56,401)          (52,913)          (70,094)
                                                      --------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions .    (42,048)        (115,648)         (378,367)         (173,956)
Net realized gain from futures contracts and
  written option transactions .......................     10,937               --                --            15,140
Net realized gain (loss) on foreign currencies ......         --               --            (1,837)               --
                                                      --------------------------------------------------------------------
Net Realized Gain (Loss) on Investments
  and Foreign Currency Transactions .................    (31,111)        (115,648)         (380,204)         (158,816)
                                                      --------------------------------------------------------------------
Net unrealized appreciation on investments ..........    563,955        1,106,510           208,968         1,388,299
Net unrealized appreciation (depreciation) on
  futures contracts and written options .............     (5,003)              --                --             8,384
Net unrealized appreciation (depreciation)
  on foreign currencies .............................         --               --                --                --
                                                      --------------------------------------------------------------------
Net Unrealized Gain on Investments
  and Foreign Currency Transactions .................    558,952        1,106,510           208,968         1,396,683
                                                      --------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS .....................    527,841          990,862          (171,236)        1,237,867
                                                      --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................   $484,652         $934,461         ($224,149)       $1,167,773
                                                      ====================================================================


                                                        PF JANUS                            PF LAZARD
                                                        STRATEGIC          PF JANUS       INTERNATIONAL
                                                          VALUE            GROWTH LT          VALUE
                                                         FUND (1)          FUND (1)         FUND (1)
                                                      -------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2) ........      $22,697           $33,420          $42,334
Interest ............................................       18,061             6,973            7,440
                                                      -------------------------------------------------
Total Investment Income .............................       40,758            40,393           49,774
                                                      -------------------------------------------------
EXPENSES
Advisory fees .......................................       36,638            32,947           29,178
Administration fees .................................       13,498            15,375           12,015
Custodian fees and expenses .........................        7,333            31,667           18,763
Shareholder reports .................................        6,134             6,135            6,134
Distribution and service (12b-1)  fees
  Class A ...........................................       19,149            21,806           17,048
  Class B ...........................................          186               135               79
  Class C ...........................................           83               183              153
Transfer agency out-of-pocket expenses ..............       34,818            37,664           34,617
Registration fees ...................................       37,524            37,708           37,524
Legal and audit fees ................................       13,554            14,236           13,236
Trustees' fees and expenses .........................        5,768             6,154            5,768
Organization expenses ...............................       32,457            35,408           32,457
Offering expenses ...................................       16,986            18,529           16,986
Miscellaneous .......................................       17,252            18,322           18,955
                                                      -------------------------------------------------
Total Expenses ......................................      241,380           276,269          242,913
Adviser Expense Reimbursement .......................     (167,973)         (201,429)        (181,009)
                                                      -------------------------------------------------
Net Expenses ........................................       73,407            74,840           61,904
                                                      -------------------------------------------------
NET INVESTMENT LOSS .................................      (32,649)          (34,447)         (12,130)
                                                      -------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions .       33,226          (229,493)          48,225
Net realized gain from futures contracts and
  written option transactions .......................           --                --               --
Net realized gain (loss) on foreign currencies ......           13                --             (429)
                                                      -------------------------------------------------
Net Realized Gain (Loss) on Investments
  and Foreign Currency Transactions .................       33,239          (229,493)          47,796
                                                      -------------------------------------------------
Net unrealized appreciation on investments ..........    1,024,251           338,361          602,327
Net unrealized appreciation (depreciation) on
  futures contracts and written options .............           --                --               --
Net unrealized appreciation (depreciation)
  on foreign currencies .............................            2                (1)             (69)
                                                      -------------------------------------------------
Net Unrealized Gain on Investments
  and Foreign Currency Transactions .................    1,024,253           338,360          602,258
                                                      -------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS .....................    1,057,492           108,867          650,054
                                                      -------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................   $1,024,843           $74,420         $637,924
                                                      =================================================

(1) COMMENCED ON SEPTEMBER 28, 2001.
(2) NET OF $215, $15, $334, $201, $206, $1,235, AND $5,334 FOREIGN WITHHOLDING
    TAXES, RESPECTIVELY.
SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED MARCH 31, 2002

                                                        PF MFS                            PF PIMCO         PF PACIFIC
                                                       MID-CAP            PF MFS           MANAGED         LIFE MONEY
                                                        GROWTH         GLOBAL GROWTH        BOND             MARKET
                                                       FUND (1)          FUND (1)         FUND (1)          FUND (1)
                                                       -------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld (3) ........     $8,374          $29,654               $--               $--
Interest ............................................     10,816            6,008           382,923           215,625
                                                       -------------------------------------------------------------------
Total Investment Income .............................     19,190           35,662           382,923           215,625
                                                       -------------------------------------------------------------------
EXPENSES
Advisory fees .......................................     42,519           34,684            84,787            44,913
Administration fees .................................     16,535           11,036            49,459            39,299
Custodian fees and expenses .........................     12,859          122,734             4,666             4,667
Shareholder reports .................................      6,134            4,908            14,723            11,042
Distribution and service (12b-1)  fees
  Class A ...........................................     23,469           15,702            70,129            55,958
  Class B ...........................................        129               74               274               174
  Class C ...........................................        177               54               780               190
Transfer agency out-of-pocket expenses ..............     31,770           16,435            23,083            24,629
Registration fees ...................................     37,941           37,542            40,251            39,309
Legal and audit fees ................................     12,554            7,995            17,839            15,087
Trustees' fees and expenses .........................      5,382            3,148             5,969             5,442
Organization expenses ...............................     29,506           14,753            17,704            20,654
Offering expenses ...................................     15,441            7,720             9,266            10,809
Miscellaneous .......................................     17,621           19,187            20,428            19,293
                                                       -------------------------------------------------------------------
Total Expenses ......................................    252,037          295,972           359,358           291,466
Adviser Expense Reimbursement .......................   (164,483)        (231,269)         (139,799)         (139,704)
                                                       -------------------------------------------------------------------
Net Expenses ........................................     87,554           64,703           219,559           151,762
                                                       -------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ........................    (68,364)         (29,041)          163,364            63,863
                                                       -------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions .    979,520          127,913          (463,289)            2,251
Net realized gain from futures contracts ............         --               --             3,762                --
Net realized loss on foreign currencies .............         --           (1,300)               --                --
                                                       -------------------------------------------------------------------
Net Realized Gain (Loss) on Investments
  and Foreign Currency Transactions .................    979,520          126,613          (459,527)            2,251
                                                       -------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  investments .......................................   (229,525)         455,936          (295,093)               --
Net unrealized depreciation on futures contracts
  and written options ...............................         --               --          (101,169)               --
Net unrealized appreciation on foreign currencies ...         --              233                                  --
                                                       -------------------------------------------------------------------
Net Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions .................   (229,525)         456,169          (396,262)               --
                                                       -------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS .....................    749,995          582,782          (855,789)            2,251
                                                       -------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................   $681,631         $553,741         ($692,425)          $66,114
                                                       -------------------------------------------------------------------


                                                                                               PF SALOMON
                                                            PF PUTNAM         PF PUTNAM        BROTHERS
                                                          EQUITY INCOME       RESEARCH      LARGE-CAP VALUE
                                                            FUND (2)          FUND (2)         FUND (1)
                                                       ----------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign taxes withheld (3) ........         $50,094           $46,114         $118,064
Interest ............................................           2,837             2,604           11,176
                                                       ----------------------------------------------------
Total Investment Income .............................          52,931            48,718          129,240
                                                       ----------------------------------------------------
EXPENSES
Advisory fees .......................................          23,897            35,915           66,264
Administration fees .................................           8,804            12,570           27,285
Custodian fees and expenses .........................           7,692            11,913           18,736
Shareholder reports .................................          14,723            19,631            8,588
Distribution and service (12b-1)  fees
  Class A ...........................................          12,542            17,933           38,604
  Class B ...........................................              28                24              299
  Class C ...........................................              43                24              452
Transfer agency out-of-pocket expenses ..............           4,572             6,062           29,824
Registration fees ...................................          34,268            34,268           37,958
Legal and audit fees ................................          15,419            20,166           14,161
Trustees' fees and expenses .........................           3,653             4,871            5,605
Organization expenses ...............................              --                --           26,555
Offering expenses ...................................           7,500             7,500           13,898
Miscellaneous .......................................          17,068            19,245           18,828
                                                       ----------------------------------------------------
Total Expenses ......................................         150,209           190,122          307,057
Adviser Expense Reimbursement .......................        (102,380)         (120,064)        (166,357)
                                                       ----------------------------------------------------
Net Expenses ........................................          47,829            70,058          140,700
                                                       ----------------------------------------------------
NET INVESTMENT INCOME (LOSS) ........................           5,102           (21,340)         (11,460)
                                                       ----------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from security transactions .         (24,546)         (127,287)         (19,381)
Net realized gain from futures contracts ............              --                --               --
Net realized loss on foreign currencies .............              --                --               --
                                                       ----------------------------------------------------
Net Realized Gain (Loss) on Investments
  and Foreign Currency Transactions .................         (24,546)         (127,287)         (19,381)
                                                       ----------------------------------------------------
Net unrealized appreciation (depreciation) on
  investments .......................................         484,576            97,339          942,087
Net unrealized depreciation on futures contracts
  and written options ...............................              --                --               --
Net unrealized appreciation on foreign currencies ...              --                --               --
                                                       ----------------------------------------------------
Net Unrealized Gain (Loss) on Investments
  and Foreign Currency Transactions .................         484,576            97,339          942,087
                                                       ----------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS .....................         460,030           (29,948)         922,706
                                                       ----------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................        $465,132          ($51,288)        $911,246
                                                       ====================================================

(1) COMMENCED ON SEPTEMBER 28, 2001.
(2) COMMENCED ON DECEMBER 31, 2001.
(3) NET OF $0, $2,288, $0, $0, $52, $238, AND $1,667 FOREIGN WITHHOLDING TAXES,
    RESPECTIVELY.
SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MARCH 31, 2002

                                                                          PF AIM
                                                        PF AIM          AGGRESSIVE       PF INVESCO        PF INVESCO
                                                      BLUE CHIP           GROWTH      HEALTH SCIENCES      TECHNOLOGY
                                                       FUND (1)          FUND (1)         FUND (1)          FUND (1)
                                                      ---------------------------------------------------------------------
OPERATIONS
Net investment loss ................................    ($43,189)        ($56,401)         ($52,913)         ($70,094)
Net realized gain (loss) on investments
  and foreign currency transactions ................     (31,111)        (115,648)         (380,204)         (158,816)
Net unrealized gain on investments
  and foreign currency transactions ................     558,952        1,106,510           208,968         1,396,683
                                                      ---------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations ........................     484,652          934,461          (224,149)        1,167,773
                                                      ---------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
  Class A ..........................................     (28,717)         (12,159)               --                --
  Class B ..........................................         (40)              (4)               --                --
  Class C ..........................................        (112)             (19)               --                --
Net realized gains
  Class A ..........................................      (9,307)         (32,769)               --                --
  Class B ..........................................         (19)             (66)               --                --
  Class C ..........................................         (19)             (66)               --                --
Return of Capital
  Class A ..........................................          --               --            (9,567)               --
  Class B ..........................................          --               --               (19)               --
  Class C ..........................................          --               --               (19)               --
                                                      ---------------------------------------------------------------------
Net Decrease in Net Assets Resulting from
  Distributions to Shareholders ....................     (38,214)         (45,083)           (9,605)               --
                                                      ---------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
  Class A ..........................................  10,899,593        6,969,193         8,317,467         6,962,964
  Class B ..........................................      43,334           19,579           152,313            50,000
  Class C ..........................................     164,424           22,878            40,690            10,502
Dividends reinvestments
  Class A ..........................................      38,024           44,899             9,567                --
  Class B ..........................................          59               70                19                --
  Class C ..........................................         131               85                19                --
Cost of shares repurchased
  Class A ..........................................    (516,404)        (245,825)         (243,096)         (330,130)
  Class B ..........................................        (888)          (9,693)         (114,165)               --
  Class C ..........................................     (10,182)              --            (2,167)               --
                                                      ---------------------------------------------------------------------
Net Increase in Net Assets
  Derived from Capital Share Transactions ..........  10,618,091        6,801,186         8,160,647         6,693,336
                                                      ---------------------------------------------------------------------
NET INCREASE IN NET ASSETS .........................  11,064,529        7,690,564         7,926,893         7,861,109
                                                      ---------------------------------------------------------------------
NET ASSETS
Beginning of Period ................................          --               --                --                --
                                                      ---------------------------------------------------------------------
End of Period ...................................... $11,064,529       $7,690,564        $7,926,893        $7,861,109
                                                      =====================================================================
Undistributed net investment income (loss) at
  end of period ....................................     ($1,041)           ($889)          ($2,385)         ($28,189)
                                                      ---------------------------------------------------------------------



                                                           PF JANUS                            PF LAZARD
                                                           STRATEGIC          PF JANUS       INTERNATIONAL
                                                             VALUE            GROWTH LT          VALUE
                                                            FUND (1)          FUND (1)         FUND (1)
                                                      ----------------------------------------------------
OPERATIONS
Net investment loss ................................         ($32,649)         ($34,447)        ($12,130)
Net realized gain (loss) on investments
  and foreign currency transactions ................           33,239          (229,493)          47,796
Net unrealized gain on investments
  and foreign currency transactions ................        1,024,253           338,360          602,258
                                                      ----------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations ........................        1,024,843            74,420          637,924
                                                      ----------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
  Class A ..........................................          (32,036)          (28,272)         (20,005)
  Class B ..........................................              (80)              (62)             (15)
  Class C ..........................................              (64)              (79)             (29)
Net realized gains
  Class A ..........................................               --                --               --
  Class B ..........................................               --                --               --
  Class C ..........................................               --                --               --
Return of Capital
  Class A ..........................................               --                --               --
  Class B ..........................................               --                --               --
  Class C ..........................................               --                --               --
                                                      ----------------------------------------------------
Net Decrease in Net Assets Resulting from
  Distributions to Shareholders ....................          (32,180)          (28,413)         (20,049)
                                                      ----------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
  Class A ..........................................        8,326,013        10,018,920        7,395,576
  Class B ..........................................           96,658            57,376           24,469
  Class C ..........................................           18,908            88,070          150,940
Dividends reinvestments
  Class A ..........................................           31,796            27,060           19,760
  Class B ..........................................               62                62               15
  Class C ..........................................               64                78               29
Cost of shares repurchased
  Class A ..........................................         (337,648)         (273,854)        (210,093)
  Class B ..........................................               --               (13)            (309)
  Class C ..........................................               --            (3,544)         (11,918)
                                                      ----------------------------------------------------
Net Increase in Net Assets
  Derived from Capital Share Transactions ..........        8,135,853         9,914,155        7,368,469
                                                      ----------------------------------------------------
NET INCREASE IN NET ASSETS .........................        9,128,516         9,960,162        7,986,344
                                                      ----------------------------------------------------
NET ASSETS
Beginning of Period ................................               --                --               --
                                                      ----------------------------------------------------
End of Period ......................................       $9,128,516        $9,960,162       $7,986,344
                                                      ====================================================
Undistributed net investment income (loss) at
  end of period ....................................            ($990)          ($1,041)          $7,714
                                                      ----------------------------------------------------

(1) COMMENCED ON SEPTEMBER 28, 2001.
SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIOD ENDED MARCH 31, 2002

                                                        PF MFS                            PF PIMCO         PF PACIFIC
                                                       MID-CAP            PF MFS           MANAGED         LIFE MONEY
                                                        GROWTH         GLOBAL GROWTH        BOND             MARKET
                                                       FUND (1)          FUND (1)         FUND (1)          FUND (1)
                                                      -----------------------------------------------------------------
OPERATIONS
Net investment income (loss) ......................     ($68,364)        ($29,041)         $163,364           $63,863
Net realized gain (loss) on investments
  and foreign currency transactions ...............      979,520          126,613          (459,527)            2,251
Net unrealized gain (loss) on investments
  and foreign currency transactions ...............     (229,525)         456,169          (396,262)               --
                                                      -----------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations .......................      681,631          553,741          (692,425)           66,114
                                                      -----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
  Class A .........................................      (18,870)          (6,200)         (198,884)          (63,834)
  Class B .........................................           (4)              --              (377)              (10)
  Class C .........................................          (41)              --              (963)              (19)
Net realized gains
  Class A .........................................      (85,907)          (6,537)          (26,223)               --
  Class B .........................................         (173)             (13)              (53)               --
  Class C .........................................         (173)             (13)              (53)               --
                                                      -----------------------------------------------------------------
Net Decrease in Net Assets Resulting from
  Distributions to Shareholders ...................     (105,168)         (12,763)         (226,553)          (63,863)
                                                      -----------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
  Class A .........................................   11,535,542        6,275,672        38,543,576        38,214,595
  Class B .........................................       81,551           21,097           177,468           125,511
  Class C .........................................      123,241           10,000           392,197           487,642
Dividends reinvestments
  Class A .........................................      104,380           12,201           179,170            60,436
  Class B .........................................          177               13               408                10
  Class C .........................................          214               13               783                12
Cost of shares repurchased
  Class A .........................................     (832,471)         (18,287)       (4,756,476)      (11,221,052)
  Class B .........................................           --               --            (2,287)          (37,663)
  Class C .........................................       (7,690)              --           (17,502)         (412,993)
                                                      -----------------------------------------------------------------
Net Increase in Net Assets
  Derived from Capital Share Transactions .........   11,004,944        6,300,709        34,517,337        27,216,498
                                                      -----------------------------------------------------------------
NET INCREASE IN NET ASSETS ........................   11,581,407        6,841,687        33,598,359        27,218,749
                                                      -----------------------------------------------------------------

NET ASSETS
Beginning of Period ...............................           --               --                --                --
                                                      -----------------------------------------------------------------
End of Period .....................................  $11,581,407       $6,841,687       $33,598,359       $27,218,749
                                                      -----------------------------------------------------------------
Undistributed net investment income (loss) at
  end of period ...................................        ($940)           ($637)           $7,984           $45,422
                                                      -----------------------------------------------------------------


                                                                                            PF SALOMON
                                                          PF PUTNAM         PF PUTNAM        BROTHERS
                                                        EQUITY INCOME       RESEARCH      LARGE-CAP VALUE
                                                          FUND (2)          FUND (2)         FUND (1)
                                                      ---------------------------------------------------
OPERATIONS
Net investment income (loss) ......................          $5,102          ($21,340)        ($11,460)
Net realized gain (loss) on investments
  and foreign currency transactions ...............         (24,546)         (127,287)         (19,381)
Net unrealized gain (loss) on investments
  and foreign currency transactions ...............         484,576            97,339          942,087
                                                      ---------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations .......................         465,132           (51,288)         911,246
                                                      ---------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
  Class A .........................................              --                --          (41,033)
  Class B .........................................              --                --              (66)
  Class C .........................................              --                --             (182)
Net realized gains
  Class A .........................................              --                --           (4,303)
  Class B .........................................              --                --               (9)
  Class C .........................................              --                --               (9)
                                                      ---------------------------------------------------
Net Decrease in Net Assets Resulting from
  Distributions to Shareholders ...................              --                --          (45,602)
                                                      ---------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
  Class A .........................................      10,417,665        15,019,575       19,940,332
  Class B .........................................          12,549            10,010          144,338
  Class C .........................................          44,011            10,010          251,002
Dividends reinvestments
  Class A .........................................              --                --           44,875
  Class B .........................................              --                --               75
  Class C .........................................              --                --              153
Cost of shares repurchased
  Class A .........................................          (4,138)             (166)      (1,092,458)
  Class B .........................................              --                --             (552)
  Class C .........................................          (4,109)               --          (10,868)
                                                      ---------------------------------------------------
Net Increase in Net Assets
  Derived from Capital Share Transactions .........      10,465,978        15,039,429       19,276,897
                                                      ---------------------------------------------------
NET INCREASE IN NET ASSETS ........................      10,931,110        14,988,141       20,142,541
                                                      ---------------------------------------------------

NET ASSETS
Beginning of Period ...............................              --                --               --
                                                      ---------------------------------------------------
End of Period .....................................     $10,931,110       $14,988,141      $20,142,541
                                                      ---------------------------------------------------
Undistributed net investment income (loss) at
  end of period ...................................         $51,609           $30,076          ($1,063)
                                                      ---------------------------------------------------

(1) COMMENCED ON SEPTEMBER 28, 2001.
(2) COMMENCED ON DECEMBER 31, 2001.
SEE NOTES TO FINANCIAL STATEMENTS

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31, 2002 WAS AS FOLLOWS:

                                      Investment Activities                          Distributions
                             -----------------------------------  -------------------------------------------------
                                       Net Realized
                                            and
                  Net Asset             Unrealized      Total     Dividends                                            Net Asset
                    Value,      Net     Gain (Loss)      from      from Net  Distributions                               Value,
                  Beginning  Investment     on        Investment  Investment     from       Return of      Total         End of
                  of Period    Loss      Securities   Operations    Income   Capital Gains   Capital   Distributions     Period
---------------------------------------------------------------------------------------------------------------------------------
PF AIM Blue Chip (4)
Class A: 2002 (5)  $10.00    $(0.05)      $1.06         $1.01       $(0.03)     $(0.02)           $--        $(0.05)       $10.96
Class B: 2002 (5)   10.00     (0.08)       1.06          0.98        (0.02)      (0.02)            --         (0.04)        10.94
Class C: 2002 (5)   10.00     (0.08)       1.06          0.98        (0.03)      (0.02)            --         (0.05)        10.93
---------------------------------------------------------------------------------------------------------------------------------
PF AIM Aggressive Growth (4)
Class A: 2002 (5)  $10.00    $(0.09)      $1.81         $1.72       $(0.02)     $(0.07)           $--        $(0.09)       $11.63
Class B: 2002 (5)   10.00     (0.12)       1.80          1.68           --       (0.07)            --         (0.07)        11.61
Class C: 2002 (5)   10.00     (0.12)       1.81          1.69        (0.01)      (0.07)            --         (0.08)        11.61
---------------------------------------------------------------------------------------------------------------------------------
PF INVESCO Health Sciences (4)
Class A: 2002 (5)  $10.00    $(0.07)     $(0.02)       $(0.09)         $--         $--         $(0.02)       $(0.02)        $9.89
Class B: 2002 (5)   10.00     (0.10)      (0.02)        (0.12)          --          --          (0.02)        (0.02)         9.86
Class C: 2002 (5)   10.00     (0.10)      (0.02)        (0.12)          --          --          (0.02)        (0.02)         9.86
---------------------------------------------------------------------------------------------------------------------------------
PF INVESCO Technology (4)
Class A: 2002 (5)  $10.00    $(0.12)      $2.59         $2.47          $--         $--            $--           $--        $12.47
Class B: 2002 (5)   10.00     (0.15)       2.59          2.44           --          --             --            --         12.44
Class C: 2002 (5)   10.00     (0.15)       2.59          2.44           --          --             --            --         12.44
---------------------------------------------------------------------------------------------------------------------------------
PF Janus Strategic Value (4)
Class A: 2002 (5)  $10.00    $(0.05)      $1.54         $1.49       $(0.04)        $--            $--        $(0.04)       $11.45
Class B: 2002 (5)   10.00     (0.07)       1.54          1.47        (0.04)         --             --         (0.04)        11.43
Class C: 2002 (5)   10.00     (0.07)       1.53          1.46        (0.03)         --             --         (0.03)        11.43
---------------------------------------------------------------------------------------------------------------------------------
PF Janus Growth LT (4)
Class A: 2002 (5)  $10.00    $(0.04)      $0.39         $0.35       $(0.03)        $--            $--        $(0.03)       $10.32
Class B: 2002 (5)   10.00     (0.07)       0.40          0.33        (0.03)         --             --         (0.03)        10.30
Class C: 2002 (5)   10.00     (0.07)       0.40          0.33        (0.02)         --             --         (0.02)        10.31
---------------------------------------------------------------------------------------------------------------------------------
PF Lazard International Value (4)
Class A: 2002 (5)  $10.00    $(0.02)      $1.14         $1.12       $(0.03)        $--            $--        $(0.03)       $11.09
Class B: 2002 (5)   10.00     (0.05)       1.14          1.09        (0.01)         --             --         (0.01)        11.08
Class C: 2002 (5)   10.00     (0.05)       1.14          1.09        (0.02)         --             --         (0.02)        11.07
---------------------------------------------------------------------------------------------------------------------------------
PF MFS Mid-Cap Growth (4)
Class A: 2002 (5)  $10.00    $(0.08)      $1.45         $1.37       $(0.02)     $(0.17)           $--        $(0.19)       $11.18
Class B: 2002 (5)   10.00     (0.11)       1.45          1.34           --       (0.17)            --         (0.17)        11.17
Class C: 2002 (5)   10.00     (0.11)       1.46          1.35        (0.02)      (0.17)            --         (0.19)        11.16
---------------------------------------------------------------------------------------------------------------------------------



                                                         Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------
                                                                               Ratio of Net    Ratio of Net
                                                             Ratio of Gross  Investment Loss Investment Loss
                              Net Assets,       Ratio of       Expenses to    After Expense   Before Expense
                                End of        Net Expenses       Average       Reductions      Reductions     Portfolio
                    Total       Period       to Average Net        Net         to Average      to Average     Turnover
                   Return(1) (in thousands)  Assets (2),(3)  Assets (2),(3)  Assets (2),(3)  Assets (2),(3)      Rate
------------------------------------------------------------------------------------------------------------------------
PF AIM Blue Chip (4)
Class A: 2002 (5)   10.09%     $10,867             1.90%             5.99%       (0.92%)       (5.01%)           12.63%
Class B: 2002 (5)    9.79%          43             2.40%             6.49%       (1.42%)       (5.51%)           12.63%
Class C: 2002 (5)    9.74%         154             2.40%             6.49%       (1.42%)       (5.51%)           12.63%
------------------------------------------------------------------------------------------------------------------------
PF AIM Aggressive Growth (4)
Class A: 2002 (5)   17.21%      $7,654             1.95%             6.84%       (1.67%)       (6.56%)           44.75%
Class B: 2002 (5)   16.84%          12             2.45%             7.34%       (2.17%)       (7.06%)           44.75%
Class C: 2002 (5)   16.91%          25             2.45%             7.34%       (2.17%)       (7.06%)           44.75%
------------------------------------------------------------------------------------------------------------------------
PF INVESCO Health Sciences (4)
Class A: 2002 (5)   (0.92%)     $7,854             2.05%             4.82%       (1.43%)       (4.20%)           22.74%
Class B: 2002 (5)   (1.22%)         37             2.55%             5.32%       (1.93%)       (4.70%)           22.74%
Class C: 2002 (5)   (1.22%)         37             2.55%             5.32%       (1.93%)       (4.70%)           22.74%
------------------------------------------------------------------------------------------------------------------------
PF INVESCO Technology (4)
Class A: 2002 (5)   24.70%      $7,801             2.05%             4.81%       (1.82%)       (4.58%)           32.50%
Class B: 2002 (5)   24.40%          47             2.55%             5.31%       (2.32%)       (5.08%)           32.50%
Class C: 2002 (5)   24.40%          13             2.55%             5.31%       (2.32%)       (5.08%)           32.50%
------------------------------------------------------------------------------------------------------------------------
PF Janus Strategic Value (4)
Class A: 2002 (5)   14.94%      $9,002             1.90%             6.26%       (0.84%)       (5.20%)           18.71%
Class B: 2002 (5)   14.71%         105             2.40%             6.76%       (1.34%)       (5.70%)           18.71%
Class C: 2002 (5)   14.67%          21             2.40%             6.76%       (1.34%)       (5.70%)           18.71%
------------------------------------------------------------------------------------------------------------------------
PF Janus Growth LT (4)
Class A: 2002 (5)    3.50%      $9,819             1.70%             6.29%       (0.78%)       (5.37%)           64.33%
Class B: 2002 (5)    3.27%          57             2.20%             6.79%       (1.28%)       (5.87%)           64.33%
Class C: 2002 (5)    3.33%          84             2.20%             6.79%       (1.28%)       (5.87%)           64.33%
------------------------------------------------------------------------------------------------------------------------
PF Lazard International Value (4)
Class A: 2002 (5)   11.21%      $7,817             1.80%             7.07%       (0.35%)       (5.62%)            7.11%
Class B: 2002 (5)   10.95%          26             2.30%             7.57%       (0.85%)       (6.12%)            7.11%
Class C: 2002 (5)   10.91%         143             2.30%             7.57%       (0.85%)       (6.12%)            7.11%
------------------------------------------------------------------------------------------------------------------------
PF MFS Mid-Cap Growth (4)
Class A: 2002 (5)   13.79%     $11,383             1.85%             5.33%       (1.44%)       (4.92%)           70.54%
Class B: 2002 (5)   13.52%          82             2.35%             5.83%       (1.94%)       (5.42%)           70.54%
Class C: 2002 (5)   13.53%         116             2.35%             5.83%       (1.94%)       (5.42%)           70.54%
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS              SEE EXPLANATION OF SYMBOLS ON D-2

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31, 2002 WAS AS FOLLOWS:

                                      Investment Activities                          Distributions
                             -----------------------------------  -------------------------------------------------
                                        Net Realized
                                             and
                  Net Asset              Unrealized      Total     Dividends                                            Net Asset
                    Value,       Net      Gain (Loss)     from      from Net  Distributions                               Value,
                  Beginning   Investment     on        Investment  Investment     from       Return of      Total         End of
                  of Period Income (Loss) Securities   Operations    Income   Capital Gains   Capital   Distributions     Period
---------------------------------------------------------------------------------------------------------------------------------
PF MFS Global Growth (4)
Class A: 2002 (5)  $10.00      $(0.05)     $1.10         $1.05      $(0.01)     $(0.01)        $--        $(0.02)         $11.03
Class B: 2002 (5)   10.00       (0.08)      1.10          1.02          --       (0.01)         --         (0.01)          11.01
Class C: 2002 (5)   10.00       (0.08)      1.10          1.02          --       (0.01)         --         (0.01)          11.01
---------------------------------------------------------------------------------------------------------------------------------
PF PIMCO Managed Bond (4)
Class A: 2002      $10.00       $0.06     $(0.09)       $(0.03)     $(0.07)     $(0.05)        $--        $(0.12)          $9.85
Class B: 2002       10.00        0.04      (0.10)        (0.06)      (0.05)      (0.05)         --         (0.10)           9.84
Class C: 2002       10.00        0.04      (0.10)        (0.06)      (0.05)      (0.05)         --         (0.10)           9.84
---------------------------------------------------------------------------------------------------------------------------------
PF Pacific Life Money Market (4)
Class A: 2002       $1.00       $--(7)       $--           $--      $ --(7)        $--         $--           $--           $1.00
Class B: 2002        1.00        --(7)        --            --        --(7)         --          --            --            1.00
Class C: 2002        1.00        --(7)        --            --        --(7)         --          --            --            1.00
---------------------------------------------------------------------------------------------------------------------------------
PF Putnam Equity Income (6)
Class A: 2002 (5)  $10.00       $0.01      $0.44         $0.45        $ --         $--         $--           $--          $10.45
Class B: 2002 (5)   10.00       (0.01)      0.44          0.43          --          --          --            --           10.43
Class C: 2002 (5)   10.00       (0.01)      0.44          0.43          --          --          --            --           10.43
---------------------------------------------------------------------------------------------------------------------------------
PF Putnam Research (6)
Class A: 2002      $10.00      $(0.01)    $(0.02)       $(0.03)       $ --         $--         $--           $--           $9.97
Class B: 2002       10.00       (0.03)     (0.02)        (0.05)         --          --          --            --            9.95
Class C: 2002       10.00       (0.03)     (0.02)        (0.05)         --          --          --            --            9.95
---------------------------------------------------------------------------------------------------------------------------------
PF Salomon Brothers Large-Cap Value (4)
Class A: 2002 (5)  $10.00      $(0.01)     $0.96         $0.95      $(0.02)     $(0.01)        $--        $(0.03)         $10.92
Class B: 2002 (5)   10.00       (0.03)      0.97          0.94       (0.02)      (0.01)         --         (0.03)          10.91
Class C: 2002 (5)   10.00       (0.03)      0.96          0.93       (0.02)      (0.01)         --         (0.03)          10.90
---------------------------------------------------------------------------------------------------------------------------------



                                                        Ratios/Supplemental Data
                  ---------------------------------------------------------------------------------------------------------------
                                                                                  Ratio of Net        Ratio of Net
                                                             Ratio of Gross    Investment Income    Investment Income
                              Net Assets,       Ratio of       Expenses to   (Loss) After Expense (Loss) Before Expense
                                End of        Net Expenses       Average         Reductions            Reductions     Portfolio
                    Total       Period       to Average Net        Net           to Average            to Average     Turnover
                   Return(1) (in thousands)  Assets (2),(3)  Assets (2),(3)    Assets (2),(3)        Assets (2),(3)     Rate
---------------------------------------------------------------------------------------------------------------------------------
PF MFS Global Growth (4)
Class A: 2002 (5)  10.54%       $6,808           2.05%           9.38%            (0.92%)               (8.25%)         77.66%
Class B: 2002 (5)  10.24%           22           2.55%           9.88%            (1.42%)               (8.75%)         77.66%
Class C: 2002 (5)  10.24%           11           2.55%           9.88%            (1.42%)               (8.75%)         77.66%
--------------------------------------------------------------------------------------------------------------------------------
PF PIMCO Managed Bond (4)
Class A: 2002      (0.28%)     $33,055           1.55%           2.54%             1.16%                 0.17%         522.25%
Class B: 2002      (0.55%)         173           2.05%           3.04%             0.66%                (0.33%)        522.25%
Class C: 2002      (0.57%)         370           2.05%           3.04%             0.66%                (0.33%)        522.25%
--------------------------------------------------------------------------------------------------------------------------------
PF Pacific Life Money Market (4)
Class A: 2002       0.33%      $27,056           1.35%           2.59%             0.57%                (0.67%)           N/A
Class B: 2002       0.09%           88           1.85%           3.09%             0.07%                (1.17%)           N/A
Class C: 2002       0.09%           75           1.85%           3.09%             0.07%                (1.17%)           N/A
--------------------------------------------------------------------------------------------------------------------------------
PF Putnam Equity Income (6)
Class A: 2002 (5)   4.50%      $10,877           1.90%           5.97%             0.20%                (3.87%)         10.27%
Class B: 2002 (5)   4.30%           13           2.40%           6.47%            (0.30%)               (4.37%)         10.27%
Class C: 2002 (5)   4.30%           41           2.40%           6.47%            (0.30%)               (4.37%)         10.27%
--------------------------------------------------------------------------------------------------------------------------------
PF Putnam Research (6)
Class A: 2002      (0.30%)     $14,968           1.95%           5.29%            (0.59%)               (3.93%)         56.30%
Class B: 2002      (0.50%)          10           2.45%           5.79%            (1.09%)               (4.43%)         56.30%
Class C: 2002      (0.50%)          10           2.45%           5.79%            (1.09%)               (4.43%)         56.30%
--------------------------------------------------------------------------------------------------------------------------------
PF Salomon Brothers Large-Cap Value(4)
Class A: 2002 (5)   9.54%      $19,748           1.80%           3.93%            (0.14%)               (2.27%)         27.37%
Class B: 2002 (5)   9.38%          151           2.30%           4.43%            (0.64%)               (2.77%)         27.37%
Class C: 2002 (5)   9.30%          243           2.30%           4.43%            (0.64%)               (2.77%)         27.37%
--------------------------------------------------------------------------------------------------------------------------------

(1) TOTAL RETURN NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE FULL YEAR. CALCULATION DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES FOR CLASS A, B AND C.
(2) NET EXPENSES ARE AFTER ADVISER EXPENSE REIMBURSEMENTS AS DISCUSSED IN NOTE 8 TO THE FINANCIAL STATEMENTS. GROSS EXPENSES USED IN CALCULATING THE RATIOS OF GROSS AND NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS ARE GROSSED UP BY THE ADVISER EXPENSE REIMBURSEMENTS.
(3) ANNUALIZED FOR PERIODS OF LESS THAN ONE FULL YEAR.
(4) COMMENCED ON SEPTEMBER 28, 2001.
(5) PER SHARE NET INVESTMENT INCOME HAS BEEN CALCULATED USING THE MONTHLY AVERAGE SHARE METHOD.
(6) COMMENCED ON DECEMBER 31, 2001.
(7) AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS

                                  PACIFIC FUNDS
                           NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2002

1. ORGANIZATION

  Pacific Funds (individually, a "Fund," collectively, the "Funds") is a Delaware business trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The PF AIM Blue Chip Fund, PF AIM Aggressive Growth Fund, PF INVESCO Health Sciences Fund, PF INVESCO Technology Fund, PF Janus Strategic Value Fund, PF Janus Growth LT Fund, PF Lazard International Value Fund, PF MFS Mid-Cap Growth Fund, PF MFS Global Growth Fund, PF PIMCO Managed Bond Fund, PF Pacific Life Money Market Fund, PF Putnam Equity Income Fund, PF Putnam Research Fund, and PF Salomon Brothers Large-Cap Value Fund are separate, diversified investment portfolios of the Funds with the exception of the PF Janus Strategic Value Fund, PF MFS Mid-Cap Growth Fund and PF MFS Global Growth Fund, which are non-diversified portfolios of the Funds. Non-diversified portfolios may invest a relatively high percentage of their net assets in obligations of a limited number of issuers. Each Fund has three separate classes of shares: Class A, B and C. Each class is distinguished by the level of distribution services provided and are substantially the same except that (i) Class A shares are subject to a maximum 5.50% front-end sales charge, except for an investment of $1 million or more there is no front-end sales charge; however, a 1% contingent deferred sales charge ("CDSC") is imposed upon the redemption of Class A shares within one year of their purchase if the purchase was part of an investment of $1 million or more (when there was no initial sales charge), (ii) Class B shares are subject to a maximum 5.00% CDSC, and (iii) Class C shares are subject to a maximum 1.00% front-end sales charge, except for shares of the PF Pacific Life Money Market Fund, which are sold at the net asset value ("NAV") per share without an initial sales charge, and a maximum 1.00% CDSC is imposed upon the sale of Class C shares within one year of their purchase.

  All of the Funds except the PF Putnam Equity Income Fund and PF Putnam Research Fund commenced on September 28, 2001. The PF Putnam Equity Income Fund and the PF Putnam Research Fund commenced on December 31, 2001.

2. SIGNIFICANT ACCOUNTING POLICIES

  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements.

  A. SECURITY VALUATION

  Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system or from established market makers. Fixed income securities are generally valued at prices obtained from pricing services or brokers and dealers. Securities for which market quotation are not deemed readily available are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Funds. If events occur that materially affect NAV (including non-U.S. securities) between the close of trading in those securities affected and the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), the securities will also be valued at fair value. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximate market value.

  B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium are recorded on a daily basis using the effective yield method except for PL Pacific Life Money Market Fund which recognizes discount and premium on a straight line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

  Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and service (12b-1) fees (included in Note 3). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

  C. FOREIGN CURRENCY TRANSLATION

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

                                  PACIFIC FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

  Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

  D. EXPENSE ALLOCATION

  General expenses of the Funds (including legal and audit fees, transfer agency out-of-pocket expenses and fees and expenses of the independent trustees) are allocated among the Funds in proportion to their relative average daily net assets. Expenses directly attributable to a particular Fund (including advisory, administration, custody, registration, and distribution and service (12b-1)
fees) are charged to that Fund.

  E. ORGANIZATION AND OFFERING COSTS

  All Funds, except PF Putnam Equity Income Fund and PF Putnam Research Fund, bear all costs in connection with their organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs were expensed at the commencement of operations of each Fund. The Funds bear all costs associated with offering expenses including legal, printing and internal services support. All such costs are amortized to expense on a straight line basis over twelve months from commencement of operations.

  F. FUTURES CONTRACTS

  All Funds, except PF Pacific Life Money Market Fund, may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

  G. OPTIONS ON FUTURES CONTRACTS

   All Funds, except PF Pacific Life Money Market Fund, may write options on interest rate futures. When a Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability that is "marked-to-market" based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by a Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of a counterparty to perform.

  H. SWAPS

  All Funds, except PF Pacific Life Money Market Fund, may enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if a Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are "marked-to-market" daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

  I. INVESTMENT RISK

  Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

  There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse

                                  PACIFIC FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

3. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

  Pursuant to the Investment Advisory Agreement, Pacific Life Insurance Company ("Pacific Life") serves as Investment Adviser to the Funds, and receives from the Funds the following advisory fee rates based on an annual percentage of the average daily net assets of each Fund and the fees are accrued daily:

---------------------------------------------------------------
 PF AIM Blue Chip         0.95%   PF MFS Mid-Cap Growth   0.90%
---------------------------------------------------------------
 PF AIM Aggressive Growth 1.00%   PF MFS Global Growth    1.10%
---------------------------------------------------------------
 PF INVESCO                       PF PIMCO
 Health Sciences          1.10%    Managed Bond           0.60%
---------------------------------------------------------------
 PF INVESCO Technology    1.10%   PF Pacific Life
                                   Money Market        SEE (1)
---------------------------------------------------------------
 PF Janus Strategic Value 0.95%   PF Putnam Equity Income 0.95%
---------------------------------------------------------------
 PF Janus Growth LT       0.75%   PF Putnam Research      1.00%
---------------------------------------------------------------
 PF Lazard                        PF Salomon Brothers
 International Value      0.85%    Large-Cap Value        0.85%
---------------------------------------------------------------
(1) PF PACIFIC LIFE MONEY MARKET FUND, AN ANNUAL RATE OF 0.40% OF THE FIRST $250 MILLION, 0.35% OF THE NEXT $250 MILLION, AND 0.30% OF THE AVERAGE DAILY NET ASSETS IN EXCESS OF $500 MILLION.

  Pursuant to Fund Management Agreements, the Funds and Pacific Life engage the following firms as sub-advisors for their respective Funds: AIM Capital Management, Inc., INVESCO Funds Group, Inc., Janus Capital Management LLC (formerly Janus Capital Corporation), Lazard Asset Management, MFS Investment Management, Pacific Investment Management Company LLC, Putnam Investment Management, LLC, and Salomon Brothers Asset Management Inc. Pacific Life pays each sub-advisor a fee as compensation for advisory services provided to the Funds.

  Pursuant to the Administration and Shareholder Services Agreement, Pacific Life serves as Administrator (the "Administrator") to the Funds. Under the Agreement, the Funds compensate the Administrator at an annual rate of 0.35% of average daily net assets which are accrued daily, for procuring the administrative, transfer agency and shareholder services. In addition, the Funds compensate the Administrator for support services based on an internal billing rate at cost for the time spent by the legal, accounting, tax and compliance personnel for providing assistance, coordination and supervision to the Funds.

  Pacific Select Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Funds' shares. Each Fund shall pay to the Distributor a fee at an annual rate expressed as a percentage of average daily net assets (the "Distribution Fee") as compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Funds (0.25% for Class A shares and 0.75% for Class B and C shares). Additionally, each Fund shall pay another fee (the "Servicing Fee") as compensation in connection with services rendered to shareholders of the Funds and/or maintenance of shareholder accounts (0.25% for Class A, B and C shares). The fees are accrued daily.

  For the period ended March 31, 2002, the Distributor, acting as underwriter, received net commissions of $65,426 from the sale of Class A and Class C shares. The Distributor received $123 in contingent deferred sales charges from redemptions of Class B and Class C shares for the period ended March 31, 2002.

  The Funds have incurred $592,754 of investment advisory fees, $260,420 of administration fees and $80,016 of support services expenses to Pacific Life for the period ended March 31, 2002. At March 31, 2002, $126,658, $55,357, and
$80,016, respectively, remained payable. For the period ended March 31, 2002, the Funds also incurred $374,317 of distribution expenses paid to Pacific Select Distributors, Inc. under the 12b-1 distribution and service (12b-1) plan. At March 31, 2002, $79,887 remained payable.

4. TRUSTEE DEFERRED COMPENSATION PLAN

  Each Trustee is eligible to participate in the Deferred Compensation Plan (the "Plan"). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. The appreciation/depreciation of the deferred payments is tied to the performance of certain underlying Pacific Funds. The market value appreciation/depreciation of the Trustee's deferred compensation accounts will cause the expenses of the Funds to increase or decrease due to the market fluctuation.

5. DISTRIBUTIONS TO SHAREHOLDERS

  The Funds intend to declare and pay dividends on net investment income at least annually, except for PF PIMCO Managed Bond Fund and PF Pacific Life Money Market Fund. Dividends are declared and paid monthly for the PF PIMCO Managed Bond Fund and are declared daily and paid monthly for the PF Pacific Life Money Market Fund. All realized capital gains are distributed at least annually for all Funds.

                                  PACIFIC FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

  Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, post-October losses, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  The tax character of distributions paid during the six-month period ended March 31, 2002 was as follows:

                         DISTRIBUTIONS PAID FROM

                          ORDINARY   LONG-TERM    RETURN OF
           FUNDS           INCOME   CAPITAL GAIN   CAPITAL
------------------------- --------  ------------  ---------
  PF AIM Blue Chip        $38,214          $--         $--
  PF AIM Aggressive Growth 45,083           --          --
  PF INVESCO Health
    Sciences                   --           --       9,605
  PF Janus Strategic Value 32,180           --          --
  PF Janus Growth LT       28,413           --          --
  PF Lazard International
    Value                  20,049           --          --
  PF MFS Mid-Cap Growth   105,168           --          --
  PF MFS Global Growth     12,763           --          --
  PF PIMCO Managed Bond   226,553           --          --
  PF Pacific Life Money
    Market                 63,863           --          --
  PF Salomon Brothers
    Large-Cap Value        45,602           --          --

  As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

                         ACCUMULATED UNDISTRIBUTED  UNREALIZED
                         CAPITAL AND   ORDINARY    APPRECIATION/
           FUNDS        OTHER LOSSES    INCOME    (DEPRECIATION)
----------------------- ------------ ------------ --------------
  PF AIM Blue Chip         ($43,458)        $--      $560,897
  PF AIM Aggressive Growth (143,243)         --     1,097,592
  PF INVESCO Health
    Sciences               (376,735)         --       195,982
  PF INVESCO Technology    (121,149)         --     1,356,722
  PF Janus Strategic Value       --      50,579       984,176
  PF Janus Growth LT       (195,318)         --       304,185
  PF Lazard International
    Value                        --      56,929       602,327
  PF MFS Mid-Cap Growth          --     873,539      (297,349)
  PF MFS Global Growth           --     125,019       438,588
  PF PIMCO Managed Bond    (586,944)     20,206      (303,225)
  PF Pacific Life Money
    Market                       --      47,190            --
  PF Putnam Equity Income   (21,850)     52,651       481,880
  PF Putnam Research       (119,285)     31,465        89,337
  PF Salomon Brothers
    Large-Cap Value              --     102,455       805,899

6. FEDERAL INCOME TAXES

  Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Net capital loss carryovers and post-October 31 capital losses, if any, at March 31, 2002, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October 31 foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and post-October capital losses and foreign currency losses deferred at March 31, 2002 were as follows:

                           NET CAPITAL LOSS
         FUNDS                 CARRYOVER       EXPIRATION
-------------------------  ----------------   ------------
  PF INVESCO Technology         $13,573           2010
  PF Janus Growth LT             52,328           2010

                                              POST-OCTOBER
                             POST-OCTOBER        FOREIGN
                                CAPITAL         CURRENCY
         FUNDS              LOSS DEFERRAL     LOSS DEFERRAL
-------------------------  ----------------   ------------
  PF AIM Blue Chip              $43,458              $--
  PF AIM Aggressive Growth      143,243               --
  PF INVESCO Health Sciences    374,986            1,749
  PF INVESCO Technology         107,576               --
  PF Janus Growth LT            142,990               --
  PF PIMCO Managed Bond         586,944               --
  PF Putnam Equity Income        21,850               --
  PF Putnam Research            119,285               --

7. RECLASSIFICATION OF ACCOUNTS

  During the period ended March 31, 2002, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                  PACIFIC FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

                                                 ACCUMULATED
                                    UNDISTRIBUTED    NET
                           PAID-IN NET INVESTMENT  REALIZED
           FUNDS           CAPITAL     INCOME     GAIN (LOSS)
------------------------- -------- -------------- -----------
  PF AIM Blue Chip        ($69,960)    $71,017     ($1,057)
  PF AIM Aggressive Growth (64,082)     67,694      (3,612)
  PF INVESCO Health
    Sciences               (52,365)     50,528       1,837
  PF INVESCO Technology    (40,582)     41,905      (1,323)
  PF Janus Strategic Value (41,102)     63,839     (22,737)
  PF Janus Growth LT       (61,819)     61,819          --
  PF Lazard International
    Value                  (40,322)     39,893         429
  PF MFS Mid-Cap Growth      1,213      86,339     (87,552)
  PF MFS Global Growth     (22,247)     34,604     (12,357)
  PF PIMCO Managed Bond    (44,845)     44,844           1
  PF Pacific Life Money
    Market                 (43,171)     45,422      (2,251)
  PF Putnam Equity Income  (46,507)     46,507          --
  PF Putnam Research       (51,416)     51,416          --
  PF Salomon Brothers
    Large-Cap Value        (41,647)     51,678     (10,031)

8. EXPENSE REDUCTIONS

  Pacific Life has contractually agreed through December 31, 2004 to waive all or part of its investment advisory fees and administration fees or otherwise reimburse each Fund for operating expenses (including organizational expenses, but, not including investment advisory fees, distribution and service (12b-1) fees, foreign taxes on dividends, interest or gains, interest, taxes, brokerage commissions and other transactional expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund's business) that exceed an annual rate of 0.45% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.45% expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Funds, but not above the 0.45% expense cap. There is no guarantee that Pacific Life will continue to cap the expenses after December 31, 2004.

  The adviser expense reimbursement is presented in the accompanying Statements of Operations.

9. PURCHASES AND SALES OF SECURITIES

  Purchases and sales of securities (excluding short-term investments and the PF Pacific Life Money Market Fund since it trades exclusively in short-term debt securities) for the period ended March 31, 2002 are summarized in the following tables:

                               U.S. GOVERNMENT SECURITIES
         Funds                  Purchases          Sales
-----------------------------------------------------------
  PF PIMCO Managed Bond      $120,466,891      $96,312,665

                                    OTHER SECURITIES
         Funds                  Purchases          Sales
-----------------------------------------------------------
  PF AIM Blue Chip            $10,646,673         $995,230
  PF AIM Aggressive Growth      8,616,648        2,490,638
  PF INVESCO Health Sciences   11,153,869        1,440,030
  PF INVESCO Technology         9,152,882        2,022,204
  PF Janus Strategic Value      9,049,505        1,055,041
  PF Janus Growth LT           13,792,266        4,574,214
  PF Lazard International Value 6,854,796          390,054
  PF MFS Mid-Cap Growth        15,258,909        5,435,271
  PF MFS Global Growth          9,773,887        3,921,673
  PF PIMCO Managed Bond         6,507,777          652,975
  PF Putnam Equity Income      11,059,552          789,886
  PF Putnam Research           20,965,749        6,139,950
  PF Salomon Brothers
    Large-Cap Value            21,162,864        3,630,654

                                  PACIFIC FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

10. SHARES OF BENEFICIAL INTEREST

  Transactions in Fund shares for the period from commencement of operations through March 31, 2002 were as follows:

                                         PF AIM       PF INVESCO                    PF JANUS                      PF LAZARD
                           PF AIM      AGGRESSIVE       HEALTH       PF INVESCO    STRATEGIC       PF JANUS     INTERNATIONAL
                          BLUE CHIP      GROWTH        SCIENCES      TECHNOLOGY       VALUE        GROWTH LT        VALUE
                            FUND          FUND           FUND           FUND          FUND           FUND           FUND
                          ---------    ----------     ----------     ----------    ----------      ---------    -------------
  CLASS A
  Shares sold           1,034,665        675,918        816,411       650,129        814,050        974,177       722,362
  Distributions reinvested  3,457          4,090            916            --          2,972          2,541         1,861
  Shares redeemed         (46,503)       (21,797)       (23,186)      (24,613)       (31,001)       (25,645)      (19,555)
                        ---------       --------       --------      --------       --------       --------      --------
  Ending Balances         991,619        658,211        794,141       625,516        786,021        951,073       704,668
                        =========       ========       ========      ========       ========       ========      ========
  CLASS B
  Shares sold               4,048          1,832         15,346         3,812          9,202          5,545         2,355
  Distributions reinvested      5              6              2            --              6              6             1
  Shares redeemed             (82)          (832)       (11,627)           --             --             (1)          (29)
                        ---------       --------       --------      --------       --------       --------      --------
  Ending Balances           3,971          1,006          3,721         3,812          9,208          5,550         2,327
                        =========       ========       ========      ========       ========       ========      ========
  CLASS C
  Shares sold              15,044          2,160          3,933         1,040          1,840          8,452        14,039
  Distributions reinvested     12              8              2            --              6              7             3
  Shares redeemed            (944)            --           (220)           --             --           (352)       (1,120)
                        ---------       --------       --------      --------       --------       --------      --------
  Ending Balances          14,112          2,168          3,715         1,040          1,846          8,107        12,922
                        =========       ========       ========      ========       ========       ========      ========

                                                                                                                 PF SALOMON
                           PF MFS        PF MFS                                                                   BROTHERS
                           MID-CAP       GLOBAL        PF PIMCO    PF PACIFIC LIFE  PF PUTNAM      PF PUTNAM      LARGE-CAP
                           GROWTH        GROWTH      MANAGED BOND   MONEY MARKET  EQUITY INCOME    RESEARCH         VALUE
                            FUND          FUND           FUND           FUND          FUND           FUND           FUND
                          ---------    ----------     ----------     ----------    ----------      ---------    -------------
  CLASS A
  Shares sold            1,087,421        618,042     3,817,401     38,214,595      1,041,852     1,501,891      1,905,188
  Distributions reinvested   9,521          1,144        17,992         60,436             --            --          4,206
  Shares redeemed          (78,904)        (1,678)     (478,288)   (11,221,052)          (415)          (17)      (101,595)
                         ---------       --------     ---------    -----------      ---------     ---------      ---------
  Ending Balances        1,018,038        617,508     3,357,105     27,053,979      1,041,437     1,501,874      1,807,799
                         =========       ========     =========    ===========      =========     =========      =========
  CLASS B
  Shares sold                7,362          2,042        17,779        125,511          1,255         1,001         13,884
  Distributions reinvested      16              1            41             10             --            --              7
  Shares redeemed               --             --          (228)       (37,663)            --            --            (51)
                         ---------       --------     ---------    -----------      ---------     ---------      ---------
  Ending Balances            7,378          2,043        17,592         87,858          1,255         1,001         13,840
                         =========       ========     =========    ===========      =========     =========      =========
  CLASS C
  Shares sold               11,074          1,000        39,300        487,642          4,288         1,001         23,307
  Distributions reinvested      20              1            79             12             --            --             14
  Shares redeemed             (712)            --        (1,747)      (412,993)          (403)           --         (1,024)
                         ---------       --------     ---------    -----------      ---------     ---------      ---------
  Ending Balances           10,382          1,001        37,632         74,661          3,885         1,001         22,297
                         =========       ========     =========    ===========      =========     =========      =========

  At March 31, 2002, Pacific Asset Management LLC, an indirect wholly-owned subsidiary of Pacific Life owned the following percentage of shares outstanding of each of the Funds:



--------------------------------------------------------------
 PF AIM Blue Chip         49.7%  PF MFS Mid-Cap Growth   49.1%
--------------------------------------------------------------
 PF AIM Aggressive Growth 76.2%  PF MFS Global Growth    80.8%
--------------------------------------------------------------
 PF INVESCO                      PF PIMCO
 Health Sciences          62.5%  Managed Bond            14.8%
--------------------------------------------------------------
 PF INVESCO Technology    79.3%  PF Pacific Life
                                 Money Market            18.4%
--------------------------------------------------------------
 PF Janus Strategic Value 63.0%  PF Putnam Equity Income 95.6%
--------------------------------------------------------------
 PF Janus Growth LT       52.0%  PF Putnam Research      99.7%
--------------------------------------------------------------
 PF Lazard                       PF Salomon Brothers
 International Value      69.7%  Large-Cap Value         27.2%
--------------------------------------------------------------

                                  PACIFIC FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

11. TAX INFORMATION (UNAUDITED)

   For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

           FUNDS                                PERCENTAGE
-------------------------------------          ------------
  PF AIM Blue Chip Fund                             100.0%
  PF AIM Aggressive Growth                           11.2%
  PF Janus Strategic Value                           60.1%
  PF Janus Growth LT                                 41.3%
  PF MFS Mid-Cap Growth                               6.2%
  PF MFS Global Growth                               46.2%
  PF Salomon Brothers Large-Cap Value               100.0%

12. TRUSTEES AND OFFICERS INFORMATION (UNAUDITED)

  The business and affairs of the Funds are managed under the direction of the Board of Trustees under the Funds' Declaration of Trust. Information pertaining to the trustees and officers of the Funds is set forth below. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." The Funds' Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-722-2333.

The address of each Independent Trustee, unless otherwise indicted, is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
NAME, ADDRESS                   POSITION(S) WITH THE FUND              PRINCIPAL OCCUPATION(S)               FUND COMPLEX
AND AGE                         AND LENGTH OF TIME SERVED                DURING PAST 5 YEARS                 OVERSEEN (1)
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Lucie H. Moore, 45                Trustee since 6/13/01       Former Partner with Gibson, Dunn &                  47
                                                              Crutcher (Law).

Richard L. Nelson, 72             Trustee since 6/13/01       Business Consultant; retired Partner                78
                                                              with Ernst & Young LLP (Accounting);
                                                              Former Director of Wynn's International,
                                                              Inc. (Industrial). Trustee Emeritus PIMCO
                                                              Funds: Multi-Manager Series.

Lyman W. Porter, 72               Trustee since 6/13/01       Professor Emeritus of Management                    78
                                                              in the Graduate School of Management
                                                              at the University of California, Irvine;
                                                              Former Member of the Academic Advisory
                                                              Board of Czechoslovak Management
                                                              Center and of the Board of Trustees of the
                                                              American University of Armenia. Trustee
                                                              Emeritus PIMCO Funds: Multi-Manager Series.

Alan Richards, 72                 Trustee since 6/13/01       Retired Chairman of E. F. Hutton Insurance          78
                                                              Group; Former Director of E.F. Hutton
                                                              and Company, Inc. (Financial); Chairman
                                                              of IBIS Capital, LLC (Financial); Former
                                                              Director of Western National Corporation
                                                              (Insurance Holding Company). Trustee Emeritus
                                                              PIMCO Funds: Multi-Manager Series; Chairman
                                                              of the Board and Director, NETirement.com, Inc.
                                                              (on-line retirement calculators).


                                 PACIFIC FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 2002

The address of each officer is 700 Newport Center Drive, Newport Beach, CA
92660.

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
NAME, ADDRESS                   POSITION(S) WITH THE FUND              PRINCIPAL OCCUPATION(S)               FUND COMPLEX
AND AGE                         AND LENGTH OF TIME SERVED                DURING PAST 5 YEARS                 OVERSEEN (1)
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES & OFFICERS
----------------------------------------------------------------------------------------------------------------------------
Thomas C. Sutton, 59 (2)             Chairman of the          Chairman of the Board, Director and Chief           47
                                    Board and Trustee         Executive Officer of Pacific Life, Pacific Mutual
                                      since 6/13/01           Holding Company and Pacific LifeCorp; and
                                                              similar positions with other subsidiaries and
                                                              affiliates of Pacific Life; Director of Newhall
                                                              Land & Farming; Director of The Irvine Company
                                                              (Real Estate); Director of Edison International
                                                              (Utilities); Former Management Board Member
                                                              of PIMCO Advisors L.P.; Former Equity Board
                                                              Member of PIMCO Advisors L.P.

Glenn S. Schafer, 52 (2)                President             President and Director of Pacific Life, Pacific     14
                                       and Trustee            Mutual Holding Company and Pacific LifeCorp and
                                      since 6/13/01           similar positions with other subsidiaries and
                                                              affiliates of Pacific Life; Former Management
                                                              Board Member of PIMCO Advisors L.P.; Former
                                                              Equity Board Member of PIMCO Advisors L.P.


Brian D. Klemens, 45                 Vice President           Vice President and Treasurer (12/98 to              N/A
                                      and Treasurer           present); Assistant Vice President and
                                      since 6/13/01           Assistant Controller (4/94 to 12/98) of Pacific
                                                              Life, Pacific Mutual Holding Company, Pacific
                                                              LifeCorp. And similar positions with other
                                                              subsidiaries and affiliates of Pacific Life.

Diane N. Ledger, 62                  Vice President           Vice President, Variable Regulatory                 N/A
                                      and Assistant           Compliance, Pacific Life.
                                        Secretary
                                      since 6/13/01

Robin S. Yonis, 47                   Vice President           Assistant Vice President and Investment             N/A
                                       and General            Counsel of Pacific Life.
                                         Counsel
                                      since 6/13/01

Audrey L. Milfs, 56                     Secretary             Vice President, Director and Corporate              N/A
                                      since 6/13/01           Secretary of Pacific Life , Pacific Mutual Holding
                                                              Company, Pacific LifeCorp. And similar positions
                                                              with other subsidiaries of Pacific Life.

--------------------

(1) IN ADDITION TO PACIFIC FUNDS (14 FUNDS), EACH TRUSTEE ALSO SERVES AS A TRUSTEE OF THE PACIFIC SELECT FUND (33 PORTFOLIOS) AND MESSRS. NELSON, PORTER, AND RICHARDS FORMERLY SERVED AS TRUSTEES OF THE PIMCO FUNDS:
    MULTI-MANAGER SERIES (31 FUNDS) AND FOR WHICH THEY CURRENTLY PROVIDE ADVISORY AND CONSULTING SERVICES (COLLECTIVELY "FUND COMPLEX").

(2) MR. SUTTON AND MR. SCHAFER ARE INTERESTED PERSONS BECAUSE OF THEIR POSITIONS WITH PACIFIC LIFE AS SHOWN ABOVE.

                          INDEPENDENT AUDITOR'S REPORT

To The Board of Trustees and Shareholders of
Pacific Funds

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Funds comprising the PF AIM Blue Chip Fund, PF AIM Aggressive Growth Fund, PF INVESCO Health Sciences Fund, PF INVESCO Technology Fund, PF Janus Strategic Value Fund, PF Janus Growth LT Fund, PF Lazard International Value Fund, PF MFS Mid-Cap Growth Fund, PF MFS Global Growth Fund, PF PIMCO Managed Bond Fund, PF Pacific Life Money Market Fund, PF Putnam Equity Income Fund, PF Putnam Research Fund and PF Salomon Brothers Large-Cap Value Fund (collectively the "Funds") as of March 31, 2002, and the related statements of operations, the statements of changes in net assets and the financial highlights for the respective periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Pacific Funds as of March 31, 2002, the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.









/S/SIGNATURE
Ernst & Young LLP
May 16, 2002

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

PACIFIC FUNDS ANNUAL REPORT
as of March 31, 2002



INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA  90017

COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

PACIFIC FUNDS
P.O. Box 9768
Providence, RI  02940-9768

ADDRESS SERVICE REQUESTED